W. W. CAPITAL CORPORATION









                            Notice of Annual Meeting

                                       and

                                 Proxy Statement







                                 Marriott Hotel
                            350 East Horsetooth Road
                          Fort Collins, Colorado 80525

                         Annual Meeting of Shareholders

                                December 15, 2000

                            W. W. CAPITAL CORPORATION
                           3500 JFK Parkway, Suite 202
                          Fort Collins, Colorado 80525


                                                               November __, 2000

Fellow W. W. Shareholders:

         It is my pleasure to invite you to this year's Annual Meeting of shareholders, which will be held on Friday, December 15, 2000.

         The meeting will start at 10:00 a.m., Mountain Standard Time, at the Marriott Hotel, 350 East Horsetooth Road, Fort Collins, Colorado 80525.

         I appreciate your continued confidence in the Company and look forward to seeing you on December 15.

         Sincerely,



         Steve Zamzow
         President and Chief Executive Officer

                            W. W. CAPITAL CORPORATION
                           3500 JFK Parkway, Suite 202
                          Fort Collins, Colorado 80525

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                  Date:             December 15, 2000
                  Time:             10:00 a.m., Mountain Standard Time
                  Place:            The Marriott Hotel
                                    350 East Horsetooth Road
                                    Fort Collins, Colorado 80525
Purpose of the meeting:

        o      To vote on a proposal to  split-off  the  Company's  wholly-owned
               subsidiary,   Titan   Industries,   Inc.,  to  certain   existing
               shareholders of the Company;

        o      To elect up to five members of the Board of Directors;

        o      To  vote  on  a  proposal  to  ratify  the   appointment  of  the
               independent  auditors;  and

        o      To consider  any other  appropriate
               matters brought before the meeting.

Who may attend the meeting:

         Only shareholders and persons holding proxies from shareholders may attend the meeting.

What to bring:

         If your shares are held in the name of a broker, trust, bank, or other nominee, you will need to bring a proxy or letter from that broker, trust, bank, or nominee that confirms that you are the beneficial owner of those shares.

Record Date:

         October 11, 2000 is the record date for the meeting. This means that owners of W.W. Capital Corporation common stock at the close of business on that date are entitled to:

        o      receive notice of the meeting; and
        o vote at the meeting and any adjournments or postponements of the meeting.

Annual Report:

         We have included with this statement a copy of our Annual Report on Form 10-K for the fiscal year that ended June 30, 2000.

Proxy Voting:

         Your vote is important. Please vote your proxy promptly so your shares can be represented, even if you plan to attend the Annual Meeting. You can vote by using the proxy card that is enclosed. Please see your proxy card for specific instructions on how to vote.

         Our proxy tabulator, Computer Share Investor Services, must receive any proxy that will not be delivered to the Annual Meeting by 9:00 a.m. on Friday, December 15, 2000.

                                         By order of the Board of Directors,

                                         James Alexander, Secretary

                                                 Table of Contents

WHERE YOU CAN FIND MORE INFORMATION.........................................1

FORWARD-LOOKING STATEMENTS..................................................2

SUMMARY.....................................................................3

THE W. W. CAPITAL CORPORATION ANNUAL MEETING................................12
     Matters to be Considered...............................................12
     Voting Information.....................................................12

PROPOSAL TO SPLIT-0FF THE COMPANY'S WHOLLY-
OWNED SUBSIDIARY, TITAN INDUSTRIES, INC., TO
CERTAIN EXISTING SHAREHOLDERS OF THE COMPANY................................15

The Proposed Split-Off......................................................15

Terms of the Agreement......................................................15
     Summary................................................................15
     -------
     Contribution to Capital of Titan.......................................15
     --------------------------------
     The Exchange...........................................................15
     ------------
     Inter-Company Receivable...............................................16
     ------------------------
     Titan Stock Options....................................................16
     -------------------
     Restrictions on Transfer of Shares Following the Closing...............16
     --------------------------------------------------------
     Exchanging Shareholder Representative..................................17
     -------------------------------------

Other Agreements............................................................17
     West-OK Investment, LLC Loan Agreement.................................17
     --------------------------------------
     McDonald & Fredrickson, P.C. Release Agreement.........................18
     ----------------------------------------------
     Tax Sharing Agreement..................................................19
     ---------------------
     Significant Shareholder Consent and Release Agreement..................19
     -----------------------------------------------------
     Company Lock-Up Agreement..............................................19
     -------------------------
     Titan Lock-Up Agreement................................................20
     -----------------------
     Exchanging Shareholder Lock-Up Agreements..............................20
     -----------------------------------------

Consideration to be Received by the Company.................................20

Shareholder Approval........................................................21

Closing  ...................................................................21

Representations and Warranties; Covenants...................................21

Conditions..................................................................22
     Accuracy of Representations and Warranties; Compliance with Covenants..22
     ---------------------------------------------------------------------
     Corporate Approvals....................................................22
     -------------------
     Other Consents and Approvals...........................................22
     ----------------------------
     Qualification Under Section 355 of the Code - No State or Local Taxes..22
     ---------------------------------------------------------------------
     Shareholder Approval...................................................22
     --------------------
     Significant Shareholder Consent and Release............................22
     -------------------------------------------
     Additional Conditions Precedent to the Obligations of the Company......23
     -----------------------------------------------------------------

Termination.................................................................23

Waiver and Amendment........................................................23

Expenses....................................................................23

Background and Reasons for the Split-Off....................................24

ecommendation of the Board of Directors.....................................25

Opinion of the Financial Advisor............................................26

Conflict of Interest; Interest of Certain Persons in Matters
        to be Acted Upon....................................................29

Governmental and Regulatory Approvals.......................................30

Federal Income Tax Consequences.............................................30
    Qualification of the Proposed Split-Off Under Section 355 of the Code...31
    Remaining Shareholders..................................................32
    The Company.............................................................32

Accounting Treatment........................................................32

Absence of Dissenters' Rights of Appraisal..................................32

Business of the Company After the Split-Off.................................32

Unaudited Pro-Forma Financial Statements....................................33

PRICE RANGE OF COMMON STOCK AND RELATED MATTERS.............................34
     Market Information.....................................................34
     Dividends..............................................................34

ELECTION OF DIRECTORS.......................................................35

EXECUTIVE COMPENSATION......................................................38
     Incentive Stock Option Plan............................................39

PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT AUDITORS......................40

TRANSACTIONS WITH MANAGEMENT AND OTHERS.....................................41

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS..............42

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT...........................44

OTHER MATTERS...............................................................44

                       WHERE YOU CAN FIND MORE INFORMATION

     W. W. Capital Corporation files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that the Company files at the Commission's public reference room in Washington, D.C. at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms.

     The Company's public filings are also available to the public from commercial document retrieval services and at the Internet World Wide Website maintained by the Commission at "http://www.sec.gov."

     The Company's common stock is traded on the over-the-counter market under the symbol "WWCL." Documents filed by the Company can also be inspected at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006.

     The Commission allows the Company to "incorporate by reference" information into this document, which means that the Company can disclose important information to you by referring you to another document filed separately with the Commission. The information incorporated by reference is deemed to be part of this document, except for any information superseded by information contained directly in the document. This document incorporates by reference other documents which are listed below that the Company has previously filed with the Commission. The documents contain important information about the Company's business and financial condition that is not included in or delivered with this document.

     Company Filings (File No. 0-17757):

     o The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2000.

     The Company incorporates by reference additional documents that it might file with the Commission between the date of this document and the date of the Annual Meeting. These include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

     Copies of any of the documents incorporated by reference by the Company (excluding exhibits unless specifically incorporated therein) are available without charge, upon written or oral request, from Steve Zamzow at 3500 JFK Parkway, Suite 202, Ft. Collins, CO 80525 (telephone no. 1-(800) 255-8999).

     You should rely only on the information contained or incorporated by reference in this document in determining how to vote your shares at the Annual Meeting. The Company has not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated November 8, 2000. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to shareholders shall not create any implication to the contrary.

                           FORWARD-LOOKING STATEMENTS

     Certain statements contained in this Proxy Statement are not statements of historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act (the "Act"), including, without limitation, statements specifically identified as forward-looking statements within this document. In addition, certain statements in future filings by the Company with the Commission, in press releases, and in oral and written statements made by or with the approval of the Company which are not statements of historical fact constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, without limitation: (i) projections of revenues, income or loss, earnings or loss per share, the payment or non- payment of dividends, capital structure, and other financial items, (ii) statements of plans and objectives of the Company, its management or Board of Directors, including those relating to products or services, (iii) statements of future economic performance and (iv) statements of assumptions underlying such statements. Words such as "believes", "anticipates", "expects", "intends", "targeted", "may", "will", and similar expressions are intended to identify forward- looking statements but are not the exclusive means of identifying such statements.

     Forward-looking statements involve risks and uncertainties which may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, without limitation: (i) the strength of the U.S. economy in general and the strength of local economies in which operations are conducted;
(ii) the effects of and changes in trade, agricultural, livestock and in particular cattle policies and laws; (iii) inflation, interest rates and fluctuations and volatility in the cattle markets and the price of beef and other livestock; (iv) the timely development of and acceptance of new products and services and perceived overall value of these products and services by existing and potential customers; (v) acquisitions; (vi) the dependency of the Company on its President and CEO; (vii) the ability to control expenses; (viii) the effect of changes in laws and regulations with which the Company and its subsidiaries must comply (ix) the costs and effects of future litigation and of unexpected or adverse outcomes in such litigation; and (x) the success of the Company at managing the risks involved in the foregoing.

     Such forward-looking statements speak only as of the date on which such statements are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statements are made to reflect the occurrence of unanticipated events.

                                     SUMMARY

     This summary highlights selected information from this document and may not contain all of the information that is important to you. To understand the Proposed Split-Off fully and for a more complete description of the legal terms of the Proposed Split-Off, you should read carefully this entire document, including the Appendices, and the other documents we have referred you to. For more information about the Company, see "Where You Can find More Information."



                               The Annual Meeting

When and Where:     The Annual  Meeting  will be held on  December  15,  2000 at
                    10:00 A.M.,  Mountain  Standard Time, at the Marriott Hotel,
                    350 East Horsetooth Road, Fort Collins, Colorado 80525.

Record Date;
Shares Entitled     The record date for  shareholders of the Company entitled to
to Vote:            vote at the Annual  Meeting is October 11, 2000 (the "Record
                    Date"). On the Record Date, there were 5,420,397 shares of Company common stock issued and outstanding. Each such share is entitled to one vote on each matter to be acted upon or which may properly come before the Annual Meeting.

Business to be
Conducted at the The purposes of the Annual Meeting are to: (i) consider and Annual Meeting: vote upon a proposal to approve the Proposed Split- Off;
                    (ii) elect up to five directors for terms expiring at the Annual Meeting of Company shareholders in 2001 and until their successors are duly elected and qualified; (iii) consider and vote upon a proposal to ratify the appointment of the Company's independent auditors; and (iv) transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Vote Required:
                    Under Nevada law, any disposition of assets of a Nevada corporation to or with an interested stockholder, defined as a stockholder owning 10% or more of the voting power of the outstanding voting shares of a Nevada corporation, must be approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power not beneficially owned by the interested stockholder. Because David L. Patton, an Exchanging Shareholder, currently owns more than 10% of the

                    Company's voting stock, the holders of a majority of the outstanding shares of Company common stock other than Mr. Patton must approve the Proposed Split-Off. See "The Proposed Split-Off - Shareholder Approval." The affirmative vote of the holders of a plurality of votes cast is required to elect the nominees for director. An affirmative vote of the holders of a majority of the outstanding shares of Company common stock present or represented at the Annual Meeting is required to ratify the appointment of the Company's independent auditors. See "The W. W. Capital Corporation Annual Meeting - Voting Information."

Security Ownership
and Voting of       The  1,132,389  shares of Company  common stock  directly or
Certain Holders:    beneficially  owned by David L.  Patton  will not be counted for purposes of determining  whether the shareholders of the
                    Company have  approved the Proposed  Split-Off,  but will be counted in determining whether the nominees for director are elected and the  appointment  of the  Company's  independent auditors is  ratified.  The balance of  2,258,010  shares of common stock owned by the Exchanging Shareholders (excluding
                    Mr. Patton) which represent approximately 41.7% of the total shares of Company common stock issued and outstanding,  will
                    be  counted  for   purposes  of   determining   whether  the
                    shareholders  of the  Company  have  approved  the  Proposed
                    Split-Off,  and in  determining  whether  the  nominees  for director are elected and the  appointment  of the  Company's
                    independent   auditors  is   ratified.   In  the  event  the
                    Exchanging Shareholders, excluding Mr. Patton, vote in favor of the  Proposed  Split-Off , which the Company  anticipates will occur,  approval of the  Proposed  Split-Off  will only require  the  affirmative  vote  of  an  additional  457,609
                    shares.   To  this  end,  certain  Directors  and  executive
                    officers of the Company have  indicated  that they intend to vote in favor of the Proposed Split-Off. Collectively, these
                    officers  and  Directors  own,   directly  or  beneficially,
                    256,906 shares, or approximately 4.7%, of the Company's issued and outstanding shares of common stock. See "The W.
                    W. Capital Corporation Annual Meeting - Voting Information."

                                       The Proposed Split-Off

General: Pursuant to the terms of a Stock Transfer and Exchange Agreement (the "Agreement") by and among the Company, its wholly-owned subsidiary, Titan Industries, Inc., a Nebraska corporation ("Titan"), and certain existing shareholders of the Company (the "Exchanging Shareholders"), 100% of the issued and outstanding shares of Titan common stock (the "Titan Shares") will be acquired by the Exchanging
                    Shareholders in exchange for all of the Exchanging Shareholders' ownership interests in the Company. The Exchanging Shareholders' ownership interests in the Company consist of 3,390,399 shares (the "Exchanging Shareholders' Shares"), or approximately 61.2% of the common stock of the Company (after the exercise by one of the Exchanging Shareholders, David L. Patton, of options to acquire, in the aggregate, 24,566 shares of Company common stock (the "Patton Options")), together with options, warrants and other rights (collectively the "Exchanging Shareholders' Rights") exercisable to acquire an additional 129,934 shares of the Company's common stock (after the exercise of the Patton Options). Pursuant to the terms of the Agreement, to equalize the value of the consideration being exchanged in the Split-Off, at or prior to Closing, the Company will contribute to the capital of Titan the sum of $850,000.

                    In connection with the Proposed Split-Off, West-OK Investment LLC ("West-OK") has agreed to make a $1 million loan to the Company, $850,000 of which will be transferred to Titan as part of the Proposed Split-Off. The loan will be secured by 2,448,000 of the Exchanging Shareholders' Shares received by the Company upon consummation of the Proposed Split-Off and other assets of the Company. As a condition to its loan, if the Proposed Split-Off is consummated, two nominees of West-OK will become directors of the Company. See "The Proposed Split-Off - Terms of the Agreement - Contribution to Capital," "The Proposed Split-Off - Other Agreements," "The Proposed Split-Off - Conflicts of Interest; Interest of Certain Persons in Matters To Be Acted Upon," and "Election of Directors."

Shareholder
Approval:           Under Nevada law, the Proposed Split-Off must be approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power not beneficially owned by "interested shareholders." David L. Patton is an "interested shareholder" under Nevada law and, as such, is prohibited from voting to approve the Proposed Split-Off.
                    See "The Proposed Split-Off - Shareholder Approval."

Closing:
                    If approved by the shareholders at the Annual Meeting, and provided that all conditions to Closing have been satisfied or waived, the Closing of the Proposed Split-Off will occur immediately following the Annual Meeting.

Conditions to the
Proposed Split-Off: The  consummation of the Proposed  Split-Off is subject to a number of conditions which, if not fulfilled or waived, permit termination of the Agreement. Among such conditions are: (i) the approval of the Proposed Split-Off by the affirmative vote of the holders of a majority of the outstanding common stock, other than shares held by David L. Patton; and (ii) the determination by the Company, Titan and the Exchanging Shareholders, and their advisors, that the Proposed Split-Off will qualify as a tax-free distribution of stock of a controlled corporation under Section 355 of the Internal Revenue Code of 1986, as amended (the "Code"). See "The Proposed Split-Off - Terms of the Agreement - Conditions."

Termination of
the Agreement:      The Agreement  may be  terminated in certain  circumstances,
                    including   by  mutual   consent  of  the  Company  and  the
                    Exchanging Shareholders, or by either of the Company or the Exchanging Shareholders if the Proposed Split-Off has not been consummated on or before January 31, 2001 (unless the failure to consummate the Proposed Split-Off is due to the act or failure to act of the party seeking to terminate).
                    See  "The  Proposed  Split-Off  - Terms of the  Agreement  -
                    Termination."

Governmental and
Regulatory          The  Company is not aware of any  material  federal or state
Approvals:          regulatory   approvals  required  for  consummation  of  the
                    Proposed   Split-Off.   See  "The   Proposed   Split-Off   -
                    Governmental and Regulatory Approvals."

Federal Income Tax
Consequences:       The Proposed Split-Off has been structured as a distribution of stock of a controlled  corporation  under  Section 355 of the Code.  The  Proposed  Split-Off  will not  result in the recognition of taxable gain or loss to the  shareholders  of the Company  remaining  after  consummation  of the Proposed
                    Split-Off. If the transaction qualifies under Section 355 of
                    the  Code,   neither   the   Company   nor  the   Exchanging
                    Shareholders  should  recognize any gain or loss for federal
                    income  tax   purposes  as  a  result  of  the  exchange  of
                    Exchanging Shareholders' Shares and Exchanging Shareholders'
                    Rights for Titan Shares.  However,  a split-off  transaction under Section 355 of the Code is complicated  and controlled by numerous  factual tests and statutory  requirements,  the satisfaction  of which may be  subject to  challenge  by the
                    Internal  Revenue  Service.  No  ruling  from  the  Internal
                    Revenue  Service  will be  sought  in  connection  with  the transaction,  nor is the  Company  obtaining  an  opinion of counsel.  Therefore,  there  can be no  assurance  that  the
                    Proposed  Split-Off will not give rise to a taxable event to the Company,  Titan or the  Exchanging  Shareholders.  For a
                    more  complete   discussion   of  the  federal   income  tax
                    consequences of the Proposed Split-Off to the Company and the Shareholders of the Company remaining after the Proposed
                    Split-Off,  see "The Proposed Split-Off - Federal Income Tax
                    Consequences."

Accounting
Treatment:          The Proposed  Split-Off  will be accounted for as a treasury stock  transaction.  Following  the  Closing,  the  business operations  of Titan will be accounted  for as  discontinued
                    operations  for the  current and prior  periods.  No gain or loss will be  recognized  in  connection  with the  Proposed
                    Split-Off.   See  "The   Proposed   Split-Off  -  Accounting
                    Treatment."

No Dissenters'
Rights: Under Nevada law, shareholders of the Company are not entitled to dissenters' rights of appraisal in connection with the proposed Split-Off. See "The Proposed Split-Off - Absence of Dissenters' Rights of Appraisal."

Our Reasons for
the Split-Off:      Following  the  Company's  acquisition  of  Titan  in  1991, various differences of opinion as to the Company's and

                    Titan's operations, future plans and course of development have arisen between Titan and the Company. This disharmony has had an adverse effect on the ongoing operations of the Company's and Titan's respective businesses. The Company's Board of Directors believes that the Proposed Split-Off will allow the Company to focus its efforts and resources towards improving the Company's livestock handling operations, without the distractions that necessarily accompany the continuing disagreements between Titan and the Company. See "The Proposed Split-Off - Background and Reasons for the Split-Off."

Opinion of
Financial Advisor:  The  Company  has  retained  Due  Diligence,   Inc.  as  its
                    financial advisor in connection with the Proposed  Split-Off to  evaluate  the  financial  terms  of  the  Agreement  and
                    Proposed  Split-Off.  Due  Diligence,   Inc.  delivered  its
                    opinion to the Company's  Board of Directors that, as of the
                    effective   date  of  the   opinion,   and  subject  to  the
                    considerations set forth in the opinion, the Proposed Split-
                    Off  is  fair,  from  a  financial  point  of  view,  to the shareholders  of  the  Company  who  will  remain  following
                    consummation   of  the  Proposed   Split-Off  and  that  the
                    consideration  to be  received  by the Company in the Split-
                    Off is fair from a  financial  point of view.  A copy of Due
                    Diligence,  Inc.'s written opinion, which sets forth certain of the assumptions made, matters  considered,  the scope and limitations  of the  review  undertaken  and the  procedures followed  by  Due  Diligence,  Inc.,  is  attached  to  this
                    document  as  Appendix  II  and  is   incorporated  by  this
                    reference  in  this  Proxy  Statement.   See  "The  Proposed
                    Split-Off - Opinion of Financial Advisor."

Market Prices of
the Company         The  Company's  common  stock  is  traded  on the  over-the-
Common Stock:       counter  market on a  limited  and very  sporadic  basis and quoted on the  Bulleting  Board under the symbol  "WWCL." On
                    November 1, 2000, the reported bid and asked prices of the Company common stock were $.12 and $.45, respectively. See
                    "Price Range of Common Stock and Related Matters."

Historical and
Pro Forma Per       The following table presents  selected  historical per share
Share Data:         data for the  Company  and pro forma per  share  data  after giving effect to the Proposed Split-Off, assuming the Proposed Split-Off had been effective at the dates or during the periods presented. The pro forma data is based on the number of shares of common stock expected to be outstanding following the Proposed Split-Off. This data should be read in conjunction with the financial statements and other financial and pro forma financial information included elsewhere in this Proxy Statement. The Company has not paid any cash dividends with respect to its common stock during any of the periods presented.


                                                                  Pro
                                                 Historical(1)    Forma(1)
                                                 -------------    --------

                    Book value per share of
                    common stock at
                    June 30, 2000:                    $.53        $(.11)

                    Earnings per share of
                    common stock for the
                    Year ended June 30, 2000:         $.06        $  .04


            (1) The historical book value and earnings per share of Common stock are based on 5,540,661 shares being outstanding, including 120,264 shares currently held by the Company as treasury stock; and the pro forma book value and earnings per share of common stock are based on 2,150,262 shares being outstanding, which is the number of shares of common stock expected to be outstanding following the Proposed Split-Off.


Our Recommendation:
                    The Company's Board of Directors believes the terms of the Proposed Split-Off are fair and in your best interest and has unanimously approved the Agreement and the Proposed Split-Off. The Company's Board of Directors unanimously recommends that you vote FOR the Agreement and the Proposed Split-Off. See "The Proposed Split-Off - Background and Reasons for the Split-Off."

Election of
Directors:          You are being asked to consider and vote upon the  elections of up to five  directors  for terms  expiring  at the Annual
                    Meeting  of  Company  shareholders  in 2001 and after  their successors are duly elected and  qualified.  The election of
                    Harold  Gleason  and A.  Randall  Kourt,  both of whom  were nominated by West-OK  Investment,  LLC pursuant to the terms of the West-OK Investment, LLC Loan Agreement, is contingent
                    upon   obtaining   shareholder   approval  of  the  Proposed
                    Split-Off.  In  the  event  the  Proposed  Split-Off  is not approved by the Company's  shareholders at the meeting,  the nominations  of Messrs.  Gleason and Kourt will be deemed to have been  withdrawn,  and you will  elect,  instead,  three directors  for  terms  expiring  at the  Annual  Meeting  of
                    Company  shareholders in 2001 and after their successors are duly  elected  and  qualified.  Likewise,  failure  to elect
                    Messrs.  Gleason and Kourt,  as the nominees  designated  by
                    West-  OK  Investment,  LLC,  may  result  in the  Company's
                    inability  or   unwillingness  to  consummate  the  Proposed
                    Split-Off, even if a majority of the Company's disinterested shareholders have approved the transaction. See "ELECTION OF
                    DIRECTORS."

Proposal to Ratify
Appointment of      The Board of Directors  has  appointed the firm of Brock and
Independent         Company  CPAs  as the  Company's  independent  auditors  for
Auditors:           fiscal year 2000-01.  Although action by the shareholders in the matter is not  required,  the Board  believes that it is
                    appropriate  to  seek   shareholder   ratification  of  this
                    appointment   in  light  of  the  critical  role  played  by
                    independent auditors in maintaining the integrity of Company financial controls and reporting.

                    W. W. CAPITAL CORPORATION ANNUAL MEETING

         This proxy statement and the accompanying proxy card are being mailed to W.W. Capital Corporation shareholders beginning November 15, 2000. We are soliciting your proxy to vote your shares at the 2000 annual meeting of shareholders to be held on December 15, 2000 at the time and place set forth in the accompanying notice and at any adjournments thereof (the "Annual Meeting"). We solicit proxies to give all shareholders of record an opportunity to vote on matters that will be presented at the Annual Meeting. In the following pages of this proxy statement, you will find information on these matters. This information is provided to assist you in voting your shares.

                            Matters to be Considered

         At the Annual Meeting you will be asked to consider and vote upon a proposal to approve and adopt the Agreement and to approve the Proposed Split-Off. The Company's Board has unanimously approved the Agreement and the transactions contemplated thereby and recommends that holders of Company common stock vote FOR the Agreement and the Proposed Split-Off. You will also be asked to consider and vote upon proposals to elect up to five Directors to the Board of Directors and to ratify the appointment of the Company's independent auditors, and to consider any other appropriate matters brought before the meeting.

                               Voting Information

Who can vote?

         You can vote if, as of the close of business on October 11, 2000, you were a shareholder of record of the Company's common stock. Each share of Company common stock has one vote, subject to certain restrictions. See "The Proposed Split-Off - Shareholder Approval." On October 11, 2000 there were issued and outstanding 5,420,397 shares of common stock.

How do I vote by proxy?

         You can vote by mail by using the enclosed proxy card. Please see your proxy card or the information your bank, broker, or other holder of record provided you for more information.

         If you vote by proxy, your shares will be voted in the manner you indicate at the Annual Meeting. If you sign your proxy card but do not specify how you want your shares to be voted, they will be voted as the Board of Directors recommends.

Can I change my vote after I return my proxy card?

         Yes. You can change or revoke your proxy by mail at any time before the Annual Meeting.

Can I vote in person at the Annual Meeting instead of voting by proxy?

          Yes. However, we encourage you to complete and return the enclosed proxy card to ensure that your shares are represented and voted.

How many affirmative votes are required to approve the proposals to be voted upon at the Annual Meeting?

         In order to approve the proposals to be voted upon at the Annual Meeting, a quorum of the Company's shareholders must be present, in person or by proxy, at the Annual Meeting. Under Nevada law, the presence in person or by proxy of a majority of the outstanding shares of Company common stock is necessary to constitute a quorum at the Annual Meeting. If less than a majority of the outstanding shares of Company common stock is represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time-to-time without further notice. Pursuant to Nevada law, the approval of the Proposed Split-Off requires an affirmative vote of the holders of a majority of the outstanding shares of Company common stock, other than the shares of Company common stock held by David L. Patton. To be elected, a nominee for director must receive a plurality of the votes cast by holders of shares of Company common stock present or represented at the Annual Meeting. Ratification of Brock and Company CPAs as the Company's independent auditors requires the affirmative vote of a majority of the outstanding shares of Company common stock present or represented at the Annual Meeting.

         Under Nevada law and the Company's Articles of Incorporation and By-laws, an abstention from voting on a matter by a shareholder present in person or represented by proxy at the Annual Meeting has the same legal effect as a vote "against" the matter, even though the shareholder or interested parties analyzing the results of the voting may interpret such a vote differently.

         The 1,132,389 shares of common stock directly or beneficially owned by David L. Patton, who is an Exchanging Shareholder, will not be counted for purposes of determining whether the shareholders of the Company have approved the Proposed Split-Off, but will be counted in determining whether the nominees for director are elected and the appointment of the Company's independent auditors is ratified. The balance of 2,258,010 shares of common stock owned by the Exchanging Shareholders (excluding Mr. Patton) which represent approximately 41.7% of the total shares of Company common stock issued and outstanding, will be counted for purposes of determining whether the shareholders of the Company have approved the Proposed Split-Off, and in determining whether the nominees for director are elected and the appointment of the Company's independent auditors is ratified. Certain Directors and executive officers of the Company have indicated that they intend to vote in favor of the Proposed Split-Off. Collectively, these officers and Directors own, directly or beneficially, 256,906 shares, or approximately 4.7%, of the Company's issued and outstanding shares of common stock. In the event the Exchanging Shareholders, excluding Mr. Patton, vote in favor of the Proposed Split-Off , which the Company anticipates will occur, the affirmative vote of the holders of only 200,703 additional shares of Company common stock (representing approximately 3.7% of the outstanding shares of Company common stock) will be required to approve the Proposed Split-Off.

Who pays for this proxy solicitation?

         We are bearing all costs of soliciting proxies, and expressly reserve the right to solicit proxies otherwise than by mail. Additionally, the solicitation of proxies by mail may be followed by telephone, telegraph or other personal solicitations of certain shareholders and brokers by one or more of our Directors, officers or employees. We will reimburse their expenses for doing this.

         We will also reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of Company common stock. We may also request banks and brokers or other similar agents or fiduciaries for the voting instructions of beneficial owners and reimburse the expenses incurred by these agents or fiduciaries in obtaining these instructions. As of the date of this mailing, however, we have not made any contracts or arrangements for these solicitations, and therefore cannot identify any parties or estimate the cost of these solicitation. Other proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies.

         PROPOSAL TO SPLIT-OFF THE COMPANY'S WHOLLY-OWNED SUBSIDIARY,
    TITAN INDUSTRIES, INC., TO CERTAIN EXISTING SHAREHOLDERS OF THE COMPANY.

                             The Proposed Split-Off

         The following information relating to the Proposed Split-Off is not intended to be a complete description of all information relating to the Split-Off and is qualified in its entirety by reference to more detailed information contained elsewhere in this document, including the Appendices hereto and the documents referred to herein or incorporated herein by reference. A copy of the Agreement is included as Appendix I, and is incorporated herein by reference. All shareholders are urged to read the Agreement in its entirety.

Terms of the Agreement

         Summary.
         --------

         Pursuant to the terms of the Agreement, Titan will be acquired by the Exchanging Shareholders in exchange for all of the Exchanging Shareholders' ownership interests in the Company. The Exchanging Shareholders' ownership interests in the Company consist of 3,390,399 shares, or approximately 61.2% of the common stock of the Company (after the exercise of the Patton Options), together with options, warrants and other rights exercisable to acquire an additional 129,934 shares of the Company's common stock (after the exercise of the Patton Options).

         Contribution to Capital of Titan.
         ---------------------------------

         In connection with the Proposed Split-Off, West-OK Investment, LLC ("West-OK") has agreed to make a $1 million loan to the Company, $850,000 of which will be transferred to Titan as part of the Proposed Split-Off and to equalize the value of the consideration being exchanged in the Split-Off. The loan will be secured by 2,448,000 of the Exchanging Shareholders' Shares to be received by the Company upon consummation of the Proposed Split-Off, and certain other assets of the Company. As a condition to its loan, if the Proposed Split-Off is consummated, West-OK will have the right to name two nominees to become directors of the Company. See "The Proposed Split-Off - Other Agreements" and "Election of Directors."

         The Exchange.
         -------------

         Pursuant to the terms of the Agreement, prior to Closing, Titan will undertake and complete an amendment of Titan's Articles of Incorporation increasing the number of authorized shares of common stock from 10,000 to 5,000,000, and, thereafter, will complete a forward stock split increasing the number of issued and outstanding shares of Titan common stock from 7,500 to 3,390,399. The purpose of the forward stock split is to facilitate a one-for-one exchange of Titan Shares for Exchanging Shareholders' Shares as part of the Split-Off. At the Closing, the Company will transfer, assign, surrender and deliver to the Exchanging Shareholders, on a pro-rata basis, the Titan Shares which constitute 100% of the shares of Titan capital stock issued and outstanding at Closing, in exchange for the transfer, assignment, surrender and delivery by the Exchanging Shareholders, to the Company, of the Exchanging Shareholders' Shares and Exchanging Shareholders' Rights.

         Inter-Company Receivable.
         -------------------------

         At Closing, the Company will deliver to Titan certified funds totaling $88,880, together with its promissory note in the amount of $200,000, which, together, represent the Company's obligation to repay Titan an existing inter-company receivable incurred in the ordinary course of business between the two corporations. The promissory note will obligate the Company to pay Titan $200,000, in twelve quarterly installments of principal and interest, with interest at the prime-lending rate of Wells Fargo Business Credit, plus 2%. Interest will accrue commencing September 1, 2000. However, if the entire amount of the loan is paid in full on or before the earlier of (i) five business days following the date the Company has obtained permanent financing on its new plant facilities in Thomas, Oklahoma, or (ii) January 31, 2001, the Company will only be obligated to pay interest on the principal balance for the period from the date of the promissory note through the loan payment date. The promissory note will be secured by a letter of credit in an amount equal to the amount of the promissory note. The Company will have the right to prepay the promissory note at any time without penalty.

         Titan Stock Options.
         --------------------

         Following the Closing date, Titan has agreed to make available to the Exchanging Shareholders options (the "Titan Options") exercisable to purchase an aggregate of 129,934 shares of Titan common stock to be granted to the
Exchanging Shareholders to replace the Exchanging Shareholders' Rights surrendered to the Company at Closing. The exercise price of the Titan Options will be equal to the exercise price of the Exchanging Shareholders' Right surrendered by the Exchanging Shareholder, adjusted to reflect the forward stock split to be undertaken by Titan pursuant to the Agreement. The Titan Options will be exercisable for a period of ninety (90) days following Closing.

         Restrictions on Transfer of Shares Following the Closing.
         ---------------------------------------------------------

         No Titan Shares issued to the Exchanging Shareholders may be sold, transferred, assigned, encumbered or otherwise disposed of, except in accordance with the Securities Act of 1933, as amended, and in accordance with applicable state securities laws. Neither the shares of Titan common stock issued to the Exchanging Shareholders in conjunction with the Split-Off, nor the shares of Titan common stock issuable upon exercise of the Titan Options, have been registered under the Securities Act of 1933, as amended, or under any state securities laws. Additionally, pursuant to the terms of the Agreement, each Exchanging Shareholder will be required to execute a lock-up agreement pursuant to which each agrees that they will not sell or exchange, or enter into any agreement to sell or exchange, any of the Titan shares received by them under the Agreement or upon the exercise of Titan Options for a period of two years after Closing, without the Company's express written consent, which consent may be withheld to prevent the adverse effect such proposed sale or exchange may have on the Company under the provisions of Section 355 of the Internal Revenue Code. As a result, an Exchanging Shareholder must bear the economic risk of his investment for an indefinite period of time, and may be unable to liquidate his or her holdings in the event of an emergency, or to pledge his or her shares of Titan common stock as collateral for a loan. Restrictive legends referring to the applicable restrictions on transferability will be placed on the certificates representing the shares of Titan common stock.

          Exchanging Shareholder Representative.
          --------------------------------------

         Pursuant to the terms of the Agreement, the Exchanging Shareholders are being required to engage David L. Patton and Ron Jay, or either of them, as such shareholders' Exchanging Shareholder Representative in connection with the Split-Off. The purpose of this engagement is to ensure the Company that the Split-Off can be undertaken without registration under the Securities Act of 1933, as amended, or under state securities laws, and that the Exchanging Shareholders are given an opportunity to make an informed decision. In that regard, the Company is requiring assurance that each shareholder has had the benefit of the advice of a person with knowledge and experience in business and financial matters and knowledge concerning the business of Titan, its operations and financial condition, and that such shareholder has been able to evaluate the merits and risks of participating in the Split-Off.

Other Agreements

         Pursuant to the terms of the Agreement, the Company is required to enter into certain other agreements, either prior to or simultaneously with, the Closing of the Split-Off. The following is a brief summary of the material agreements to be entered into by the Company pursuant to the Agreement:

         West - OK Investment, LLC Loan Agreement.
         -----------------------------------------

         Prior to the Closing of the Split-Off, the Company has agreed to enter into a loan agreement with West-OK Investment, LLC (the "Loan Agreement"). Pursuant to the terms of the Loan Agreement, West-OK Investment, LLC will loan to the Company the sum of $1,000,000 (the "Loan Amount"), which Loan Amount will be evidenced by the Company's promissory note (the "Promissory Note"). The Loan Amount will accrue interest at the rate of 12% per annum. The Loan Amount will be payable as follows:

       (a) No payments will be due or payable for the period commencing on the date of the Promissory Note and ending on the first anniversary date of the Promissory Note (the "Abatement Period"). Interest will continue to accrue on the unpaid portion of the Loan Amount during the Abatement Period.

       (b)     On the  second  anniversary  date  of the  Promissory  Note,  the
               Company  will  pay  to  West-OK   Investment,   LLC  one  payment
               consisting exclusively of 12 months accrued interest.

       (c) Commencing on the third anniversary date of the Promissory Note, and continuing on each anniversary date thereafter until the entire Loan Amount, together with all accrued but unpaid interest thereon, has been paid in full, the Company will pay to West-OK Investment, LLC one-eighth (1/8) of the Loan Amount, plus all accrued interest. If not sooner paid, the final installment, together with all accrued but unpaid interest, will be due and payable ten years after the date of the Promissory Note. The Company will have the right to prepay all or any portion of the Loan Amount at any time, without penalty.

         Pursuant to the terms of the Loan Agreement, the Promissory Note will be secured by 2,448,000 of the Exchanging Shareholders' Shares to be received by the Company upon consummation of the Proposed Split-Off and other assets of the Company, a list of which is included in the UCC-1 Financing Statement attached to the Loan Agreement as Exhibit C.

         Pursuant to the terms of the Loan Agreement, the Company has agreed that for so long as all or any portion of the Promissory Note remains unpaid, the Company's Board of Directors shall have no more than five members, two of whom shall be designated by the West-OK Investment, LLC. West-OK Investment, LLC's nominees will serve as members of the Company's Board of Directors until the next annual meeting of the Company's shareholders and until their successors are duly elected and qualified. West-OK Investment LLC's nominees will owe fiduciary obligations to the Company and its shareholders and must discharge their fiduciary obligations to the best of their abilities, and will not unreasonably prevent the Company from obtaining financing or otherwise entering into one or more agreements to raise additional capital for the Company, all or a portion of which may be used by the Company to retire the Company's obligations under the Promissory Note.

         McDonald & Fredrickson, P.C. Release Agreement.
         -----------------------------------------------

         By bill dated February 18, 2000 the law firm of McDonald & Fredrickson, P.C. ("M&F") has demanded payment from the Company in the amount of $56,200, for services purportedly performed for the benefit of the Company over a fourteen month period commencing in November, 1998 and ending January, 2000. The Company denies liability for all or any portion of this bill. However, without admitting any liability, and as a means of amicably resolving this potential dispute, the Company and Titan have agreed to pay, and M&F has agreed to accept, the sum of $10,970 ("M&F Settlement Amount") in full satisfaction of any and all claims M&F has or may have against the Company, Titan, their respective directors, officers, agents and employees. M&F will deliver at Closing a full release, a copy of which is attached to the Agreement as Exhibit 2.4.5, in exchange for payment of the M&F Settlement Amount. At Closing, the Company will pay $5,000 of the M&F Settlement Amount, and the balance will be paid by Titan.

         Additionally, following closing of the transactions contemplated by this Agreement, Titan has agreed to purchase from Loyd T. Fredrickson, Trustee of the Lucille W. Fredrickson 1994 Revocable Trust and the Loyd T. Fredrickson 1994 Revocable Trust, Lucille W. Fredrickson, Trustee of the Lucille W. Fredrickson 1994 Revocable Trust, Jean A. McDonald and Kirk D. Fredrickson (the "Fredricksons"), a total of 250,000 shares of Titan common stock, together with options exercisable to acquire an additional 20,000 shares of Titan common stock, for an aggregate price of $216,900. Following consummation of this transaction, the Fredricksons will have no further ownership interest in either the Company or Titan.

         Tax Sharing Agreement.
         ----------------------

         At closing, Titan and the Company will execute and enter into a Tax Sharing Agreement, a copy of which is attached to the Agreement as Exhibit 2.6. The Tax Sharing Agreement sets forth the rights and responsibilities of Titan and the Company with respect to the filing of the Company's tax returns for the fiscal year ended June 30, 2001, shall apportion to Titan a portion of the Company's net operating loss ("NOL") carryforward, if any remains at Closing, based on the Company's and Titan's Net Income for fiscal 2001, but excluding therefrom any NOL or NOL carryforward relating to the Paul Scale Company, the assets of which were acquired by the Company during the fiscal year ended June 30, 2000.

         Significant Shareholder Consent and Release Agreement.
         ------------------------------------------------------

         Millard T. Webster and Murle F. Webster, as significant shareholders of the Company, have each agreed to execute and deliver to Titan and the Exchanging Shareholders a Consent and Release in the form of Exhibit 3.6.11 attached to the Agreement pursuant to which each shall have acknowledged that he has had an opportunity to review the Agreement with counsel, that he approves the transactions contemplated thereby, and whereby each waives and/or releases Titan, its officers, directors, agents and employees, and the Exchanging Shareholders from any and all claims he may have against each, if any, pursuant to the terms and conditions of the Consent and Release.

         Company Lock-Up Agreement.
         --------------------------

         Under the terms of the Agreement, the Company has agreed to execute and enter into a Lock- Up Agreement in the form of Exhibit 6.4 attached to the Agreement pursuant to which the Company agrees that after the Split-Off it will not engage in any transaction, or enter into any agreements to enter into any transaction, which would result in gain recognition by either Titan or the Exchanging Shareholders by causing Section 355(a)(1) of the Code to be inapplicable. The Company further agrees that prior to and in connection with the Split-Off, and for a period of two years beginning on the effective date of the Split-Off, the Company will not redeem or otherwise acquire any Company common stock and will not have made any distributions with respect to its stock described in Treasury Regulation Section 1.368(e)(1)(ii) without first providing Titan with advance written notice of the proposed transaction and without obtaining Titan's advance written consent. The Company has also agreed to indemnify Titan and the Exchanging Shareholders from and against certain claims arising as a result of the Company's breach of its Lock-Up Agreement.

         Titan Lock-Up Agreement.
         ------------------------

         Under the terms of the Agreement, Titan has agreed to execute and enter into a Lock-Up Agreement in the form of Exhibit 6.3 attached to the Agreement pursuant to which Titan agrees that for a period of two years following the Closing of the Split-Off, Titan will not sell, grant, gift or otherwise issue, or enter into any agreements to sell, grant, gift or otherwise issue, any shares of its common stock or any other form of equity security, or any rights convertible into shares of its common stock or any other form of equity security, or engage in any transaction, or enter into any agreement to enter into any transaction, which would result in gain recognition by the Company under Section 355 (e) of the Code or violate the requirements of Section 355(b) of the Code, without first obtaining the Company's written consent. The Titan Lock-Up Agreement further provides that Titan will not authorize, give effect to, recognize or otherwise carry out on it books, any transfer, sale or other disposition of shares of Titan common stock, or any other equity security relating to Titan, by any Exchanging Shareholder in violation of the terms and provisions of any Exchanging Shareholder Lock-Up Agreement (described below). Titan has also agreed to indemnify the Company from and against certain claims arising as a result of Titan's breach of its Lock-Up Agreement.

         Exchanging Shareholder Lock-Up Agreements.
         ------------------------------------------

         Under the terms of the Agreement, the Exchanging Shareholders (other than the Fredricksons) have each agreed to execute and enter into a Lock-Up Agreement in the form of Exhibit 6.1 attached to the Agreement pursuant to which each Exchanging Shareholder agrees that for a period of two years following the Closing of the Split-Off the Exchanging Shareholder will not sell, transfer, or otherwise dispose of, or make any offer or agreement relating to any of the foregoing with respect to, any Titan Stock without first obtaining the Company's written consent. Each Exchanging Shareholder (other than the Fredricksons) has also agreed to indemnify the Company from and against certain claims arising as a result of the Exchanging Shareholder's breach of his/her/its Lock-Up Agreement.

Consideration to be Received by the Company
-------------------------------------------

         The Agreement provides that the Company will transfer all of the outstanding capital stock of Titan to the Exchanging Shareholders in exchange for 3,390,399 shares of Company common stock owned by the Exchanging Shareholders and the surrender and cancellation of options, warrants and other rights exercisable to acquire an additional 129,934 shares of the Company's common stock (after the exercise of the Patton Options). Assuming that: (i) the Exchanging Shareholders' Shares represent 61.2% of the total number of shares of common stock issued by the Company; and (ii) no additional value was assigned to the Exchanging Shareholders' Rights by the Company's Financial

Advisor, Due Diligence, Inc., the value of the consideration given by the Exchanging Shareholders to the Company pursuant to the Proposed Split-Off would be approximately $2,711,767. The value of Titan on June 30, 2000, as determined by the Company's Financial Advisor, was $1,861,459. The total value of the consideration to be received by the Exchanging Shareholders for their Exchanging Shareholders' Shares is equal to the value of Titan on June 30, 2000, plus
$850,000, or approximately $2,711,459. The Company's Financial Advisor has indicated that the consideration to be received by the Company pursuant to the terms of the Proposed Split-Off, including the premium, is fair to the Company's shareholders who remain following consummation of the Proposed Split-Off. See "The Proposed Split-Off - Opinion of Financial Advisor."

Shareholder Approval

         Under Nevada law, any sale, lease, exchange or other disposition of assets of a Nevada corporation to or with an interested stockholder, defined as a stockholder owning 10% or more of the voting power of the outstanding voting shares of a Nevada corporation, must be approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power not beneficially owned by the interested stockholder. One of the Exchanging Shareholders, David L. Patton, currently owns more than 10% of the Company's voting stock. As a result, the holders of a majority of the outstanding shares of Company common stock, other than Mr. Patton, must approve the Proposed Split-Off.

Closing

         If approved by the shareholders at the Annual Meeting, and provided that all conditions to Closing have been satisfied or waived, the Closing of the Proposed Split-Off will occur immediately following the Annual Meeting. See "The Proposed Split-Off -Conditions."


Representations and Warranties; Covenants

         The Agreement contains various customary representations and warranties of the Company, Titan and the Exchanging Shareholders. These include representations by the Company and Titan as to corporate organization and good standing, authority to enter into the Agreement, validity and enforceability of the Agreement, the absence of conflicts between the Agreement and other agreements to which the Company and/or Titan are parties, required consents and approvals and the Company's title to the Titan shares. The Exchanging Shareholders' representations and warranties include, those as to their authority to enter into the Agreement, validity and enforceability of the Agreement, the absence of conflicts between the Agreement and other agreements to which the Exchanging Shareholders are parties and required consent and approvals and the Exchanging Shareholders' title to the Exchanging Shareholders' Shares and Exchanging Shareholders' Rights.

Conditions

         Conditions precedent to the obligations of the Company, Titan and the Exchanging Shareholders to effect the Proposed Split-Off include, without limitation, the following:

         Accuracy of Representations and Warranties;  Compliance with Covenants.
         -----------------------------------------------------------------------
The representations and warranties of each of the Company, Titan and the Exchanging Shareholders shall be true and correct in all material respects at the Closing Date, and each of the Company, Titan and the Exchanging Shareholders will have performed in all material respects its/his/her obligations and agreements, and complied in all material respects with all covenants and conditions, required to be performed or complied with by it/him/her under the Agreement at or prior to the Closing.

         Corporate  Approvals.
         ---------------------
The Board of Directors of the Company and Titan shall have approved and ratified the Agreement and shall have authorized the appropriate officers of each to execute the Agreement and fully perform its terms. Additionally, Titan's shareholders and/or Board of Directors shall have undertaken and completed all actions legally required to increase the number of shares authorized for issuance by Titan to 5,000,000, and to approve a forward stock split increasing the number of issued and outstanding shares of Titan common stock from 7,500 to 3,390,399, all of which must be undertaken and completed in accordance with applicable state law.

         Other  Consents and  Approvals.
         -------------------------------
The Company, Titan and the Exchanging Shareholders shall have obtained all consents of lenders, including Wells Fargo Business Credit, and other third parties necessary for the consummation of the Proposed Split-Off.

         Qualification  Under Section 355 of the Code - No State or Local Taxes.
         -----------------------------------------------------------------------
The Company, Titan and the Exchanging Shareholders and their respective legal counsel and/or auditors, shall have determined, to their satisfaction, that the Proposed Split-Off as contemplated by the Agreement, will qualify as a tax-free distribution of stock of a controlled corporation under Section 355 of the Code, and that no state or local taxes will be imposed upon Titan or the Exchanging Shareholders in conjunction with consummation of the Proposed Split-Off.

         Shareholder Approval.
         ---------------------
The Agreement and the transactions contemplated thereby shall have been approved by the affirmative vote of the holders of a majority of the outstanding Company common stock, excluding shares of Company common stock held directly or beneficially by David L. Patton, in accordance with applicable law.

         Significant  Shareholder  Consent and  Release.
         -----------------------------------------------
Millard T. Webster and Murle F. Webster, as significant shareholders of the Company, shall have each executed and delivered to Titan and the Exchanging Shareholders a Consent and Release in the form of Exhibit 3.6.11 attached to the Agreement pursuant to which each shall have acknowledged that he has had an opportunity to review the Agreement with counsel, that he approves the transactions contemplated by the Agreement, and whereby each waives and/or releases Titan, its officers, directors, agents and employees and the Exchanging Shareholders from any and all claim he may have against each, if any, pursuant to the terms and conditions of the Consent and Release.

         Additional  Conditions  Precedent to the Obligations of the Company.
         --------------------------------------------------------------------
In addition to the foregoing, the Company's obligation to consummate the transactions contemplated by the Agreement, including the Proposed Split-Off, are conditioned upon: (i) the opinion of Due Diligence, Inc. shall be in effect, and shall not have been modified in any material adverse respect or withdrawn on or prior to the date of mailing this Proxy Statement; and (ii) that the Company will have received the $1 million proceeds of the West-OK Investment, LLC Loan, which, in turn, is contingent upon the election of the West-OK nominees to the Company's Board of Directors.

Termination

         The Agreement may be terminated prior to the Closing upon certain occurrences, including: (i) by mutual written consent of the parties; or (ii) by the Company or the Exchanging Shareholders if the Proposed Split-Off has not been consummated on or before January 31, 2001.

Waiver and Amendment

         The Company and the Exchanging Shareholders may modify or amend the Agreement by written agreement to the extent permitted by applicable law. The conditions to each party's obligations to consummate the Proposed Split-Off may be waived only by a writing signed by the waiving party.

Expenses

         Each of the parties will pay all costs and expenses of its or his performance and compliance with the Agreement; provided, however, the Company's legal fees incurred in conjunction with the preparation of the Agreement and the consummation of the Proposed Split-Off, together with the cost of the Fairness Opinion, will be split equally by Titan and the Company up to a maximum amount of $50,000 ($25,000 payable by Titan and $25,000 payable by the Company), with the Company being solely responsible for all costs associated with the Fairness Opinion and any such legal fees in excess of $50,000. In addition, Titan will pay, at Closing, legal fees incurred by the Company in the amount of $2,000 incurred in connection with the settlement of McDonald & Frederickson's purported claims and the drafting of Exhibit 2.4.5 to the Agreement. Notwithstanding the foregoing, if the Agreement is not consummated by reason of a default of one of the Parties, then the expenses of each of the Parties in connection with the transactions contemplated by the Agreement will be paid by such defaulting party.

Background and Reasons for the Split-Off

         Following the Company's acquisition of Titan in 1991, various differences of opinion as to the Company's and Titan's operations, future plans and course of development have arisen between Titan and the Company. Principally among the disagreements was the belief of Titan's management that certain fees and costs, including a monthly management fee of $12,000 being charged by the Company for overseeing Titan's accounting and payroll, were excessive, and that Titan could handle these functions internally, at a cost to Titan significantly below the amount being charged by the Company. Additionally, Titan's management no longer believes that the other benefits of ownership by the Company, including access to credit facilities, insurance or employee benefits, warrant the fees and costs being charged by the Company. This disharmony has had an adverse effect on the ongoing operations of the Company's and Titan's respective businesses.

         As a result of the foregoing, in the fall of 1999, David Patton and the President of Titan, Ronald Jay, approached the Company to explore the possible acquisition of Titan by a group of existing Company shareholders, most of whom had been associated with Titan prior to its acquisition by the Company in 1991. Mr. Patton, a former director of the Company who was at the time, and continues to be, the Company's largest shareholder, indicated that he, Mr. Jay and the other interested shareholders (collectively the "Exchanging Shareholders"), who collectively own approximately 61.2% of the Company's issued shares of common stock, were interested in exchanging their shares of Company common stock and other rights convertible into shares of Company common stock, for all of the shares of Titan common stock owned by the Company, together with the sum of $850,000 which would be contributed to the capital of Titan to the equalize the value of the consideration being exchanged.

         To assist with the evaluation of the Exchanging Shareholder' proposal, the Company's Board of Directors retained Due Diligence, Inc. ("DDI") to provide an opinion to the Board with respect to the range of values per share of the Company and Titan. DDI was formally engaged on February 15, 2000.

         During the next month, DDI was provided access to the Company's books and record pertaining to the assets and liabilities of the Company and Titan, including the Company's audited financial statements for the fiscal year ended June 30, 1999. On March 20, 2000, DDI submitted to the Board a preliminary draft of a report containing its financial evaluation of the Proposed Split-Off. At a telephonic meeting of the Board held on March 23, 2000, DDI discussed selected analyses from its financial evaluation which had been furnished to the Board. Representatives of DDI responded to questions regarding the procedures and analyses used in connection with DDI's evaluation of the Proposed Split-Off but did not, at that time, render any formal opinion as to the fairness of the Proposed Split-Off. Following DDI's presentation, the Board had discussions regarding its fiduciary duties and certain other legal issues regarding the terms of the Proposed Split-Off. The status of completion of an agreement for the Proposed Split-Off and the possible schedule for effecting the transaction were also discussed. At the conclusion of the meeting, the Board preliminarily approved the Proposed Split-Off, subject to the receipt of a satisfactory fairness opinion from DDI, the execution of a definitive loan agreement with West-OK Investment, LLC and the execution of a definitive agreement with the Exchanging Shareholders on satisfactory terms.

         Following the March 23, 2000 Board meeting, negotiations regarding the various warranties, representations and covenants to be contained in the Agreement continued between the Company and the Exchanging Shareholders. These discussions included the terms of the obligations of the Company and Titan following the Proposed Split-Off, the qualification of the Proposed Split-Off under Section 355 of the Code, and the terms and conditions under which West-OK Investment, LLC would agree to make its loan to the Company. Additionally, during this period, the Board was informed that under Nevada law, and due to Mr. Patton's involvement in the transaction, the Proposed Split-Off would require the approval of a majority of the Company's shareholders excluding Mr. Patton. As a result, a determination was made to submit the Proposed Split-Off to a vote of the Company's shareholders at the Annual Meeting. Because the Annual Meeting of the Company's shareholders would take place following completion of the Company's fiscal year ended June 30, 2000, the Board concluded that DDI's Fairness Opinion would have to be based, in part, on the Company's audited financial statements for the fiscal year ended June 30, 2000.

         On October 12, 2000, DDI was provided with a copy of the Company's audited financial statements for the fiscal year ended June 30, 2000 and was also provided access to the Company's independent accountants. On October 16, 2000, DDI delivered to the Board of Directors its written opinion regarding the fairness of the Proposed Split-Off, from a financial point of view, to the shareholders of the Company who will remain following consummation of the Split-Off.

Recommendation of the Board of Directors

         At its meetings held on March 23, 2000 and October 25, 2000, the Board considered the terms and structure of and the legal, financial and other ramifications of the Agreement and the Proposed Split-Off. The following is a summary of all of the material factors considered by the Board of Directors in reaching its decision to enter into and to recommend the adoption of the Agreement and the Proposed Split-Off.

         1. The differences of opinion as to the Company's and Titan's operations, future plans and course of development that have arisen between Titan and the Company following the Company's acquisition of Titan in 1991, and the adverse effect this disharmony was having on the ongoing operations of the Company's and Titan's respective businesses. See "The Proposed Split-Off - Background and Reasons for the Split-Off."

         2. The fact that the proposal to effect the Proposed Split-Off was made by Mr. Patton, the Company's largest shareholder, and other existing Company shareholders who collectively own approximately 61.2% of the Company's issued shares of common stock;

         3. The presentations by DDI to the Board and the opinion subsequently issued by DDI to the effect that the Proposed Split-Off was fair, from a financial point of view, to the shareholders of the Company who will remain following consummation of the Split-Off. The Board considered the various financial analyses which had been included in DDI's presentation and felt that such analyses, taken as a whole, supported the conclusion that the Proposed Split-Off was fair, from a financial point of view, to the shareholders of the Company. See "The Proposed Split-Off - Opinion of Financial Advisor."

         4. The business and financial effects of the Proposed Split-Off, including that Titan's earnings had decreased during the fiscal year ended June 30, 2000, while earnings of the Company's other subsidiaries had increased during this same period.

         5. The terms of the Agreement generally. In this regard, the Board placed special emphasis on certain provisions of the Agreement, in particular the requirement that the Proposed Split-Off be approved by the affirmative vote of the holders of a majority of the outstanding Company common stock, excluding shares held directly or beneficially by Mr. Patton. The Board believed that this provision adequately provided the shareholders of the Company, other than Mr. Patton, an opportunity to approve or disapprove the Proposed Split-Off.

         The Board concluded, in light of the above factors, that the Proposed Split-Off is fair to the Company and its shareholders and approved the Agreement and the transactions contemplated thereby.

         In view of the variety of factors considered by the Board in connection with its evaluation of the Proposed Split-Off, the Board did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its determination. The Board was not aware of, and therefore did not consider, any factors that would have led it to conclude that the Proposed Split-Off was not fair to the Company and its shareholders.

         THE BOARD BELIEVES THAT THE PROPOSED SPLIT-OFF IS FAIR TO THE COMPANY AND ITS SHAREHOLDERS, HAS APPROVED THE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AND RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY VOTE IN FAVOR OF THE APPROVAL OF THE PROPOSED SPLIT-OFF.


Opinion of the Financial Advisor

         The Board of Directors retained DDI to render an opinion, from a financial point of view, as to the fairness of the Proposed Split-Off to the shareholders of the Company who will remain following consummation of the Split-Off. DDI, as part of its business, is engaged in the valuation of businesses in connection with mergers and acquisitions, private placements and for other purposes. DDI is independent of all parties to the Proposed Split-Off and neither DDI nor its officers, directors or employees, beneficially own any Company common stock.

         DDI delivered to the Board a written opinion, dated October 16, 2000, which stated that, based on the assumptions and subject to qualifications set forth therein which are summarized below, as of the Effective Date of the Opinion, the Proposed Split-Off was fair, from a financial point of view, to the shareholders of the Company who will remain following consummation of the Split-Off. A copy of the full text of the written opinion of DDI, which sets forth the assumptions made, procedures followed, matters considered and limits of DDI's review, is attached to this Proxy Statement a Appendix II and is incorporated herein by reference. Shareholders of the Company are urged to, and should, read such opinion in its entirety. DDI's opinion is directed only to the fairness, from a financial point of view, of the Proposed Split-Off and does not constitute a recommendation to any shareholder of the Company by DDI as to how such shareholder should vote at the Annual Meeting. DDI did not structure, establish or negotiate the terms of the Proposed Split-Off, did not advise the Company as to the terms of the Proposed Split-Off and was not requested to, and accordingly did not, express any opinion with respect to either the underlying business decision of the Company to effect the Proposed Split-Off or the availability or advisability of any alternatives to the Proposed Split-Off.
Furthermore, DDI was not required to, and did not make any independent evaluation or appraisal of, the assets or liabilities of the Company or Titan, nor were they furnished with any such evaluations or appraisals. In addition, DDI did not consider, and did not express any opinion regarding the operations, business prospects, financial condition or viability as a going concern of the Company or Titan, either before or after the Proposed Split-Off. In rendering its opinion, DDI was not engaged as an agent or fiduciary of the shareholders of the Company or any other third-party. The summary of the opinion of DDI set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion.

         In connection with its opinion, DDI, among other things, (i) considered financial information concerning the assets of the Company and Titan furnished to DDI by the Company, including certain internal financial analyses and forecasts prepared by the Company; (ii) analyzed publicly available information;
(iii) held discussions with the management of the Company; (iv) read drafts of the definitive agreement; and (v) made such other studies and inquiries, and considered such other data, as it deemed relevant.

         Upon the assurance of the Company and management that they were unaware of any information that would make information provided to DDI inaccurate or misleading, DDI relied, without independent verification, on the accuracy and completeness of all financial and other information that was publicly available or provided to it by the Company.

         With respect to the financial and operating forecasts (and the assumptions and basis therefor) of the Company and Titan which were used by DDI in the development of its opinion, DDI assumed that such forecasts have been reasonably prepared in good faith on the basis of reasonable assumptions, reflect the best available estimates and judgments of the Company's management and that such projections and forecasts will be realized in the amounts and in the time periods currently estimated by management. In addition, DDI assumed that the historical financial statements of the Company and Titan that were made available to them had been prepared and presented in accordance with generally accepted accounting principles. DDI's opinion is based solely upon financial, economic and other conditions that existed, could be evaluated, and was available to DDI as of the date of the opinion.

         DDI, in rendering its opinion, used the following approaches to valuation: (a) capitalization of excess earnings; (b) book accounting value; and
(c) adjusted going-concern. The final value was a blended (without weights) calculation of capitalized earnings, book value, and acquisition premium for an unbiased estimate of fair value for the Split-Off.

         The Company does not make, as a matter of course, public forecasts or projections as to future performance or earnings. However, in connection with its ongoing budgetary and financing activities, management of the Company periodically prepares certain projections of results of operations of the Company and Titan, and has prepared a budget for the Company (the "Projections"). The Projections were not prepared for, or with a view toward dissemination to the public and were not prepared in accordance with published guidelines of the American Institute of Certified Public Accountants or the Commission regarding projections and forecasts, nor have the Projections been audited, examined or otherwise reviewed either by independent auditors of the Company or DDI. In addition, the Projections are based upon many estimates and are inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of management of the
Company, including, without limitation, the effect of economic and market conditions, business conditions, the price of livestock, and in particular cattle, and other competitive factors and pricing pressure. Accordingly, actual results may be materially higher or lower than those projected. The use of Projections by DDI should not be regarded as a representation by the Company or any other person that the Projections will prove to be correct. Neither DDI or any party to whom any of the Projections were provided assumes any responsibility for the accuracy of such information and, in connection with its review, DDI assumed, without independent verification, that the Projections were reasonably prepared on basis reflecting the best currently available estimates and judgments of the management which prepared the Projections.

         Based upon its analysis,  DDI  calculated the fair market values of the
Company  and  Titan  as  of  June  30,  2000,  of  $2,569,532  and   $1,861,459,
respectively, or $4,430,991 collectively. The Agreement provides that the Company will transfer all of the outstanding capital stock of Titan and an additional $850,000 to the Exchanging Shareholders in exchange for 3,390,399 shares of Company common stock owned by the Exchanging Shareholders and the surrender and cancellation of options, warrants and other rights exercisable to acquire an additional 129,934 shares of the Company's common stock (after the exercise of the Patton Options). The Exchanging Shareholders' Shares represent 61.2% of the total number of shares of common stock issued by the Company, and no additional value was assigned to the Exchanging Shareholders' Rights by DDI. As a result, the value of the consideration given by the Exchanging Shareholders to the Company pursuant to the Proposed Split-Off is approximately $2,711,767. The total value of the consideration to be received by the Exchanging Shareholders for their Exchanging Shareholders' Shares equals approximately $2,711,459. As more fully set forth in its report, and subject to the assumptions and qualifications set forth therein, DDI has indicated that the consideration to be received by the Company pursuant to the terms of the Proposed Split-Off is fair, from a financial point of view, to the Company's shareholders who will remain following consummation of the Proposed Split-Off.

         Pursuant to a letter agreement dated February 15, 2000 (the "Engagement Letter"), the Company engaged DDI to render its opinion with respect to the fairness of the Proposed Split-Off. Pursuant to the terms of the Engagement Letter, the Company has agreed to pay DDI $12,500 for the rendering of its opinion. The Company subsequently agreed to pay DDI an additional $2,000 for time spent incorporating the Company's most recent audited financial statements, and information contained therein, into DDI's opinion. The Company has also agreed to reimburse DDI for all fees, disbursements and out-of-pocket expenses, and to indemnify DDI and certain related persons against certain liabilities arising out of or in connection with its engagement.

Conflict of Interest; Interest of Certain Persons in Matters to be Acted Upon

         Due to his direct involvement in the Proposed Split-Off, the interests of Mr. Patton and the other Exchanging Shareholders in the Proposed Split-Off are different from the interests of other shareholders of the Company. The Proposed Split-Off was first proposed by Mr. Patton and Ronald Jay, for and on behalf of themselves and the Exchanging Shareholders, and the material terms of the Agreement were determined principally in negotiations between Messrs. Patton and Jay and the Board of Directors. Shareholders of the Company should consider the interests of Messrs. Patton and Jay and the Exchanging Shareholders in the Proposed Split-Off in connection with their vote.

         In connection with the Proposed Split-Off, West-OK Investment, LLC has agreed to make a $1 million loan to the Company, $850,000 of which will be transferred to Titan as part of the Proposed Split-Off and to equalize the value of the consideration being exchanged. Pursuant to the terms of the Loan Agreement, so long as all or any portion of the Promissory Note remains unpaid, the Company's Board of Directors will have five members, two of whom will be designated by West-OK Investment, LLC. Messrs. Gleason and Kourt, who have been nominated by West-OK Investment, LLC, have been included in the list of nominees to be elected to serve as members of the Company's Board of Directors until the next annual meeting of the Company's shareholders and until their successors are duly elected and qualified. However, the election of Messrs. Gleason and Kourt to the Company's Board of Directors is contingent upon obtaining shareholder approval of the Proposed Split-Off. Likewise, failure to elect Messrs. Gleason and Kourt, as the nominees designated by West-OK Investment, LLC, may result in the Company's inability or unwillingness to consummate the Proposed Split-Off, even if a majority of the Company's disinterested shareholders have approved the transaction. Failure by the Company's shareholders to comply with these provisions, and, specifically, to elect the nominees designated by West-OK Investment, LLC at any time during which all or any portion of the Promissory Note remains unpaid will constitute an event of default under the Promissory Note and the Loan Agreement. Upon the occurrence of a default, the entire principal balance of the Promissory Note, plus accrued interest, shall, at the option of West-OK Investment, LLC, become immediately due and payable without notice or demand. Messrs. Gleason and Kourt, and any subsequent nominees designated by West-OK Investment, LLC, will owe fiduciary obligations to the Company and its shareholders and must discharge their fiduciary obligations to the best of their abilities. As outside directors, Messrs. Gleason and Kourt, and any subsequent nominees designated by West-OK Investment, LLC, will be entitled to receive $100 for each meeting of the Board of Directors they attend, will be reimbursed their expenses associated with attendance at such meetings or otherwise incurred in connection with the discharge of their duties as a director, and will be entitled to receive an annual grant of non-qualified stock options exercisable to purchase up to 10,000 shares of Company common stock at an exercise price equal to the market value of the underlying shares of Company common stock on the date of grant.

Governmental and Regulatory Approvals

         The Company is not aware of any material governmental or regulatory approvals required for consummation of the Proposed Split-Off, other than compliance with applicable corporate laws and federal and state laws regulating the issuance of securities.

Federal Income Tax Consequences

         The following discussion summarizes the material federal income tax considerations relevant to the shareholders of the Company upon the exchange by the Exchanging Shareholders' of their Company common stock for the Titan Shares pursuant to the Proposed Split-Off. This discussion is generally applicable to the Company and to the shareholders of the Company that are U.S. persons. As used in this Proxy Statement, a U.S. person means a person that is (1) a citizen or resident of the United States, (2) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, (3) an estate the income of which is subject to United States federal income taxation regardless of its source, or (4) any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust. The tax treatment of Company shareholders may vary depending on their particular circumstances. This discussion does not address the tax consequences that may be relevant to shareholders who may be subject to special tax treatment, such as banks, real estate investment trusts, regulated investment companies, insurance companies, dealers in securities or currencies, tax-exempt investors, foreign investors, persons that will hold their Company common stock as part of a position in a "straddle" or as part of a "hedging" or other integrated transaction, or persons whose functional currency is not the United States dollar. In addition, the discussion does not address the tax consequences of the Proposed Split-Off under foreign, state or local tax laws, the tax consequences under the alternative minimum tax provisions of the Internal Revenue Code of 1986, as amended ("Code"), or the tax consequences of transactions effectuated prior or subsequent to or concurrently with the Proposed Split-Off, whether or not any such transactions are undertaken in connection with the Proposed Split-

Off, including, without limitation, any transaction in which shares of Company common stock are acquired or are disposed of. This discussion is based on the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Any change of this nature could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting an owner of Company common stock.

         The discussion assumes that the value of the Exchanging Shareholders' Shares is equivalent to the Titan Shares received in the Proposed Split-Off. If the values are not equivalent, the Proposed Split-Off transaction may not qualify under Section 355 of the Code. If the Proposed Split-Off does not qualify under Section 355 of the Code for any reason, the proposed transaction could subject both the Company and the Exchanging Shareholders to federal income taxation.

         No rulings have been or will be sought from the IRS regarding the Proposed Split-Off, nor is the Company obtaining an opinion of counsel. Accordingly, there can be no assurance that the IRS will not challenge the tax consequences expressed in this discussion or that a court would not sustain this type of challenge. It is therefore possible that the federal income tax treatment of the Proposed Split-Off may differ from the treatment described below.

         SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE PARTICULAR PERSONAL TAX CONSEQUENCES TO THEM OF THE PROPOSED SPLIT-OFF, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN UNITED STATES FEDERAL OR OTHER TAX LAWS.

         Qualification of the Proposed Split-Off Under Section 355 of the Code

         The Proposed Split-Off has been structured as a distribution of stock of a controlled corporation under Section 355 of the Code. If the transaction qualifies under Section 355 of the Code, the Exchanging Shareholders should not recognize any gain or loss for federal income tax purposes as a result of the exchange of their Company common stock for Titan Shares. Gain or loss for federal income tax purposes should be recognized at such time as an Exchanging Shareholder sells or otherwise disposes of the Titan Shares issued in the Proposed Split-Off. An Exchanging Shareholder's basis and holding period for his or her Titan Shares should be the same as the basis and holding period for the Company common stock exchanged therefore. While the Company believes that the Proposed Split-Off will qualify as a tax-free distribution of stock of a controlled corporation under Section 355 of the Code and that the Company and the Exchanging Shareholders should not recognize any gain or loss for federal income tax purposes as a result of the Proposed Split-Off, the Company makes no warranties or representations to this effect. A split-off transaction under
Section 355 of the Code is complicated and controlled by numerous factual tests and statutory requirements, the satisfaction of which may be subject to challenge by the Internal Revenue Service. Therefore, there can be no assurance that the Proposed Split-Off transaction will not give rise to a taxable event to the Company, Titan, or the Exchanging Shareholders.

Remaining Shareholders

         Shareholders that remain with the Company after the Proposed Split-Off will not incur any taxable gain or loss as a result of the Proposed Split-Off.

The Company

         The Company believes that the Proposed Split-Off will satisfy the numerous factual and statutory requirements of Section 355 of the Code. If the Proposed Split-Off qualifies under Section 355 of the Code, the Company will not incur any taxable gain or loss as a result of the exchange of Titan Shares for the Exchanging Shareholders' Company Common Stock.

         If the Proposed Split-Off does not qualify under Section 355 of the Code, the Company would incur taxable gain or loss to the extent the fair market value of the Titan Shares exceeded the Company's adjusted basis in the Titan Shares. The exchange of Company common stock for the Titan Shares would be taxable under Section 302 of the Code to the Exchanging Shareholders either as a dividend or a sale of stock depending upon their particular circumstances.

Accounting Treatment

         The Proposed Split-Off will be accounted for as a treasury stock transaction. The consideration for the Exchanging Shareholders' Shares and Rights received by the Company from the Exchanging Shareholders in the Proposed Split-Off will be deemed to be the cost basis of the Company in the Titan Shares. No gain or loss will be recognized in connection with the Proposed Split-Off. Following the Closing, the business operations of Titan will be accounted for as discontinued operations for the current and prior periods.

Absence of Dissenters' Rights of Appraisal

         Nevada law governs the rights of shareholders in connection with the Proposed Split-Off. Based upon the Company's Articles of Incorporation and
Bylaws and under the applicable provisions of Nevada law, holders of Company common stock will not be entitled to rights of appraisal or similar rights of dissenters in connection with the Proposed Split-Off.

Business of the Company After the Split-Off

         Following consummation of the Proposed Split-Off, Titan will be owned exclusively by the Exchanging Shareholders, and the Company, exclusive of Titan, will be owned by the Company's remaining shareholders, excluding the Exchanging Shareholders. Following consummation of the Proposed Split-Off, the Company, through its remaining subsidiaries, will continue to engage in the manufacture and sale of livestock handling equipment. The Company's principal assets following the Proposed Split-Off will include one hundred percent (100%) of the capital stock of W-W Manufacturing Co., Inc., and certain other assets. A more complete discussion of the Company's business and assets that will remain following consummation of the Proposed Split-Off can be found in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2000 under the heading "LIVESTOCK HANDLING EQUIPMENT GROUP."


Unaudited Pro Forma Financial Statements

         Attached hereto as Appendix III are the unaudited pro forma condensed balance sheet as of June 30, 2000 and the pro forma condensed statements of earnings for the year ended June 30, 2000. The unaudited pro forma condensed balance sheet as of June 30, 2000 and the pro forma condensed statements of earnings for the year ended June 30, 2000 have been prepared by adjusting the Company's historical condensed balance sheet as of June 30, 2000 and the Company's condensed statement of earnings for the year ended June 30, 2000. The historical financial statements have been adjusted to give effect to the Split-Off as if the Split-Off had occurred as of July 1, 1999. Such pro forma adjustments are described in the accompanying legend to the pro forma financial statements which should be read in conjunction with the pro forma financial statements. Such pro forma financial statements should also be read in conjunction with the Company's historical financial statements and notes thereto appearing elsewhere herein.

         The pro forma financial statements presented herein do not purport to be indicative of the actual financial position or results of operations of the Company had the Split-Off actually been consummated on the dates indicated or of the future financial position or future results of operations of the Company which will result from the consummation of the Split-Off.

                PRICE RANGE OF COMMON STOCK AND RELATED MATTERS.

Market Information.

         The Company common stock is traded over-the-counter on a limited and very sporadic basis and quoted on the Bulletin Board under the symbol "WWCL." The reported high and low bid and asked prices for the Company common stock are shown below for the period through September 30, 2000. The prices presented are bid and asked prices which represent prices between broker-dealers and do not include retail mark-ups and mark-downs or any commission to the broker-dealer. The prices do not necessarily reflect actual transactions.

                                    Bid                            Ask
                                    ---                            ---
                              Low         High               Low         High
                              ---         ----               ---         ----
1999
     First Quarter         $0.1300       $0.1300          $0.1300      $0.1500
     Second Quarter         0.0625        0.1250           0.1500       0.1875
     Third Quarter          0.0625        0.0625           0.3125       0.3125
     Fourth Quarter         0.0625        0.0625           0.0625       0.0625

2000
     First Quarter         $0.0625       $0.0625          $0.0625      $0.0625
     Second Quarter         0.0625        0.0625           0.0625       0.0625
     Third Quarter          0.0625        0.0625           0.0625       0.5100
     Fourth Quarter         0.0625        0.0625           0.0625       0.5000

2001
     First Quarter         $0.0625       $0.0800          $0.1500      $0.5000


         The bid and ask prices of the Company common stock on November 1, 2000 were $.12 and $.45, respectively, as quoted on the Bulletin Board. As of November 1, 2000 there were approximately 566 stockholders of record of the Company common stock.

Dividends

         The Company has not paid any dividends on its common stock and does not expect to do so in the foreseeable future. It is anticipated that any earnings generated from operations of the Company will be used to finance its ongoing operations. No restrictions exist upon the Company's ability to pay dividends.

                             ELECTION OF DIRECTORS.

         Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below. Messrs. Zamzow and Webster are currently Directors of the Company. If any nominee is unable or unwilling to serve as a nominee for the office of director at the time of the Annual Meeting, the proxies may be voted either (i) for a substitute nominee who shall be designated by the proxy holders or by the present Board of Directors to fill such vacancy or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. Except as set forth below, the Board of Directors has no reason to believe that any of the following nominees will be unwilling or unable to serve if elected as a director. Such persons have been nominated to serve until the next annual meeting of stockholders following the 2000 Annual Meeting or until their successors, if any, are elected or appointed. The Board of Directors recommends a vote "FOR" the election of each of the nominees listed below.

         The election of Messrs. Gleason and Kourt, both of whom were nominated by West-OK Investment, LLC pursuant to the terms of the West-OK Investment, LLC Loan Agreement, is contingent upon obtaining shareholder approval of the Proposed Split-Off. In the event the Proposed Split-Off is not approved by the Company's shareholders at the meeting, the nominations of Messrs. Gleason and Kourt will be deemed to have been withdrawn, and shareholders will elect, instead, three directors for terms expiring at the Annual Meeting of Company shareholders in 2001, upon the election and qualification of their successors. Likewise, failure to elect Messrs. Gleason and Kourt, as the nominees designated by West-OK Investment, LLC, may result in the Company's inability or unwillingness to consummate the Proposed Split-Off, even if a majority of the Company's disinterested shareholders have approved the transaction.

         The Company's Articles of Incorporation expressly prohibit cumulative voting. Therefore, the holders of a majority of the Company's shares could elect all of the Directors. It is expected that the proxies received by the Directors' nominees will be voted, except to the extent that authority is withheld on any proxy as to all or one or more individuals, to elect as Directors the following nominees, whose principal occupations during the past five years, directorships and certain other affiliations and information are set forth below:

                 Name             Age                 Position
       ------------------------   ---    ---------------------------------

       Steve D. Zamzow            52     Director Since 1993, President and CEO

       Millard T. Webster         51     Director Since 1988

       L. M. "Mick" McCarty       66     Nominee

       Harold Gleason             50     Nominee

       A. Randall Kourt           58     Nominee

               STEVE D. ZAMZOW serves as President and Chief  Executive  Officer
(CEO) of the Company. Mr. Zamzow joined the Company in 1991. In June, 1992, he was elected Chief Financial Officer and in December, 1993, he became the Company's President and CEO, and was elected to the Company's Board of Directors. Mr. Zamzow has extensive experience in the fields of financial consulting and business workouts, and from 1971 to 1974 was employed by Peat, Marwick, Mitchell & Co. as an auditor. Mr. Zamzow received his Accounting degree from the University of Nebraska.

               MILLARD T. WEBSTER has been a Director of the Company  since 1988 and currently serves as a Vice President of the Company's subsidiary, W-W Manufacturing Company. Mr. Webster has been employed by W-W Manufacturing since 1962, where he has served as a piecework production foreman, production manager, Vice President and President. Mr. Webster graduated from Evangel College, Springfield, Missouri in 1970 with a Bachelor's degree in Business Administration.

               L. M. "MICK" McCARTY has been a farm/ranch real estate broker and owner of McCarty and Associates since 1981. Additionally, he is vice-president of BOMAC Energy Performance Systems, a marketing firm for a walking beam compressor which enhances production of marginal oil wells. Mr. McCarty is past Region 10 vice president, director and membership drive chairman for Club 20, a consulting broker for the Registry of Million Dollar Properties, executive secretary of the Colorado Livestock Marketing Association, advertising and public relations manager of International Beef Breeders and regional sales manager for Murphy Products Company, a livestock additive company. Mr. McCarty graduated from the University of Arizona in 1959 with a Bachelor of Animal Science degree and a minor in Agricultural Economics. He was a member of Alpha Zeta, a men's honorary agricultural fraternity, a member of Phi Delta Theta Fraternity and National President of the Intercollegiate Rodeo Association.

               HAROLD GLEASON, is the president and CEO of Thomas Publishing Company which owns The Thomas Tribune, a newspaper published in Thomas, Oklahoma. Mr. Gleason purchased Thomas Publishing Company in 1972. Mr. Gleason also has a ranching operation that includes raising, showing and marketing registered Hereford Cattle on a national basis. In 1986, Mr. Gleason purchased a small insurance agency and began operating The Gleason Agency which provides full line coverage. The Gleason Agency has grown to be the largest insurance agency in the area. Mr. Gleason graduated from Southwestern Oklahoma State University in 1971 with Bachelor of Science degrees in Business Administration and Journalism. Mr. Gleason has served as Chairman of the Thomas Economic Development Authority since 1986.

               A. RANDALL KOURT, a pharmacist by profession, has been the president of Thomas Drug, Inc. for over thirty years. Thomas Drug, Inc. currently operates four stores in Oklahoma. Mr. Kourt also owns MKM Apartments of Thomas. In addition to retail and real estate experience, Mr. Kourt has served on the Baptist Retirement Centers of Oklahoma board of directors for three years, and has been Chairman of the Board for the last year. Mr. Kourt graduated with Bachelor of Science in Pharmacy and Bachelor of Arts in Chemistry degrees from Southwestern State University in Weatherford, Oklahoma.

                  Each Director will be elected to serve until the next Annual Meeting of Shareholders in 2001 or until a successor is duly elected and qualified.

                  During the fiscal year ended June 30, 2000, five (5) meetings of the Board of Directors were held, including regularly scheduled and special meetings. All meetings were attended by 100% of the Board members. Outside Directors were paid $100 for each meeting of the Board of Directors attended, and were reimbursed their expenses associated with attendance at such meetings or otherwise incurred in connection with the discharge of their duties as a Director. Additionally, each outside Director is entitled to receive an annual grant of non-qualified stock options exercisable to purchase up to 10,000 shares of common stock, all options having an exercise price equal to the market value of the underlying shares of Company common stock on the date of grant. This amount is prorated based on the number of meetings of the Board of Directors attended during the year.

                  During the fiscal year ended June 30, 2000, the Company had no standing Audit, Compensation and Nominating Committees of the Board of Directors, but plans to impanel such committees for the fiscal year ended June
30, 2001. No member of the Audit Committee will receive any additional compensation for his service as a member of that Committee. The Audit Committee will be responsible for providing assurance that financial disclosures made by Management reasonably portray the Company's financial condition, results of operations, plan and long-term commitments. To accomplish this, the Audit Committee will oversee the external audit coverage, including the annual nomination of the independent public accountants, review accounting policies and policy decisions, review the financial statements, including interim financial statements and annual financial statements, together with auditor's opinions, inquire about the existence and substance of any significant accounting accruals, reserves or estimates made by Management, review with Management the Management's Discussion and Analysis section of the Annual Report, review the letter of Management Representations given to the independent public accountants, meet privately with the independent public accountants to discuss all pertinent matters, and report regularly to the Board of Directors regarding its activities.

                  No member of the Compensation Committee will receive any additional compensation for his service as a member of that Committee. The Compensation Committee will be responsible for reviewing pertinent data and making recommendations with respect to compensation standards for the executive officers, including the President and Chief Executive Officer, establishing guidelines and making recommendations for the implementation of Management incentive compensation plans, reviewing the performance of the President and CEO, establishing guidelines and standards for the grant of incentive stock options to key employees under the Company's Incentive Stock Option Plan, and reporting regularly to the Board of Directors with respect to its recommendations.

                  No member of the Nominating Committee will receive any additional compensation for his service as a member of that Committee. The Nominating Committee will be responsible for recommending a slate of Director nominees to be considered for election at the Company's Annual

Meeting of Shareholders. While the Nominating Committee has not in the past considered nominees recommended by security holders outside of Management, if security holders have recommendations regarding nominees for the Board of Directors, communication should be addressed to Mr. Zamzow at the principal executive offices of the Company.

                  Any transactions between the Company and its officers, directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent, outside disinterested directors.

                             EXECUTIVE COMPENSATION

         The following tables and discussion set forth information with respect to all plan and non- plan compensation awarded to, earned by or paid to the Chief Executive Officer ("CEO"), and the Company's four (4) most highly compensated executive officers other than the CEO, for all services rendered in all capacities to the Company and its subsidiaries for each of the Company's last three (3) completed fiscal years; provided, however, that no disclosure has been made for any executive officer, other than the CEO, whose total annual salary and bonus does not exceed $100,000.

                                                TABLE 1

                                       SUMMARY COMPENSATION TABLE

                                                                            Long Term Compensation
                                 Annual Compensation                    Awards           Payouts
                                                       Other                                          All
                                                       Annual    Restricted   Options                Other
                                                      Compen-       Stock        /         LTIP     Compen-
 Name and Principal               Salary     Bonus     sation     Award(s)      SARs     Payouts     sation
 Position              Year        ($)        ($)      ($)(1)        ($)        (#)        ($)       ($)(2)
 --------              ----        ---        ---      ------        ---        ---        ---       ------
 Steve D. Zamzow,      2000      $120,858     -0-       -0-          -0-        -0-        -0-      $13,749
 CEO and President     1999      $120,358     -0-       -0-          -0-        -0-        -0-       $6,874
                       1998      $119,896     -0-       -0-          -0-        -0-        -0-       $4,575
--------------------------------------------------------------------------------------- ----------------------
---------------------

(1) All executive officers of the Company participate in the Company's group health insurance plan. In addition, no executive officer received perquisites and other personal benefits which, in the aggregate, exceeded the lesser of either $50,000 or 10% of the total of annual salary and bonus paid during the respective fiscal years.

(2) Includes accrued vacation and compensated absences earned in prior years and paid during the fiscal years ended June 30, 2000, 1999 and 1998, respectively.

Incentive Stock Option Plan

         In 1990, the Board of Directors and the shareholders of the Company adopted the W. W. Capital Corporation 1990 Incentive Stock Options Plan (the "ISOP"). Pursuant to the terms of the ISOP, the Company's Board of Directors is authorized to issue options for the purchase of up to 950,000 shares of the Company's common stock to key employees of the Company. Options granted under the ISOP are incentive stock options within the meaning of Section 422 of the Internal Revenue Code. They are exercisable at prices which were equal to at least one hundred percent (100%) of the fair market value of the Company's freely trading common stock on the date of grant, or in the case of an optionee who beneficially owns stock representing more than ten percent (10%) of the total combined voting power of the Company, the exercise price of the option is not less than one hundred and ten percent (110%) of the market price of the shares on the date of grant. Only key management and employees of the Company are eligible to participate in the ISOP.

         The ISOP is administered by the Board of Directors, which determines eligible employees, the times and numbers of options to be granted, and the periods for which such options may be granted. There are limitations on the number of options which may be granted and the aggregate fair market value of the stock in any given year. All options granted under the ISOP are subject to vesting over a period of three (3) years from the date of grant.

         As of June 30, 2000, incentive stock options to purchase 222,500 shares of common stock were outstanding and unexercised, having an average exercise price of $.92 per share. During the Company's fiscal year ended June 30, 2000, no options were exercised to purchase shares pursuant to the ISOP.

         The following tables set forth certain information concerning the grant and exercise of incentive stock options during the last completed fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options on an aggregated basis:

                                         TABLE 2
                               Option/SAR Grants for Last
                             Fiscal Year - Individual Grants


                               Number of          % of Total
                              Securities         Options/SARs
                              Underlying          Granted to
                             Options/SARs        Employees in        Exercise       Expiration
      Name                    Granted (#)        Fiscal Year       Price ($/sh)        Date
      ----                    -----------        -----------       ------------        ----
Steve D. Zamzow    2000           -0-                 0%                -0-
                   1999           -0-                 0%                -0-
                   1998           -0-                 0%                -0-

                                                    TABLE 3
                              Aggregated Option/SAR Exercises in Last Fiscal Year
                                          and FY-End Option/SAR Values
                                                                                        Value of
                                                                      Number of        Unexercised
                                                                     Unexercised      In-the-Money
                                                                    Options/SARs      Options/SARs
                                 Shares                            at FY-End (#)       at FY-End
                                Acquired                          --------------      ---------
                              on Exercise     Value Realized(1)    Unexercisable/       ($)(2)
                                                                                        ------
            Name                  (#)                ($)             Exercisable      Exercisable
Steve D.            2000           -0-               -0-             -0-/150,000          -0-
Zamzow              1999           -0-               -0-             -0-/150,000          -0-
                    1998           -0-               -0-             -0-/150,000          -0-
-------------------------

(1) Value Realized is determined by calculating the difference between the aggregate exercise price of the options and the aggregate fair market value of the common stock on the date the options are exercised.

(2) Calculated based on the trade price of the Company's common stock on June 30, 2000, or the most recent trade date prior to June 30, 2000 ($.0625 per share) minus the exercise price.

             PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed the firm of Brock and Company CPAs as the Company's independent auditors for fiscal year 2000-01. Although action by the shareholders in this matter is not required, the Board believes that it is appropriate to seek shareholder ratification of this appointment in light of the critical role played by independent auditors in maintaining the integrity of Company financial controls and reporting.

         It is expected that one or more representatives of Brock and Company CPAs will be in attendance at the Annual Meeting. The representatives will have the opportunity to make a statement, if desired, and will be available to respond to appropriate questions from shareholders.

         The following proposal will therefore be presented for action at the Annual Meeting by direction of the Board of Directors:

         RESOLVED, That action by the Board of Directors appointing Brock and Company CPAs as the Company's independent auditors to conduct the annual audit of the financial statements of the

Company and its subsidiaries for the fiscal year ending June 30, 2001 is hereby ratified, confirmed and approved.

         The Board of Directors recommends a vote FOR this resolution.

         The affirmative vote of a majority of shares participating in the voting on this proposal is required for adoption of this resolution. The shares of common stock represented by proxies that have been properly executed and returned will be voted at the Annual Meeting and, where a choice has been specified on a proxy, will be voted in accordance with such specification. If no choice is specified on a proxy, the shares it represents will be voted FOR the resolution.


                    TRANSACTIONS WITH MANAGEMENT AND OTHERS.

         On June 30, 1989, W-W Land & Cattle, a partnership owned by Millard T. Webster, a director of the Company, Mickey J. Winfrey, a former officer of the Company and Terry L. Webster, a brother of Millard Webster and Mickey Winfrey, executed a promissory note evidencing amounts due and owing by W-W Land & Cattle to the Company's subsidiary, W-W Manufacturing Co., Inc. The original principal amount of the promissory note was $96,424. Interest on the outstanding balance of the promissory note is payable annually at 9% per annum and the principal is due on demand. On June 30, 1993, Ms. Winfrey satisfied her obligations under this note by paying to the Company the amount of $11,361 and was released from all further obligations arising under or related to this note. As of June 30, 2000, $22,134 remained payable under this note by Millard and Terry Webster.

         The Company currently leases its manufacturing facility in Dodge City, Kansas from Murle F. Webster, father of Millard T. Webster. This lease required a monthly rental payment of $5,000. This lease expired on December 31, 1994, however, the Company has continued to lease the facility on a month-to-month basis. During the fiscal year ended June 30, 2000, $60,000 was paid by the Company under the lease.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

         The following table gives information concerning the beneficial ownership of the Company's common stock by all Directors and nominees, each named executive officer, all Directors and executive officers as a group, and the owners of more than five percent of the outstanding common stock, on October 11, 2000. Each person has sole voting and investment power with respect to the shares shown, except as noted.

Title of    Name and Address                      Amount and Nature
 Class      of Beneficial Owner                of Beneficial Ownership        Percent of Class(1)
------      -------------------                -----------------------        -------------------

Common      Steve D. Zamzow                           150,437(2)                     2.7%
  Stock     4112 Sherman Court
            Ft. Collins, Colorado 80525

  "         Millard T. Webster                        278,969(3)                     5.1%
            1003 Central
            Dodge City, KS 67801

  "         David L. Patton                         1,200,389(4)                     21.9%
            807 SW Terrace Ave.
            Dodge City, KS 66611

  "         James H. Alexander                         30,000(5)                      .5%
            5495 W. 115th Place
            Broomfield, CO 80020

  "         Harold Gleason                                 5,000                      nil
            115 West Orient
            Thomas, Oklahoma 73669

  "         A. Randall Kourt                                 -0-                     0.0%
            523 North 4th
            Thomas, Oklahoma 73660

  "         L.M. McCarty                                     -0-                     0.0%
            P.O. Box 87
            Huntley, Wyoming 82218

  "         Glenn A. Mull                                507,184                     9.4%
            Route 1, Box 74
            Pawnee Rock, Kansas 67567

Title of    Name and Address                      Amount and Nature
 Class      of Beneficial Owner                of Beneficial Ownership        Percent of Class(1)
------      -------------------                -----------------------        -------------------

  "         Robert L. and L. Louise Cullinan           284,958                       5.3%
            HCR 38, Box 32
            Paxton, Nebraska 69155

  "         Jerry R. Beller                            275,000                       5.1%
            4411 Harding Place
            Nashville, Tennessee 37025

  "         All Directors, officers and
            nominees as a group (5)                    459,406                       8.2%
---------------------

(1) Shares not outstanding but deemed beneficially owned by virtue of the individual's right to acquire them within sixty (60) days of the date of this statement are treated as outstanding when determining the percent of the class owned by such individual and when determining the percent owned by the group.

(2) Includes Incentive Stock Options exercisable to purchase 50,000 shares of the Company's common stock at an exercise price of $1.50 per share, and Incentive Stock Options exercisable to purchase an additional 100,000 shares of the Company's common stock at an exercise price of $.75 per share.

(3) Includes Incentive Stock Options exercisable to purchase 22,500 shares of the Company's common stock at an exercise price of $.75 per share.

(4) Includes Non-Qualified Stock Options exercisable to purchase 7,500 shares of the Company's common stock at an exercise price of $2.50 per share, Non-Qualified Stock Options exercisable to purchase an additional 10,000 shares of the Company's common stock at an exercise price of $.8125 per share, Non-Qualified Stock Options exercisable to purchase an additional 10,000 shares of the Company's common stock at an exercise price of $.75 per share, Non-Qualified Stock Options exercisable to purchase an additional 10,000 shares of the Company's common stock at an exercise price of $.5625 per share, Non-Qualified Stock Options exercisable to purchase an additional 10,000 shares of the Company's common stock at an exercise price of $.17 per share, Non-Qualified Stock Options exercisable to purchase an additional 10,000 shares of the Company's common stock at an exercise price of $.13 per share, and Non-Qualified Stock Options exercisable to purchase an additional 10,000 shares of the Company's common stock at an exercise price of $.0625 per share.

(5) Includes Non-Qualified Stock Options exercisable to purchase 10,000 shares of the Company's common stock at an exercise price of $.30 per share, and Non-Qualified Stock Options exercisable to purchase, in the aggregate, an additional 20,000 shares of the Company's common stock at an exercise price of $.0625 per share.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Under the securities laws of the United States, the Company's Directors, its executive (and certain other) officers, and any persons holding more than ten percent of the Company's common stock are required to report their ownership of the Company's common stock and any changes in that ownership to the Securities and Exchange Commission and the NASDAQ stock market. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file by these dates.

         Based  solely on a review of the  copies of such  reports  required  by
Section 16(a), the Company believes that its officers, Directors, and stockholders owning greater than 10% of the common stock of the Company complied with all applicable Section 16(a) filing requirements during the fiscal year ended June 30, 2000, except that Steve D. Zamzow, Millard T. Webster and James
H. Alexander each failed to timely file an Annual Statement of Beneficial Ownership of Securities on Form 5.


                                  OTHER MATTERS

         The Company's management is not aware of other matters which may come before the Meeting. The Directors' designees or other persons named in the accompanying form of proxy will vote said proxy in accordance with their judgment if any other matter does properly come before the Meeting. A majority of those votes present at the Meeting cast in favor of any such matter will result in the passage of such matter.

         A copy of Form 10-K, the annual report filed by the Company with the Securities and Exchange Commission, for the fiscal year ended June 30, 2000 is furnished herewith.


                                                W. W. CAPITAL CORPORATION


                                                By:____________________________
                                                     James Alexander, Secretary


                               2001 Annual Meeting

         No definitive date for the Annual Meeting of Shareholders in 2001 has been established. Qualifying shareholders may submit proposals that are consistent with the Company's Bylaws and federal securities laws to the Company for inclusion in the Company's proxy material relating to the 2001 Annual Meeting. The Company must receive such proposals at its business address (set forth at the beginning of this Proxy Statement) no later than June 30, 2001.

                            W. W. CAPITAL CORPORATION
                    PROXY SOLICITED ON BEHALF OF THE COMPANY

         The undersigned hereby constitutes and appoints Steve D. Zamzow or Michael Dick (SEE NOTE BELOW) or either of them acting in the absence of the other, with full power of substitution the true and lawful attorneys or attorney and proxies of the undersigned to attend the Annual Meeting of the Shareholders of W. W. Capital Corporation (the "Company") to be held at the Marriott Hotel, 350 East Horsetooth Road, Fort Collins, Colorado 80525, on December 15, 2000 at 10:00 o'clock a.m. Mountain Standard Time, or any adjournment or adjournments thereof, and vote all the shares of the Company standing in the name of the undersigned with all the powers the undersigned would possess if present at said meeting.

          (1)  FOR _______     AGAINST _______      ABSTAIN _______

          To Split-Off the Company's wholly-owned subsidiary, Titan Industries, Inc., to certain existing shareholders of the Company.

          (2)  FOR _______             WITHHOLD AUTHORITY _______

          To elect all of the nominees listed below:

          Steve D. Zamzow, Millard T. Webster, L. M. "Mick" McCarty,
                      Harold Gleason and A. Randall Kourt

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name below)

          (3)  FOR _______     AGAINST _______      ABSTAIN _______

          To ratify the appointment of Brock and Company CPAs as the Company's independent auditors for fiscal year 2000-001.

          (4)   Upon such other matters as may properly come before the meeting.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEM 1, FOR ITEM 2, FOR
ITEM 3, AND IN THE DISCRETION OF THE PERSON HOLDING THE PROXY FOR ANY OTHER BUSINESS.

(NOTE: Should you desire to appoint a proxy other than the management designees named above, strike out the names of management designees and insert the name of your proxy in the space provided above. Should you do this, give this proxy card to the person you appoint instead of returning the proxy card to the Company.)

(PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.)

Receipt is acknowledged of Notice of Annual Meeting and Proxy Statement for the meeting.

                                Date ________________________________ , 2000

                                ____________________________________________
                                Name (please type or print)

                                ____________________________________________
                                Signature

                                ____________________________________________
                                Signature, if held jointly

         Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------

                                   APPENDIX I

--------------------------------------------------------------------------------

                      STOCK TRANSFER AND EXCHANGE AGREEMENT

         THIS STOCK TRANSFER AND EXCHANGE AGREEMENT is made and entered into this day of November, 2000, between and among W. W. CAPITAL CORPORATION, a Nevada corporation having its principal place of business at 3500 JFK Parkway, Suite 202, Fort Collins, Colorado 80525 (the "Company"), TITAN INDUSTRIES, INC., a Nebraska corporation and wholly-owned subsidiary of the Company having its principal place of business in Paxton, Nebraska ("Titan"), and those undersigned shareholders also listed on the Exchanging Shareholder List attached hereto as Exhibit A and incorporated herein by this reference ("Exchanging Shareholders"). The Company, Titan and the Exchanging Shareholders may hereafter be referred to individually as a "Party," or collectively as the "Parties."

                                   WITNESSETH
                                   ----------
         WHEREAS, following its formation in September, 1987, the Company engaged in a number of acquisition transactions pursuant to which the Company acquired one hundred percent (100%) ownership of the following companies: (i) W-W Manufacturing Co., Inc. ("WWM"), a Kansas corporation, in 1988; (ii) Titan, in 1991; and (iii) in 1992, Eagle Enterprises, Inc., a Tennessee corporation that was merged with and into WWM in 1998.

         WHEREAS,   following  the  acquisitions   referred  to  above,  various
differences of opinion as to the Company's operations, future plans and course of development have arisen between Titan and the Company; and

         WHEREAS, subject to the terms and conditions of this Agreement, the Exchanging Shareholders desire to exchange their ownership interest in the Company for one hundred percent (100%) of the issued and outstanding shares of Titan and other consideration; and

         WHEREAS, Management and the Board of Directors of the Company believe that, subject to the terms and conditions of this Agreement, it is in the best interest of the Company and its shareholders for the Company to divide its businesses so that following consummation of the Split-Off Titan will be owned exclusively by the Exchanging Shareholders and the Company (which will continue to hold one hundred percent (100%) of the stock of WWM) will be owned by the Company's remaining shareholders (sans the Exchanging Shareholders), and that neither group of shareholders, after the Split-Off, will have any interest in the businesses owned by the other group, except as provided below; and

         WHEREAS, subject to the terms and conditions of this Agreement, the Company has agreed to contribute the sum of $850,000 to the capital of Titan prior to consummation of the Split-Off, which sum is being contributed to Titan to equalize the value of the consideration being exchanged in the Split-Off; and

         WHEREAS, being familiar with the facts and circumstances surrounding the Split-Off, and having reviewed the results of an independent Fairness Opinion (defined below) commissioned by the Board and relating to the terms and conditions of the Split-Off contained herein, management and the Board of Directors of the Company believe the Split-Off to be fair to, and in the best interest of, the Company and its shareholders.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, and other good and valuable consideration, the receipt and adequacy whereof is hereby acknowledged, the parties agree as follows:

SECTION 1:        GENERAL DEFINITIONS

         For purposes of this Agreement, the following terms shall have the respective meanings set forth below:

         1.1 Best Knowledge. "Best Knowledge" shall mean both what a Person knew as well as what the Person should have known had the Person exercised reasonable diligence. When used with respect to a Person other than a natural person, the term "Best Knowledge" shall include matters that are known to the current directors, officers and managers or what such persons should have known had they exercised reasonable diligence.

         1.2   Closing Date.  "Closing  Date" shall mean the date referred to in
Section 3.2 of this Agreement.

         1.3 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         1.4 ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         1.5 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         1.6 Fairness Opinion. "Fairness Opinion" shall mean that certain Fairness Opinion and report dated October 16, 2000, prepared and issued by Due Diligence, Inc. at the request of the Board of Directors of the Company for the purpose of evaluating the fairness of the Split-Off to the Company and its shareholders.

         1.7 Fiscal Year. "Fiscal Year" shall mean a twelve-month period beginning July 1.

         1.8 Governmental Authority. "Governmental Authority" shall mean any and all foreign, federal, state or local governments, governmental institutions, public authorities and governmental entities of any nature whatsoever, and any subdivisions or instrumentalities thereof, including, but not limited to, departments, boards, bureaus, commissions, agencies, courts, administrations and panels, and any division or instrumentalities thereof, whether permanent or ad hoc.

         1.9 Governmental Requirement. "Governmental Requirement" shall mean any and all laws (including, but not limited to, applicable common law principles), statutes, ordinances, codes, rules, regulations, interpretations, guidelines, directions, orders, judgments, writs, injunctions, decrees, decisions or similar items or pronouncements, promulgated, issued, passed or set forth by any Governmental Authority.

         1.10 Legal Requirements. "Legal Requirements" shall mean applicable common law and any statute, ordinance, code or other laws, rule, regulation, order, technical or other standard, requirement, judgment, or procedure enacted, adopted, promulgated, applied or followed by any Governmental Authority, including, without limitation, any order, decree, award, verdict, findings of fact, conclusions of law, decision or judgment, whether or not final or appealable, of any court, arbitrator, arbitration board or administrative agency.

         1.11 Person. "Person" shall mean any natural person, any Governmental Authority and any entity the separate existence of which is recognized by any Governmental Authority or Governmental Requirement, including, but not limited to, corporations, partnerships, joint ventures, joint stock companies, limited liability companies, trusts, estates, companies and associations, whether organized for profit or otherwise.

         1.12 Rights. "Rights" shall mean any right to acquire capital stock or any ownership or profits interest in an entity or an affiliate of such entity including, but not limited to, options, warrants, and instruments or obligations convertible into capital stock, ownership or profits interest.

         1.13 Section. Unless otherwise stated herein, the term "Section" when used in this Agreement shall refer to the Sections of this Agreement.

         1.14 Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended.

         1.15 Split-Off. "Split-Off" shall mean the transfer by the Company of one hundred percent (100%) of the issued and outstanding shares of Titan to the Exchanging Shareholders in exchange for all of the Exchanging Shareholders' ownership interests and/or Rights in the Company, which transaction is to be structured as a tax-free distribution of stock and securities of a controlled corporation under Section 355 of the Code.


SECTION 2:        EXCHANGE OF STOCK

         2.1 Exchange. Subject to the terms and conditions hereafter set forth, on the Closing Date the Company agrees to transfer, assign, surrender and deliver to the Exchanging Shareholders, on a pro- rata basis, a total of 7,500 pre-forward split or 3,390,399 post-forward split shares of the common stock of Titan, $1.00 par value ("Titan Shares") (for a description of the forward stock split see Section 3.6.3 below), which Shares shall constitute one hundred percent (100%) of the shares of Titan capital stock issued and outstanding on the Closing Date, in exchange for the transfer, assignment, surrender and delivery by the Exchanging Shareholders, to the Company, of a total of

3,390,399 shares (the "Exchanging Shareholders' Shares") of the $0.01 par value common stock ("Common Stock") of the Company (after the exercise by Mr. Patton of options to acquire, in the aggregate, 24,566 shares of Company Common Stock), together with options, warrants and other Rights (collectively the "Exchanging Shareholders' Rights") exercisable to acquire an additional 129,934 Shares of the Company's Common Stock (after the exercise by Mr. Patton of options to acquire, in the aggregate, 24,566 shares of Company Common Stock). The Exchanging Shareholders' Shares and Exchanging Shareholders' Rights collectively constitute all of the Shares of Company Common Stock or Rights convertible into Shares of Company Common Stock owned by the Exchanging Shareholders on the Closing Date. Upon receipt, the Exchanging Shareholders' Rights shall be cancelled by the Company and thereafter be of no further force or effect. At Closing, Titan shall, however, deliver to those Exchanging Shareholders who delivered Exchanging Shareholders' Rights for cancellation by the Company, new options exercisable for a period of ninety (90) days to acquire the number of post-forward split Titan shares, at the exercise prices, set forth opposite their name on Exhibit 2.1 attached hereto and incorporated herein by this reference. In conjunction with the exercise of these Titan Options, Titan and the Exchanging Shareholders shall provide written notice to the Company in accordance with, and shall otherwise comply with all restrictions contained in, the Titan and/or Exchanging Shareholder Lock-Up Agreements attached hereto as Exhibits 6.3 and 6.1 respectively.

         2.2 Contribution to Capital of Titan. To equalize the value of the consideration being exchanged in the Split-Off, at or prior to Closing, the Company shall contribute to the capital of Titan the sum of $850,000.

         2.3 Inter-Company Receivable. At Closing, the Company shall deliver to Titan the sum of $88,880.55 (the "Inter-Company Receivable Reduction Payment"), and shall execute and deliver to Titan its Promissory Note substantially in the form of Exhibit 2.3 attached hereto, which, together, document the Company's obligation to repay to Titan an existing inter-company receivable incurred in the ordinary course of the trade or business of the companies. The Promissory Note shall obligate the Company to pay Titan, in quarterly installments, the amount of this inter-company receivable less the Inter-Company Receivable Reduction Payment, which sum totals $200,000.00, together with interest thereon at the prime lending rate of Wells Fargo Business Credit, plus two percent (2%). The interest rate shall be calculated on the Closing Date and adjusted quarterly thereafter. If not sooner paid, the entire principal amount of the Promissory Note, together with accrued but unpaid interest, shall be due and payable three
(3) years after the Closing Date. The Company shall have the right to prepay the Promissory Note at any time without penalty. The Promissory Note shall be secured by a letter of credit ("Letter of Credit") in an amount equal to the amount of the Promissory Note. The Letter of Credit shall be opened in favor of Titan by Wells Fargo Business Credit, or such other bank as shall be acceptable to Titan.

         2.4      Post-Closing Adjustments:
                  ------------------------

                  2.4.1 Other Obligations of Titan. At or prior to Closing, the Company shall have delivered to Titan an accurate list, as of the Closing Date, showing all commitments and/or obligations of Titan, sums paid or advanced in conjunction with the Split-Off, obligations of Titan guaranteed by the Company and all other monies paid or advanced by the Company for the benefit of Titan, which list shall be attached hereto as Exhibit 2.4.1(a). It is understood that the Company is not retaining liability for any such commitments and/or obligations, all of which, to the extent valid, shall be and remain the obligation of Titan, and Titan hereby agrees to indemnify and hold harmless the Company from any liability with respect thereto. To this end, on the Closing Date Titan shall deliver to the Company releases, in a form acceptable to the Company and its attorneys, releasing the Company from all guarantee obligations relating to Titan or its operations, a list of which is attached hereto as Exhibit 2.4.1(b). Additionally, if on the Closing Date, or at any time thereafter, the Company has made or is required to make payments on behalf of, or for the benefit of, Titan for any obligation identified on Exhibit 2.4.1(a), any such payment shall be reimbursed by Titan to the Company within ten (10) days of receipt by Titan of an invoice or other written evidence of such payment. In the event Titan fails for any reason to timely make such payments, the Company shall be entitled to offset such payment amount against any sums due and owing by the Company to Titan, including any sums due and owing under the Promissory Note contemplated by Section 2.3 above. The provisions of this Section 2.4.1 shall survive the Closing and consummation of the Split-Off.

                  2.4.2 Obligations Guaranteed by, or Secured by the Assets of, Titan. At Closing, the Company shall deliver to Titan releases, in a form acceptable to Titan, the Exchanging Shareholders and their attorneys, releasing Titan from all guarantee obligations relating to the Company or its operations, a list of which is attached hereto as Exhibit 2.4.2, and releasing all of Titan's assets securing the same; provided however, that the Company's obligation to deliver releases related to Titan's assets is contingent upon payment and/or satisfaction by Titan of that portion of all amounts due and owing under any line-of-credit, loan or other obligation or agreement carried on the Company's books as, or which otherwise is, an obligation or debt of Titan, repayment of which is secured in whole or in part by assets of Titan, including, but not limited to, that portion of the Titan's Line-of-Credit with Wells Fargo Business Credit (f/k/a Norwest Business Credit) as shown on the Company's books on the date of Closing.

                  2.4.3 Labor Matters. The Company shall not be responsible for any payroll costs, including medical insurance and any accrued vacation, related to or stemming from Titan, its operations, employees, independent contractors or any other person or entity performing services for or on behalf of Titan. Likewise, the Company is not retaining any employment or union contracts, pension liabilities, workmen's compensation commitments, or any other employee obligations of Titan, including, without limitation, any liability for severance, accrued vacation and other compensation or other obligations of Titan. All such matters shall be and remain the obligation of Titan, and Titan agrees to indemnify and hold harmless the Company from any liability with respect thereto. The provisions of this Section 2.4.3 shall survive the Closing and consummation of the Split-Off.

                  2.4.4 Employee Benefit Plans of Titan. The Company and Titan agree to take, or cause to be taken, the following action with respect to the interests in the Company's 401(k)/Profit Sharing Plan ("Retirement Plan") and the Company Cafeteria Plan ("Cafeteria Plan") of employees of Titan participating therein on the Closing Date:

                         2.4.4.1 As soon as practicable  after  Closing,  but in
any event within sixty (60) days, a new retirement plan and trust will be established by Titan which shall be designated to qualify under Sections 401(a) and 501(a) of the Code. Titan shall pay all of the expenses paid to outside parties to establish a new plan, if any.

                         2.4.4.2 As soon as practicable after the appointment of
a trustee of the trust under the new retirement plan and provided such cash or other assets have not previously been distributed to participants who are employees of Titan, there shall be transferred from the trust fund created for the Company Retirement Plan to such trustee, in accordance with the controlling Retirement Plan documents, cash or other assets which are attributable to participants thereof who are employees of Titan if permissible under the relevant provisions of the Code and ERISA. Notwithstanding the foregoing, no further contributions for the benefit of, or on behalf of, any Titan employees will be accepted by the Company's 401k/Profit Sharing Plan after the effective date of Closing.

                         2.4.4.3 All costs and expenses associated with auditing
the Company's Retirement Plan and/or Cafeteria Plan, and associated with the preparation and/or filing of any tax or other IRS or ERISA filings or returns, shall be paid by the Company.

                  2.4.5 McDonald & Fredrickson,  P.C. Obligation.  By bill dated
February 18, 2000 the law firm of McDonald & Fredrickson, P.C. ("M&F") has demanded payment from the Company in the amount of $56,200.24, for services purportedly performed for the benefit of the Company over a fourteen (14) month period commencing in November, 1998 and ending January, 2000. The Company denies liability for all or any portion of this bill. However, without admitting any liability, and as a means of amicably resolving this potential dispute, the Company and Titan have agreed to pay, and M&F has agreed to accept, the sum of $10,970.24 ("M&F Settlement Amount") in full satisfaction of any and all claims M&F has or may have against the Company, Titan, their respective directors, officers, agents and employees. M&F will deliver at Closing a release substantially in the form of Exhibit 2.4.5 attached hereto in exchange for payment of the M&F Settlement Amount. At Closing, the Company shall pay $5,000 of the M&F Settlement Amount, and the balance shall be paid by Titan.
Additionally, following closing of the transactions contemplated by this Agreement, Titan has agreed to purchase from Loyd T. Fredrickson, Trustee of the Lucille W. Fredrickson 1994 Revocable Trust and the Loyd T. Fredrickson 1994 Revocable Trust, Lucille W. Fredrickson, Trustee of the Lucille W. Fredrickson 1994 Revocable Trust, Jean A. McDonald and Kirk D. Fredrickson (the "Fredricksons"), a total of 250,000 shares of Titan common stock, together with options exercisable to acquire an additional 20,000 shares of Titan common stock, for an aggregate purchase price of $216,900, which sum will be due and payable in cash or certified funds at the closing of this transaction. Following consummation of this transaction, the Fredricksons will have no further ownership interest in either the Company or Titan.

         2.5 Taxes and Other Costs. All stock transfer taxes payable to the State of Colorado related to the transfer of the Titan Shares to the Exchanging Shareholders, if any, shall be payable by the Company, and the Company shall indemnify, defend and hold harmless the Exchanging

Shareholders with respect thereto. The Company shall also be responsible for, and shall pay, when due, any and all income, sales and other taxes, costs and expenses arising from or related to the operations of WWM and/or Eagle Enterprises, Inc., including, but not limited to, all taxes for prior years if adjusted. The Exchanging Shareholders and Titan will be responsible for any expenses incurred solely by the Exchanging Shareholders and Titan. As more fully described in the Tax Sharing Agreement (defined below), Titan shall also be responsible for, and shall pay, when due, any and all income, sales or other taxes, costs and expenses arising from, or related to, Titan's operations, including, but not limited to, all taxes for prior years if adjusted.

         2.6 Tax Sharing Agreement. At closing, Titan and the Company shall execute and enter into a Tax Sharing Agreement, a copy of which is attached hereto as Exhibit 2.6. The Tax Sharing Agreement shall set forth the rights and responsibilities of Titan and the Company with respect to the filing of the Company's tax returns for the fiscal year ended June 30, 2001, shall apportion to Titan a portion of the Company's NOL carryforward, but excluding therefrom any NOL or NOL carryforward relating to the Paul Scale Company, based on the Company's and Titan's net income for fiscal 2001. Titan's obligation to pay to the Company its continuing management fee, in the amount of $12,000.00 per month, was terminated effective June 30, 2000.

         2.7  Shareholder  Approval.  Consummation  of the  Split-Off  and other transactions contemplated by this Agreement is expressly contingent upon obtaining the consent of the Company's shareholders, as required by, and in accordance with the provisions of, Nevada Revised Statutes 78.411 through 78.444, which require, in part, that the Split-Off be approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting shares of the Company not beneficially owned by any Exchanging Shareholder who is an interested stockholder as defined in the above referenced statutes. For purposes of the above referenced statutes, an "interested stockholder" is any Exchanging Shareholder that owns, directly or indirectly, ten percent (10%) or more of the voting power of the outstanding shares of the Company. The Company shall submit the Split-Off to the Company's shareholders for approval at the Company's next Annual Meeting of Shareholders currently scheduled for December, 2000.


SECTION 3:        CLOSING

          3.1 General Procedure. At the Closing each party shall deliver such documents, instruments and materials as may be reasonably required in order to effectuate the intent and provisions of this Agreement, and all such documents, instruments and materials shall be satisfactory in form and substance to counsel for the other Parties.

          3.2 Time and Place. The Closing shall take place in the offices of Jones & Keller, P.C., 1625 Broadway, Suite 1600, Denver, Colorado 80202, as soon as practicable but in any event no later than (i) five (5) business days from the date of the satisfaction or waiver of all conditions precedent set forth in Sections 3.5 and 3.6, and/or (ii) January 31,2001, or such time and place as shall be mutually acceptable to the parties.

         3.3 Effective Date of Closing. The parties stipulate and agree that the effective date of Closing shall be the Closing Date.

         3.4 Covenants Regarding Closing. The Parties hereby covenant and agree that they shall (i) use reasonable efforts to cause each of their respective Exhibits not already attached to this Agreement on the date of execution to be prepared and exchanged with the other party, and its legal counsel, within thirty (30) business days following the execution of this Agreement, except to the extent the express terms of this Agreement provide for a different time period for such delivery to be accomplished, (ii) use reasonable efforts to cause all of their respective representations and warranties set forth in this Agreement, and Exhibits hereto, to be true on and as of the Closing Date, (iii) use reasonable efforts to cause all of their respective obligations that are to be fulfilled on or prior to the Closing Date to be so fulfilled, (iv) use reasonable efforts to cause all conditions to the Closing set forth in this Agreement to be satisfied on or prior to the Closing Date, and (v) use reasonable efforts to deliver to each other at the Closing the certificates, updated lists, notices, consents, authorizations, approvals, agreements, transfer documents, receipts and amendments contemplated hereby (with such additions or exceptions to such items as are necessary to make the statements set forth in such items accurate and acceptable, provided that if any such additions or exceptions cause any of the conditions to the Parties' obligations hereunder as set forth hereinbelow not to be fulfilled, such additions and exceptions shall in no way limit the rights of the Parties hereunder to terminate this Agreement or refuse to consummate the transactions contemplated hereby).

         3.5 Conditions to Obligation of the Company. The obligation of the Company to complete the Split-Off on the Closing Date on the terms set forth in this Agreement is, at the option of the Company, subject to the satisfaction or waiver by the Company of each of the following conditions:

                  3.5.1 Accuracy of Representations and Warranties. The representations and warranties made by the Exchanging Shareholders and Titan in this Agreement and the Exhibits attached hereto shall be correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date.

                  3.5.2 Compliance with Covenants. All covenants which the Exchanging Shareholders and Titan are required to perform or comply with on or before the Closing Date shall have been fully complied with or performed in all material respects.

                  3.5.3    Corporate Approvals.  Deleted

                  3.5.4 Consents and Approvals. To the extent that any material lease, mortgage, deed of trust, line-of-credit, guarantee, contract or agreement to which the Company or Titan is a party shall require the consent of any person to the Split-Off or any other transaction provided for herein, such consent shall have been obtained; provided, however, that Titan and/or the Exchanging Shareholders shall not make, as a condition for the obtaining of any such consent, any agreements or undertakings not approved in writing by the Company to the extent that such condition otherwise has an effect on the Company.

                  3.5.5 Review and Due Diligence. The Company and its legal counsel shall have had the opportunity to complete, and shall have completed on or before December 8, 2000 a satisfactory due diligence investigation of the marketability of the Exchanging Shareholders' title to the Exchanging Shareholders' Shares and the Exchanging Shareholders' Rights. To this end, on or before November 30, 2000, the Exchanging Shareholders shall deliver to the Company copies, front and back, of the certificates and/or other documentation representing all of the Exchanging Shareholders' Shares and all of the Exchanging Shareholders' Rights.

                  3.5.6 No Governmental Actions. No action or proceeding before any Governmental Authority shall have been instituted or threatened to restrain or prohibit the transactions contemplated by this Agreement, and the Parties shall have delivered to each other certificates dated as of the Closing Date and executed by such Parties, stating that to their Best Knowledge, no such actions or proceedings exist. No Governmental Authority shall have taken any other action as a result of which the management of any of the Parties, in its sole discretion, reasonably deems it inadvisable to proceed with the transactions contemplated by this Agreement.

                  3.5.7    Review of Fairness Opinion.  Deleted.

                  3.5.8 Qualification Under Section 355 of the Code. The Company, its legal counsel and/or auditors shall have determined, to their reasonable satisfaction, that the Split-Off, as contemplated by this Agreement, will qualify as a tax-free distribution of stock and securities of a controlled corporation under Section 355 of the Code.

                  3.5.9 No Adverse Information.  The investigations with respect to the Parties, the Exchanging Shareholders' Shares and Exchanging Shareholders' Rights performed by the Company and its professional advisors and other representatives shall not have revealed any information concerning the Exchanging Shareholders' Shares and/or Exchanging Shareholders' Rights that has not been made known to the Company, in writing prior to the date of this Agreement and that, in the opinion of the Company and its advisors, materially and adversely affects the viability of the transaction contemplated by this Agreement.

                  3.5.10 Appointment of Exchanging Shareholders' Authorized Representatives, Release, Exchanging Shareholder Questionnaire and Compliance with Securities Laws. Each of the Exchanging Shareholders shall have executed and delivered to the Company an Exchanging Shareholder Representative Appointment and Power of Attorney, in the form of Exhibit 3.5.10(a) attached hereto, appointing Ronald Jay and David Patton, or either of them, as their authorized representatives ("Authorized Representatives") to act for and bind each of the Exchanging Shareholders in all matters related to the Split-Off and this Agreement. Each of the Exchanging Shareholders shall also have executed and delivered to the Company a Release in the form of Exhibit 3.5.10(b) attached hereto, releasing the Company, its officers, directors, agents and employees, from any and all liabilities such Exchanging Shareholders may have against each, if any, pursuant to the terms and conditions of the Release. Each of the Exchanging Shareholders shall have executed and delivered to the Company an Exchanging Shareholder Questionnaire in the form of Exhibit 3.5.10(c) attached hereto, and the Company and its professional advisors shall have concluded, in their reasonable discretion, that consummation of the Split-Off as contemplated by this Agreement will not result in an actionable violation of federal securities laws or the securities laws of any state.

                  3.5.11 Agreement on Terms of Financing.   Deleted.

                  3.5.12 McDonald & Fredrickson, P.C. Release. McDonald & Fredrickson, P.C., shall have executed and delivered to the Company and Titan its release in the form of Exhibit 2.4.5 hereto.

                  3.5.13 Company Shareholder Approval. The Split-Off and other transactions contemplated by this Agreement shall have been presented to, and approved by, the Company's shareholders in accordance with all applicable federal and state laws, including, without limitation, the laws of the State of Nevada and in particular the provisions of Nevada Revised Statutes 78.411 through 78.444, and the nominees designated by West-OK Investment, LLC shall have been elected to the Company's Board of Directors at the Annual Meeting of Shareholders currently scheduled for December, 2000.

                  3.5.14 Other Documents. The Exchanging Shareholders shall have delivered or caused to be delivered all other documents, agreements, resolutions, certificates or declarations as the Company or its attorneys may have reasonably requested.

         3.6 Conditions to Obligation of the Exchanging Shareholders. The obligation of the Exchanging Shareholders to complete the Split-Off on the Closing Date on the terms set forth in this Agreement is, at the option of the Exchanging Shareholders, subject to the satisfaction or waiver by the Exchanging Shareholders of each of the following conditions:

                  3.6.1 Accuracy of Representations and Warranties. The representations and warranties made by the Company in this Agreement and the Exhibits attached hereto shall be correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date.

                  3.6.2 Compliance with Covenants. All covenants which the Company is required to perform or comply with on or before the Closing Date shall have been fully complied with or performed in all material respects.

                  3.6.3 Corporate Approvals. The Boards of Directors of the Company and Titan shall have approved and ratified this Agreement and shall have authorized the appropriate officers of each to execute same and fully perform its terms. Additionally, Titan's shareholders and/or Board of Directors shall have undertaken and completed all actions legally required to increase the number of shares authorized for issuance by Titan to 5,000,000, and to approve a forward stock split increasing the number of issued and outstanding shares of Titan Common Stock from 7,500 to

3,390,399, all of which must be undertaken and completed in accordance with the laws of the State of Nebraska.

                  3.6.4 Consents and Approvals. To the extent that any material lease, mortgage, deed of trust, line-of-credit, contract or agreement to which the Company or Titan is a party shall require the consent of any person to the Split-Off or any other transaction provided for herein, such consent shall have been obtained; provided, however, that the Company shall not make, as a condition for the obtaining of any such consent, any agreements or undertakings not approved in writing by the Exchanging Shareholders, through their Authorized Representatives, to the extent that such condition otherwise has an effect on Titan or the Exchanging Shareholders.

                  3.6.5 Review and Due Diligence. The Exchanging Shareholders and their legal counsel shall have had the opportunity to complete, and shall have completed on or before December 8, 2000, a satisfactory due diligence investigation of the marketability of the Company's title to the Titan Shares.

                  3.6.6 No Governmental Actions. No action or proceeding before any Governmental Authority shall have been instituted or threatened to restrain or prohibit the transactions contemplated by this Agreement, and the Parties shall have delivered to each other certificates dated as of the Closing Date and executed by such Parties, stating that to their Best Knowledge, no such actions or proceedings exist. No Governmental Authority shall have taken any other action as a result of which the management of any of the Parties, in its sole discretion, reasonably deems it inadvisable to proceed with the transactions contemplated by this Agreement.

                  3.6.7 No Adverse Information. The investigations with respect to the Titan Shares performed by the Exchanging Shareholders, Titan and their respective professional advisors and other representatives shall not have revealed any information concerning the Titan Shares that has not been made known to the discovering Party, in writing prior to the date of this Agreement and that, in the opinion of such Party and its advisors, materially and adversely affects the viability of the transaction contemplated by this Agreement.

                  3.6.8 Other Documents. The Company and Titan shall have delivered or caused to be delivered all other documents, agreements, resolutions, certificates or declarations as the Exchanging Shareholders or their attorneys may have reasonably requested.

                  3.6.9 Qualification Under Section 355 of the Code - No State of Local Taxes Imposed. Titan and the Exchanging Shareholders, their legal counsel and/or auditors shall have determined, to their reasonable satisfaction, that the Split-Off as contemplated by this Agreement, will qualify as a tax-free distribution of stock and securities of a controlled corporation under Section 355 of the Code, and that no state or local taxes will be imposed upon Titan or the Exchanging Shareholders in conjunction with consummation of the Split-Off.

                  3.6.10 Company Shareholder  Approval.  The Split-Off and other transactions contemplated by this Agreement shall have been presented to, and approved by, the Company's shareholders in accordance with all applicable federal and state laws, including, without limitation, the laws of the State of Nevada and in particular the provisions of Nevada Revised Statutes 78.411 through 78.444.


                  3.6.11 Significant Shareholder Consent and Release. Millard T. Webster and Murle F. Webster, as significant shareholders of the Company, shall have each executed and delivered to Titan and the Exchanging Shareholders a Consent and Release in the form of Exhibit 3.6.11 attached hereto pursuant to which each shall have acknowledged that he has had an opportunity to review this Agreement with counsel, that he approves the transactions contemplated hereby, and whereby each waives and/or releases Titan, its officers, directors, agents and employees, and the Exchanging Shareholders from any and all claims he may have against each, if any, pursuant to the terms and conditions of the Consent and Release.

         3.7 Specific Items to be Delivered at the Closing. The Parties shall deliver the following items to the appropriate Party at the Closing of the transactions contemplated by this Agreement.

                  3.7.1 To be delivered by the Company:

                    3.7.1.1  Copy  of  corporate  resolutions   authorizing  the
execution of this Agreement, and the consummation by the Company of the transactions contemplated by this Agreement.

                    3.7.1.2 A certificate of the President of the Company stating that the representations and warranties of the Company set forth in this Agreement are true and correct. Said certificate shall further verify and affirm that all consents, waivers and/or approvals, including shareholder approval, if any, which may be necessary to execute and deliver this Agreement have been obtained and are in full force and effect.

                    3.7.1.3 A certificate dated the Closing Date, signed by the Chief Executive Officer of the Company in form and substance satisfactory to the other Parties and their legal counsel, certifying that all conditions precedent set forth in this Agreement to the obligations of the Company to close, have been fulfilled, and that no event of default hereunder and no event which, with the giving of notice or passage of time, or both, would be an event of default, has occurred as of such date.

                    3.7.1.4 Certificates dated the Closing Date, signed by the Secretary of the Company, (i) certifying resolutions duly adopted by the Board of Directors of the Company, authorizing the execution of this Agreement and all of the other transactions to be consummated pursuant thereto; (ii) certifying the names and incumbency of the officers of the Company who are empowered to execute the foregoing documents for and on behalf of the Company; (iii) certifying the authenticity of copies of the Articles of Incorporation and Bylaws of the Company; and (iv) certifying the authenticity of a reasonably current Certificate of Good Standing in Nevada.

                    3.7.1.5 All accounting books and records, the stock record book, the minute book and all other corporate documents of Titan and such other business records as Titan and the Exchanging Shareholders may reasonably request; provided, however, the Company shall thereafter be entitled to reasonable access to such records and documents as are applicable to periods prior to the Closing Date, and as may be specified in, and/or required under, the Tax Sharing Agreement.

                    3.7.1.6 Certificate or certificates representing 100% of the issued and outstanding Shares of Common Stock of Titan, which stock certificates shall be endorsed in favor of, and distributed to, the Exchanging Shareholders on a pro rata basis, based upon their percentage ownership of the Company. To this end, attached hereto as Exhibit 3.7.1.6 is a list of the Exchanging Shareholders setting forth the number of Titan Shares to be received by each at Closing.

                    3.7.1.7 Evidence acceptable to the Exchanging Shareholders that the sum of $850,000 has been contributed to the capital of Titan;

                    3.7.1.8 The Promissory Note attached hereto as Exhibit 2.3, fully executed by the President of the Company, together with a validly issued letter-of-credit in accordance with the provisions of, and as contemplated by,
Section 2.3 above;

                    3.7.1.9 The fully executed releases  contemplated by Section
2.4.2 above;

                    3.7.1.10   The  fully   executed   Tax   Sharing   Agreement
contemplated by Section 2.6 above;

                    3.7.1.11 Corporate documentation amending Titan's Articles of Incorporation to increase the number of authorized shares to 5,000,000, and approving a forward stock split of Titan's issued and outstanding shares of Common Stock from 7,500 to 3,390,399;

                    3.7.1.12 The Company's check in the amount of $5,000.00 made payable to McDonald & Fredrickson, P.C. pursuant to the provisions of Section 2.4.5; and

                    3.7.1.13 A fully executed Consent and Release from each of the Websters as contemplated by Section 3.6.11 above.

                    3.7.1.14 The Company Lock-Up Agreement duly executed by the Company substantially in the form of Exhibit 6.4.

                    3.7.1.15 A certificate of the President of the Company in the form of Exhibit 3.7.1.15 attached hereto.

                  3.7.2 To be delivered by the Exchanging Shareholders:

                    3.7.2.1 Certificate or certificates representing 100% of the Exchanging Shareholders' Shares, which stock certificates shall be endorsed in favor of the Company;

                    3.7.2.2 Certificate or certificates representing 100% of the Exchanging Shareholders' Rights, which certificates shall be endorsed in favor of the Company and cancelled at Closing.

                    3.7.2.3 Transmittal Letter of each Exchanging Shareholder in which each states, among other things, that he owns the Exchanging Shareholders' Shares and Exchanging Shareholders' Rights free and clear of all liens, encumbrances, security interests and limitations on transfer whatsoever, a copy of which is attached hereto as Exhibit 3.7.2.3;

                    3.7.2.4 Certificate of the Authorized Representatives confirming the accuracy, to the Best Knowledge of the Exchanging Shareholders, as of the Closing Date, of the representations and warranties of Exchanging Shareholders set forth in this Agreement;

                    3.7.2.5 Lock-Up Agreements signed by each of the Exchanging Shareholders substantially in the form of Exhibit 6.1;

                    3.7.2.6 A fully executed Exchanging Shareholder Representative Appointment and Power of Attorney, in the form of Exhibit 3.5.10(a) attached hereto, and a fully executed Release, in the form of Exhibit 3.5.10(b) attached hereto, and a fully executed Exchanging Shareholder Questionnaire, in the form of Exhibit

3.5.10(c) attached hereto, for each of the Exchanging Shareholders; and

                  3.7.3 To be delivered by Titan:

                    3.7.3.1 Copy of corporate resolution authorizing the execution of this Agreement and the Titan Lock-Up Agreement, and the consummation by Titan of the transactions contemplated by this Agreement, including an amendment to Titan's Articles of Incorporation increasing the number of authorized shares to 5,000,000, and approving a forward split of Titan's issued and outstanding shares of Common Stock from 7,500 to 3,390,399;

                    3.7.3.2 A certificate of the President of Titan stating that the representations and warranties of Titan set forth in this Agreement are true and correct. Said certificate shall further verify and affirm that all consents or waivers, if any, which may be necessary to execute and deliver this Agreement have been obtained and are in full force and effect;

                    3.7.3.3 Certificates dated the Closing Date, signed by the Secretary of Titan, (i) certifying resolutions duly adopted by the Board of Directors of Titan, authorizing the execution of the Titan Lock-Up Agreement, this Agreement and all of the other transactions to be consummated pursuant thereto, including an amendment of Titan's Articles of Incorporation increasing the number of authorized shares to 5,000,000, and approving a forward split of Titan's issued and outstanding shares of Common Stock from 7,500 to 3,390,399;
(ii) certifying the names and incumbency of the officers of Titan who are empowered to execute the foregoing documents for and on behalf of Titan; (iii) certifying the authenticity of copies of the Articles of Incorporation and Bylaws of Titan; and (iv) certifying the authenticity of a reasonably current Certificate of Good Standing in Nebraska;

                    3.7.3.4 The fully executed releases contemplated by Section 2.4.1(b) above;

                    3.7.3.5   The   fully   executed   Tax   Sharing   Agreement
contemplated by Section 2.6 above;

                    3.7.3.6 Titan Lock-Up Agreement signed by an authorized officer of Titan substantially in the form of Exhibit 6.3;

                    3.7.3.7 Titan Options contemplated by Exhibit 2.1 hereto;

                    3.7.3.8 Titan's check in the amount of $5,970.24 made payable to McDonald & Fredrickson, P.C. pursuant to the provisions of Section 2.4.5; and

                    3.7.3.9 Titan's check in the amount of $2,000.00 made payable to Jones & Keller, P.C. pursuant to the provisions of Section 10 below.


SECTION 4:        REPRESENTATIONS AND WARRANTIES BY THE COMPANY

         As a material inducement to the Exchanging Shareholders to enter into this Agreement and with the understanding and expectation that the Exchanging Shareholders will be relying thereon in consummating the Split-Off contemplated hereunder, the Company hereby represents and warrants as follows:

         4.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own its assets and properties and to carry on its business as it is now being conducted.

         4.2 Corporate Authority. Except as set forth on Exhibit 4.2 hereto, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby nor compliance by the Company with any of the provisions hereof will:

           4.2.1 conflict with or result in a breach of any provision of its Articles of Incorporation or By-Laws;

           4.2.2 result in a default (or give rise to any right of termination, cancellation, or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, line-of-credit, license, agreement or other instrument or obligation to which the Company is a party, or by which any of its properties or assets may be bound except for such default (or right of termination, cancellation, or acceleration) as to which requisite waivers or consents shall either have been obtained by the Company prior to the Closing Date or the obtaining of which shall have been waived by the other Parties hereto; or

           4.2.3 violate any order, writ, injunction, decree or, to the Company's Best Knowledge, any statute, rule or regulation applicable to the Company or any of its properties or assets. No consent or approval by any Governmental Authority is required in connection with the execution and delivery by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby.

         4.3        Taxes. Except as set forth in Exhibit 4.3:

           4.3.1 The Company has filed (or has obtained extensions for filing) all income, excise, sales, corporate franchise, property, payroll and other tax returns or reports required to be filed by it, as of the date hereof by the United States of America, any state or other political subdivision thereof or any foreign country and has paid all Taxes or assessments relating to the time periods covered by such returns or reports;

           4.3.2 The Company has paid all tax liabilities imposed or assessed by any Governmental Authority for all periods prior to the Closing Date for which such taxes have become due and payable and has received no notice from any such Governmental Authority of any deficiency or delinquency with respect to such obligation. The Company is not currently undergoing any audit conducted by any taxing authority and has received no notice of audit covering any prior period for which taxes have been paid or are or will be due and payable prior to the Closing Date. There are no present disputes as to taxes of any nature payable by the Company.

         4.4 No  Actions,  Proceedings,  etc.  Except as listed on the  attached
Exhibit 4.4, there is no action or proceeding (whether or not purportedly on behalf of the Company) pending or threatened by or against the Company which might result in any material adverse change in the condition, financial or otherwise, of the Company's business or assets. No order, writ or injunction or decree has been issued by, or requested of any court or governmental agency which does nor may result in any material adverse change in the Company's assets or properties or in the financial condition or the business of the Company. Except for liabilities referred to in attached Exhibit 4.4, the Company is not liable for damages to any employee or former employee as a result of any violation of any state, federal or foreign laws directly or indirectly relating to such employee or former employee.

         4.5 No Breaches. The Company is not in violation of, and the consummation of the transactions contemplated hereby do not and will not result in any material breach of, any of the terms or conditions of any mortgage, bond, indenture, line-of-credit, agreement, contract, license or other instrument or obligation to which the Company is a party or by which its assets are bound; nor will the consummation of the transactions contemplated hereby cause the Company to violate any statute, regulation, judgment, writ, injunction or decree of any court, threatened or entered in a proceeding or action in which the Company is, was or may be bound or to which any of the Company's assets are subject.

         4.6 Corporate Acts and Proceedings. This Agreement has been duly authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by authorized officers of the Company, and is a valid and binding Agreement on the part of the Company that is enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies.

         4.7 No Liens or Encumbrances. The Company has good and marketable title to the Titan Shares, free of any material mortgages, security interests, pledges, easements or encumbrances of any kind whatsoever except as set forth on the attached Exhibit 4.7.

         4.8      Insurance.  Deleted.

         4.9 Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date. Such representations and warranties shall survive the Closing Date and shall remain operative in full force and effect for the period of time set forth in Section 11.7 hereof regardless of any investigation at any time made by or on behalf of the Exchanging Shareholders and shall not be deemed merged in any document or instrument so executed or delivered by the Exchanging Shareholders.

         4.10 Corporate Status and Capitalization of Titan. On the Closing Date, Titan will be a corporation duly organized and existing and in good standing under the laws of the State of Nebraska and will have all necessary corporate power and authority to own and conduct the business now being conducted by Titan. On the Closing Date, the authorized capital of Titan shall consist of 5,000,000 Shares of common stock, $1.00 par value, of which 3,390,399 Shares shall be issued and outstanding. All of the issued and outstanding Shares shall have been duly authorized, validly issued, fully paid, and nonassessable and shall be owned beneficially and of record by the Company, free and clear of any liens, claims, charges, options or encumbrances.

         4.11 Guarantee  Obligations.  The Company  warrants and represents that
Exhibit 2.4.2 constitutes a complete list of all obligations of the Company that have been guaranteed by Titan, and Titan has been, or on the Closing Date will be, released from all liabilities and/or obligations under or related to such guarantees.


SECTION  5:   REPRESENTATIONS   AND  WARRANTIES  OF  TITAN  AND  THE  EXCHANGING
              SHAREHOLDERS

         Titan and/or each Exchanging Shareholder, as indicated, shall severally represent and warrant to the Company that as of the date of Closing, the following are true and accurate with respect to Titan or such Exchanging
Shareholder:

         5.1 Share Ownership. Subject to the provisions of Section 5.3 below and any restrictive legend that has been placed on the certificates representing the Shares, each Exchanging Shareholder warrants and represents that he/she/it owns the number of Exchanging Shareholders' Shares set forth on Exhibit A attached hereto, which Shares represent all of the Shares of the Company's Common Stock owned by the Exchanging Shareholders, are fully paid, nonassessable and are transferred and assigned to the Company free and clear of any claims, liens, and encumbrances or other restrictions which would in any way impair the Company's right to effectively sell or transfer such Shares.

         5.2 Rights. Each Exchanging Shareholder warrants and represents that he/she/it does not own or hold any rights, options, warrants, subscriptions, calls, convertible securities, or agreements of any character or nature under which the Company is or may become obligated to issue any shares of its capital stock of any kind other than those described as Exchanging Shareholders' Rights on Exhibit A attached hereto.

         5.3 No Restriction on Transfer. Each Exchanging Shareholder warrants and represents that there are no restrictions on the transferability of such Exchanging Shareholder's Shares or Exchanging Shareholder's Rights being transferred to the Company imposed by or pursuant to any agreements to which such Exchanging Shareholder is a party, except for restrictions imposed by or on account of federal and state securities laws.

         5.4. Guarantee Obligations. Titan warrants and represents that Exhibit 2.4.1(b) constitutes a complete list of all obligations of Titan that have been guaranteed by the Company, and the Company has been, or on the Closing Date will be, released from all liabilities and/or obligations under or related to such guarantees.

         5.5 Acquisition of Company Stock and No Present Intention or Arrangement to Sell. Except as reported on Exhibit 5.5 attached hereto, each Exchanging Shareholder represents and warrants that he has not acquired any shares of Company Common Stock during the past five (5) years and that he has no present intention or arrangement to sell, exchange or transfer his respective shares of stock he will receive in Titan.

         5.6 Fair Consideration. Each of the Exchanging Shareholders warrants, represents and agrees that the distribution to them of shares of Titan Common Stock in accordance with the provisions of this Agreement, in exchange for their Exchanging Shareholders' Shares and Exchanging Shareholders' Rights, is fair and adequate consideration for all their interests and claims in, to and against the Company.


SECTION 6: COVENANTS OF THE EXCHANGING SHAREHOLDERS, TITAN AND THE COMPANY

         6.1 Exchanging Shareholders' Lock-Up Agreements. The Exchanging Shareholders (other than the Fredricksons) agree that, except as provided in
Section 6.2 below, they will not sell or exchange, or enter into any agreement to sell or exchange, any of the Titan Shares received by them under this Agreement or upon the exercise of Titan Options (defined on Exhibit 2.1) for a period of two (2) years after the Closing Date, without the Company's express written consent, which consent will not be unreasonably withheld. Consent will be deemed to be unreasonably withheld if withheld for any purpose other than to prevent the adverse effect such proposed sale or exchange may have on the Company under the provisions of Section 355 of the Code. To this end, each of the Exchanging Shareholders (other than the Fredricksons) hereby agrees to execute and deliver to the Company at Closing a Lock-Up Agreement substantially in the form of Exhibit 6.1 hereto.

         6.2 Transfers of Titan Shares to a Family Member. Nothing in the foregoing Section 6.1 shall be construed to preclude a transfer of Titan Shares to a Family Member (as defined in the Exchanging Shareholder Lock-Up Agreement) that does not constitute a sale or exchange.

         6.3 No Issuance of Stock by Titan. Titan hereby agrees that it will not sell, grant, gift or otherwise issue, or enter into any agreements to sell, grant, gift or otherwise issue, any shares of its capital stock, or any Rights convertible into shares of its capital stock (save and except for the Titan Options listed on Exhibit 2.1), for a period of two (2) years after Closing, without the Company's express written consent, which consent will not be unreasonably withheld. Titan further agrees that it will not engage in any transaction, or enter into any agreement to enter into any transaction, which would result in gain recognition by the Company under Section 355(e) of the Code or violate the requirements of Section 355(b) of the Code. Consent will be deemed to be unreasonably withheld if withheld for any purpose other than to prevent the adverse effect such proposed issuance may have on the Company under the provisions of Section 355 of the Code. To this end, Titan hereby agrees to have executed and deliver to the Company at Closing the Titan Lock-Up Agreement substantially in the form of Exhibit 6.3 hereto.

         6.4 Company Lock-Up Agreement. The Company hereby agrees that it will not engage in any transaction, or enter into any agreement to engage in any transaction, which would result in gain recognition by either Titan or the Exchanging Shareholders under the provisions of Section 355 of the Code. The Company further agrees that prior to and in connection with the Split-Off, and for a period of two (2) years after the Closing Date, the Company will not redeem or otherwise acquire any Company common stock and will not have made any distributions with respect to its stock described in Treasury Regulation Section 1.368-1(e)(1)(ii) without Titan's express written consent, which consent will not be unreasonably withheld. Consent will be deemed to be unreasonably withheld if withheld for any purpose other than to prevent the incurrence of income taxation by the Exchanging Shareholders or Titan by reason of the non-applicability of Section 355(a)(1) of the Code. To this end, the Company hereby agrees to have executed and deliver to Titan and the Exchanging Shareholders at Closing the Company Lock-Up Agreement substantially in the form of Exhibit 6.4 hereto

         6.5 Board of Directors. For any period during which any portion of the $1,000,000 promissory note payable by the Company to West-OK Investment, LLC ("West-OK") remains unpaid but West-OK has not acquired any stock in the Company pursuant to Section 8 of that certain Stock Pledge Agreement entered into between West-OK and the Company, the Company shall maintain a Board of Directors consisting of five directors, and upon the death, resignation, removal, or expiration of the term of any member of the Board of Directors who had not been designated as a director by West-OK pursuant to Section 7.8 of the Loan Agreement between West-OK and the Company, the Company shall use its best efforts to cause the shareholders of the Company to elect promptly a successor director who is not related to West-OK or any of its members, managers or employees.

SECTION 7:        TERMINATION

         7.1 Grounds For Termination. This Agreement may be terminated and abandoned solely as follows:

           7.1.1 At any time until the Closing Date by the unanimous mutual agreement of the Authorized Representatives and the Boards of Directors of the Company and Titan.

           7.1.2 By any Party hereto, if for any reason the Parties have failed to close the transactions contemplated by this Agreement on or before January 31, 2001, provided that the Party requesting termination is not then in default thereunder.

                  In the event of any termination pursuant to Section 7.1.2 written notice setting forth the reasons therefor shall forthwith be given by the terminating Party to all of the other Parties hereto.

         7.2 Effect of Termination. If the Split-Off is terminated and abandoned as provided for in this Section, this Agreement shall forthwith become wholly void and of no effect without liability to any Party to this Agreement except for breach of this Agreement.


SECTION 8:        INDEMNIFICATION AND REMEDIES FOR BREACH

         8.1 Indemnification by the Company. The Company shall defend, indemnify and hold the other Parties hereto harmless against and in respect of any damage, loss, liability, cost or expense, including expert witness fees and reasonable attorneys' fees, whether or not recoverable under applicable state law, resulting or arising from or incurred in connection with:

           8.1.1. any misrepresentation, breach of warranty, or nonfulfillment or nonperformance of any agreement on the part of the Company under this Agreement, or any misrepresentation or omission from any exhibit, schedule, list, certificate or other instrument furnished or to be furnished by it under this Agreement, or any noncompliance on the part of the Company with applicable law.

           8.1.2 any and all claims against or liabilities of the Company of any nature whatsoever, whether accrued, absolute, contingent or otherwise and whether known or unknown, except to the extent that any such liability arises from the Exchanging Shareholders' or Titan's failure to perform or discharge, when due, their existing or future obligations, or which arise out of, or are related to, the Split-Off; and

           8.1.3    any  actions,  suits,  proceedings,   damages,  assessments,
judgments, costs or expenses incident to any of the foregoing.

         8.2 Indemnification by the Exchanging Shareholders and Titan. The Exchanging Shareholders and Titan shall severally defend, indemnify and hold the Company harmless against and in respect of any damage, loss, liability, cost or expense, including expert witness fees and reasonable attorneys' fees, whether or not recoverable under applicable state law, resulting or arising from or incurred in connection with:

           8.2.1. any misrepresentation, breach of warranty, or nonfulfillment or nonperformance of any agreement on the part of any Exchanging Shareholder and/or Titan under this Agreement, including, but not limited to, the breach of any Lock-Up Agreement, or any misrepresentation or omission from any exhibit, schedule, list, certificate or other instrument furnished or to be furnished by them under this Agreement; provided, however, that each Exchanging Shareholder and Titan shall only be responsible for his/her/its own misrepresentation, breach of warranty, or non-fulfillment or non-performance of any agreement hereunder.

           8.2.2 any and all claims against or liabilities of Titan of any nature whatsoever, whether accrued, absolute, contingent or otherwise and whether known or unknown, except to the extent that any such liability arises from the Company's failure to perform or discharge, when due, the Company's existing or future obligations, or which arise out of, or are related to, the Split-Off, or which arise out of actions undertaken or initiated on behalf of Titan solely by the Company without the knowledge of Titan or its officers or directors; provided, however, that no Exchanging Shareholder shall have any liability pursuant to this Section 8.2.2.

           8.2.3    any  actions,  suits,  proceedings,   damages,  assessments,
judgments, costs or expenses incident to any of the foregoing.

         8.3 Notice. Promptly after the receipt by any Party hereto of notice of any claim asserted by a third party that may give rise to the liability of any Party for which the right to indemnification may be claimed under this Section, such Party shall give to each other Party written notice of such claim as soon as practicable.

         8.4        Determination of Damages and Related Matters.

           8.4.1 Upon the occurrence of any event which would give rise to a claim by a Party (the "Claimant Party") against, or to a right of defense and indemnity against a Party (the "Indemnifying Party") pursuant to this Section 8, or in the event that any suit, action, investigation, claim or proceeding is begun, made or instituted as a result of which a Party (the "Indemnifying Party") may become obligated to another Party hereunder, the Claimant Party shall give notice to the Indemnifying Party of the occurrence of such event within thirty (30) days of such occurrence, and shall identify the Claimant Party's choice of counsel to represent such investigation, claim or proceedings, provided that the failure of the Claimant Party to give notice shall not affect the indemnification obligations of the Indemnifying Party hereunder. The Claimant Party shall have the non-exclusive right to so defend, contest or protect against such matter utilizing the counsel of the Claimant Party's choice (who shall be reasonably acceptable to a representative of the Indemnifying

Party). The Indemnifying Party shall have the right, but not the obligation, to participate, at its own expense, in the defense thereof by counsel of their choice. In addition, the Indemnifying Party shall have the right to elect to assume the defense of any such matter in the name of the Claimant Party with counsel who shall be reasonably satisfactory to the Claimant Party. If the Indemnifying Party shall elect to assume the defense in the name of the Claimant Party, it shall provide written notice of such election to the Claimant Party and from and after the giving of such notice to the Claimant Party, the Indemnifying Party shall not be liable to the Claimant Party for any legal or other expenses subsequently incurred by the Claimant Party in connection with the defense, other than reasonable costs of investigation. The Indemnifying Party shall not be liable to the Claimant Party on account of any settlement of any claim, action or proceeding effected without the Indemnifying Party's consent, provided that any such consent shall not be unreasonably withheld or delayed.

                  8.4.2 Provided that the Indemnifying Party has not elected to assume the defense of the matter in accordance with the provisions of Section 8.4.1, as the Claimant Party incurs expenses for which indemnification hereunder is provided and prior to the time any final judgment or award shall have been rendered by a court, arbitration board or administrative agency of competent jurisdiction, and after the expiration of the time in which to appeal therefrom, or a settlement shall have been consummated, the Claimant Party shall forward to the Indemnifying Party notice of any sums due and owing by them pursuant to this Agreement with respect to such matter and the Indemnifying Party shall be required to pay all of the sums so due and owing to the Claimant Party by certified or bank cashier's check within ten (10) days of such notice.

                  8.4.3 Each of the Parties shall fully cooperate with the others in connection with any proceeding for which a claim of indemnification may be made hereunder.

         8.5 Remedies for Breach. In the event of any breach of any of the provisions of this Agreement, including but not limited to any breach of any Lock-Up Agreement or any other agreement contemplated by this Agreement, or any covenant, warranty or representation made by any Party hereto, the breaching or defaulting Party shall be liable pursuant to the provisions of 8.1, 8.2, 8.3, and 8.4 above.


SECTION 9:        NONDISCLOSURE OF CONFIDENTIAL INFORMATION

         Each of the Parties recognizes and acknowledges that it has and will have access to certain nonpublic information of the others which shall be deemed the confidential information of the other Parties (including, but not limited to, business plans, costs, trade secrets, licenses, research projects, profits, markets, sales, customer lists, strategies, plans for future development, financial information and any other information of a similar nature) that after the consummation of the transactions contemplated hereby will be valuable, special and unique property of the respective company. Information shall not be deemed Confidential Information and afforded the protections of this Section 9 if, on the Closing Date, such information has been (i) developed by the receiving Party independently of the disclosing Party, (ii) rightfully obtained without restriction by the receiving Party from a third party, provided that the third party had full legal authority to possess and disclose such information, (iii) publicly available other than through the fault or negligence of the receiving Party, (iv) released without restriction by the disclosing  Party to anyone,  including  the United  States  government,  or (v)
properly and lawfully known to the receiving Party at the time of its disclosure, as evidenced by written documentation conclusively established to have been in the possession of the receiving Party on the date of such disclosure. Each of the Parties agrees that it will not disclose, and that they will use their best efforts to prevent disclosure by any other Person of, any such confidential information to any Person for any purpose or reason whatsoever, except to authorized representatives of the respective company. Notwithstanding, a Party may use and disclose any such confidential information to the extent that a Party may become compelled by Legal Requirements to disclose any such information; provided, however, that such Party shall use all reasonable efforts and shall have afforded the other Parties the opportunity to obtain an appropriate protective order or other satisfactory assurance of confidential treatment for any such information compelled to be disclosed. In the event of termination of this Agreement, each Party shall use all reasonable efforts to cause to be delivered to the other Parties, and to retain no copies of, any documents, work papers and other materials obtained by such Party or on such Party's behalf during the conduct of the matters provided for in this Agreement, whether so obtained before or after the execution hereof. Each of the Parties recognizes and agrees that violation of any of the agreements contained in this Section 9 will cause irreparable damage or injury to the respective company, the exact amount of which may be impossible to ascertain, and that, for such reason, among others, each company shall be entitled to an injunction, without the necessity of posting bond therefor, restraining any further violation of such agreements. Such rights to any injunction shall be in addition to, and not in limitation of, any other rights and remedies each company may have against the other Parties.


SECTION 10:       EXPENSES

         Each of the Parties will pay all costs and expenses of its or his performance and compliance with this Agreement; provided, however, the Company's legal fees incurred in conjunction with the preparation of this Agreement and the consummation of the Split-Off, together with the cost of the Fairness Opinion, shall be split equally by Titan and the Company up to a maximum amount of $50,000.00 ($25,000.00 payable by Titan and $25,000.00 payable by the Company), with the Company being solely responsible for all costs associated with the Fairness Opinion and any such legal fees in excess of $50,000.00. In addition, Titan shall pay, at Closing, legal fees incurred by the Company in the amount of $2,000.00 incurred in connection with the settlement of McDonald & Fredrickson's purported claims and the drafting of Exhibit 2.4.5. Notwithstanding the foregoing, if the Agreement is not consummated by reason of a default of one of the Parties, then the expenses of each of the Parties in connection with the transaction contemplated herein shall be paid by such defaulting Party.


SECTION 11:       MISCELLANEOUS

         11.1 Survival and Incorporation of Representations. All statements contained in any certificate or other document delivered by any Party hereunder
at  or  in   connection   with  the  Closing
shall be deemed to constitute representations and warranties made by that Party to this Agreement. The representations, warranties, covenants and agreements made herein or any certificates or documents executed in connection herewith, shall survive the execution and delivery thereof and shall remain operative in full force and effect for the period of time set forth in Section 11.7 hereof regardless of any investigation at the time made by or on behalf of such Party and shall not be deemed merged in any document or instrument so executed or delivered by the Party.

         11.2 Incorporation by Reference. All Exhibits to this Agreement and all documents delivered pursuant to or referred to in this Agreement are herein incorporated by reference and made a part hereof.

         11.3 Parties in Interest. Nothing in this Agreement, whether express or implied, is intended to, or shall, confer any rights or remedies under, or by reason of, this Agreement, on any person other than the Parties hereto and their respective and proper successors and assigns. Nor shall anything in this Agreement act to relieve or discharge the obligation or liability of any third persons to any Party to this Agreement.

         11.4 Amendments and Waivers. This Agreement may not be amended, nor may compliance with any term, covenant, agreement, condition or provision set forth herein be waived (either generally or in a particular instance and either retroactively or prospectively) unless such amendment or waiver is agreed to in writing by all Parties hereto.

         11.5 Waiver. No waiver of any breach of any one of the agreements, terms, conditions, or covenants of this Agreement by the Parties shall be deemed to imply or constitute a waiver of any other agreement, term, condition, or covenant of this Agreement. The failure of any Party to insist on strict performance of any agreement, term, condition, or covenant, herein set forth, shall not constitute or be construed as a waiver of the rights of either or the other thereafter to enforce any other default of such agreement, term, condition, or covenant; neither shall such failure to insist upon strict performance be deemed sufficient grounds to enable any Party hereto to forego or subvert or otherwise disregard any other agreement, term, condition, or covenant of this Agreement.

         11.6 Construction. It is acknowledged that each party hereto is being represented by, or has waived the right to be represented by, independent counsel. Accordingly, the Parties expressly agree that no provision of this Agreement shall be construed against any Party on the ground that the Party or its counsel drafted the provision. Nor may any provision of this Agreement be construed against any Party on the grounds that Party caused the provision to be present.

         11.7 Limitation of Actions. No action may be brought by any Party to this Agreement to enforce any covenant made by any Party hereto or to seek damages or equitable relief arising from any claimed breach or nonperformance of a covenant, representation, warranty or other performance provided for herein unless such action is commenced within two (2) years of the date the affected Party knew, or with the exercise of reasonable diligence, should have known, of the existence of the claim. The Parties hereto agree to be bound by the aforesaid limitation of actions notwithstanding the provisions of any applicable statutory limitation of actions to the contrary.

         11.8 Notices. Any notice, communication, offer, acceptance, request, consent, reply, or advice (herein severally and collectively, for convenience, called "Notice"), in this Agreement provided or permitted to be given, served, made, or accepted by any Party or person to any other Party or Parties, person or persons, hereunder must be in writing, addressed to the Party to be notified at the address set forth below, or such other address as to which one Party notifies the other in writing pursuant to the terms of this Section, and must be served by (1) telefax or other similar electronic method, or (2) depositing the same in the United States mail, certified, return receipt requested and postage paid to the Party or Parties, person or persons to be notified or entitled to receive same, or (3) delivering the same in person to such Party.

                  Notice shall be deemed to have been given immediately when sent by telefax or other electronic method and seventy-two hours after being deposited in the United States mail, or when personally delivered in the manner hereinabove described. Notice provided in any manner not specified above shall be effective only if and when received by the Party or Parties, person or persons to be, or provided to be notified.

                  All  notices,   requests,  demands  and  other  communications
required or permitted under this Agreement shall be addressed as set forth below:

         If the Company, to:            WW Capital Corporation
                                        Attn: Steve Zamzow, President
                                        3500 JFK Parkway, Suite 202
                                        Ft. Collins, Colorado 80025


         If Exchange Shareholders to:   Ronald Jay
                                        309 E. 3 Street
                                        Paxton, Nebraska 69155


         If Titan to:                   Titan Industries, Inc.
                                        Attn: Ronald Jay, President
                                        East Highway 30
                                        Paxton, Nebraska 69155

         Any Party receiving a facsimile transmission shall be entitled to rely upon a facsimile transmission to the same extent as if it were an original. Any Party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section for the giving of notice.

         11.9 Fax/Counterparts. This Agreement may be executed by telex, telecopy or other facsimile transmission, and such facsimile transmission shall be valid and binding to the same extent as if it were an original. Further, this Agreement may be signed in one or more counterparts, all of which when taken together shall constitute the same documents. For all evidentiary purposes, any one complete counter set of this Agreement shall be considered an original.

         11.10 Captions. The caption and heading of various sections and paragraphs of this Agreement are for convenience only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

         11.11 Severability. Wherever there is any conflict between any provision of this Agreement and any statute, law, regulation or judicial precedent, the latter shall prevail, but in such event the provisions of this Agreement thus affected shall be curtailed and limited only to the extent necessary to bring it within the requirement of the law. In the event that any part, section, paragraph or clause of this Agreement shall be held by a court of proper jurisdiction to be invalid or unenforceable, the entire Agreement shall not fail on account thereof, but the balance of the Agreement shall continue in full force and effect unless such construction would clearly be contrary to the intention of the Parties or would result in unconscionable injustice.

         11.12 Good Faith Cooperation and Additional Documents. The Parties shall use their best good faith efforts to fulfill all of the conditions set forth in this Agreement over which it has control or influence. Each Party covenants and agrees to cooperate in good faith and to enter into and deliver such other documents and papers as the other Party reasonably shall require in order to consummate the transactions contemplated hereby, provided in each instance, any such document is in form and substance approved by the Parties and their respective legal counsel.

         11.13 Assignment. No Party may directly or indirectly assign or delegate, by operation of law or otherwise, all or any portion of its/their/his/her rights, obligations or liabilities under this Agreement without the prior written consent of all Parties other than the Exchanging Shareholders, which consent may be withheld in their respective sole and absolute discretion.

         11.14 Entire Agreement. For purposes of this Agreement, the term "Agreement" shall include this Agreement and the Exhibits and other documents attached hereto or described in this Section 11. This Agreement, and other documents delivered pursuant to this Agreement, contain all of the terms and conditions agreed upon by the Parties relating to the subject matter of this Agreement and supersede all prior and contemporaneous agreements, letters of intent, representations, warranties, disclosures, negotiations, correspondence, undertakings and communications of the Parties, oral or written, respecting that subject matter.

         11.15 Authority to Sign. Each of the persons signing below on behalf of any Party hereby represents and warrants that s/he or it is signing with full and complete authority to bind the Party on whose behalf s/he or it is signing, to each and every term of this Agreement.

         11.16 Execution of Documents. The Parties hereto agree to execute and deliver any and all other documents necessary and convenient to effectuate the Exchange herein provided for, and each Party as an inducing condition, represents that it has the authority to enter into this Agreement and to make the foregoing commitments for itself.

         11.17 Time. Time is of the essence of this Agreement and each of its provisions.


                  (THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK)

                  IN WITNESS WHEREOF, the Parties have signed the Agreement the date and year first above written.


                                                  WW CAPITAL CORPORATION,
                                                  a Nevada corporation
ATTEST:

____________________________________        By:______________________
Secretary                                      Steven Zamzow President


                                                  TITAN INDUSTRIES, INC.
                                                  a Nebraska corporation
ATTEST:

_____________________________               By:_______________________________
Secretary                                      Ronald Jay, President

                          AND EXCHANGING SHAREHOLDERS:



---------------------------------       --------------------------------------
Michael Armstrong                       Jean A. McDonald


---------------------------------       --------------------------------------
Bob Cullinan                            Mark K. Hehnke


---------------------------------       --------------------------------------
Beth Lann Cullinan                      Randy H. Henderson


---------------------------------       --------------------------------------
Erin Cullinan                           Randy Henderson


---------------------------------       --------------------------------------
Mark Cullinan                           Annette Jay


---------------------------------       --------------------------------------
Fred Deyoe                              Ronald Jay


---------------------------------       --------------------------------------
Eakings & Snyder                        Joel Jay
By: Bruce Snyder

---------------------------------       --------------------------------------
Bruce Snyder, individually              Kildare Lumber Company
                                        By:______________________

---------------------------------
Chuck Flaming                           --------------------------------------
                                        James D. Lawler

---------------------------------
Loyd T. Fredrickson,                    --------------------------------------
                                        Alexander Perlinger


---------------------------------       --------------------------------------
Loyd T. Fredrickson,                    Elizabeth Upton


---------------------------------       --------------------------------------
Kirk Fredrickson                        Miriam Madden

----------------------------------      -----------------------------------
Mattingling Perlinger                   Jim Lawler


----------------------------------      -----------------------------------
Melissa Madden                          Peggy Lawler


----------------------------------      -----------------------------------
Zachary Upton                           Raymond Leisy


----------------------------------      -----------------------------------
Margaret A. Patton                      Betty Leisy


----------------------------------      -----------------------------------
Kathleen S. Patton                      Edward Wade


----------------------------------      -----------------------------------
Margaret A. Patton                      Greg Wade


----------------------------------      -----------------------------------
Dennis Dahlkoetter-                     Ray Ness-Building Group
Building Group D&D Electric
By:________________________             By:_______________________



----------------------------------      -----------------------------------
Halling & Halling Windmill Repair       W.M. Franken
By:____________________

                                        -----------------------------------
                                        A.C. Boland
----------------------------------
Larry Leisy
                                        -----------------------------------
                                        Phil Farmer
----------------------------------
Glenn A. Mull
                                        -----------------------------------
----------------------------------      Jim Jadon
David L. Patton

                                        -----------------------------------
----------------------------------      Mark Sullivan
Zebediah Upton

                                    EXHIBIT A
                            (Exchanging Shareholders)

                                                                                        Rights
                                                                                        ------
                            Shareholder Name       Shares Held    1992    1993     1994    1995    1996    1997     1998    1999
                            ----------------       -----------    ----    ----     ----    ----    ----    ----     ----    ----
    1    Michael Armstrong                            9,500.00
----------------------------------------------------------------------------------------------------------------------------------
      a  Michael Armstrong                           21,500.00
----------------------------------------------------------------------------------------------------------------------------------
    2    Bob Cullinan                               284,958.00
----------------------------------------------------------------------------------------------------------------------------------
      a  Beth Lann Cullinan                           3,000.00
----------------------------------------------------------------------------------------------------------------------------------
      b  Erin Cullinan                                3,000.00
----------------------------------------------------------------------------------------------------------------------------------
      c  Mark Cullinan                                3,000.00
----------------------------------------------------------------------------------------------------------------------------------
    3    Fred Deyoe                                 238,958.00                      10,000
----------------------------------------------------------------------------------------------------------------------------------
    4    Eakings & Snyder                            15,000.00
----------------------------------------------------------------------------------------------------------------------------------
      a  Bruce Snyder                                10,000.00
----------------------------------------------------------------------------------------------------------------------------------
    5    Chuck Flaming                               15,000.00
----------------------------------------------------------------------------------------------------------------------------------
    6    Lloyd T. Frederickson,
                TTE Lloyd Frederickson              230,350.00                                                       10,000  10,000
----------------------------------------------------------------------------------------------------------------------------------
      a  Lloyd T. Frederickson,
                TTE Lucille Frederickson              6,550.00
----------------------------------------------------------------------------------------------------------------------------------
      b  Kirk Frederickson                            6,550.00
----------------------------------------------------------------------------------------------------------------------------------
      c  Jean A. McDonald                             6,500.00
----------------------------------------------------------------------------------------------------------------------------------
    7    Halling & Halling Windmill Repair            1,000.00
----------------------------------------------------------------------------------------------------------------------------------
    8    Mark K. Hehnke                              35,000.00
----------------------------------------------------------------------------------------------------------------------------------
    9    Randy H. Henderson                           1,500.00                       4,500
----------------------------------------------------------------------------------------------------------------------------------
      a  Randy Henderson                                800.00
----------------------------------------------------------------------------------------------------------------------------------
      b  Annette Jay                                 12,000.00
----------------------------------------------------------------------------------------------------------------------------------
   10    Ronald Jay                                 126,797.00                      20,000
----------------------------------------------------------------------------------------------------------------------------------
      a  Joel Jay                                     6,500.00
----------------------------------------------------------------------------------------------------------------------------------
   11    Kildare Lumber Company                      15,000.00
----------------------------------------------------------------------------------------------------------------------------------
   12    James D. Lawler                            134,954.00
----------------------------------------------------------------------------------------------------------------------------------
      a  James D. Lawler-Alexander Perlinger          3,000.00
----------------------------------------------------------------------------------------------------------------------------------
      b  James D. Lawler-Elizabeth Upton              3,000.00
----------------------------------------------------------------------------------------------------------------------------------
      c  James D. Lawler-Miriam Madden                3,000.00
----------------------------------------------------------------------------------------------------------------------------------
      d  James D. Lawler-Mattingling Perlinger        3,000.00
----------------------------------------------------------------------------------------------------------------------------------
      e  James D. Lawler-Melissia Madden              3,000.00
----------------------------------------------------------------------------------------------------------------------------------
      f  James D. Lawler-Zachary Upton                3,000.00
----------------------------------------------------------------------------------------------------------------------------------
      g  James D. Lawler-Zebediah Upton               3,000.00
----------------------------------------------------------------------------------------------------------------------------------

                                                                                        Rights
                                                                                        ------
                            Shareholder Name       Shares Held    1992    1993     1994    1995    1996    1997     1998    1999
                            ----------------       -----------    ----    ----     ----    ----    ----    ----     ----    ----
      h  Jim Lawler                                     500.00
----------------------------------------------------------------------------------------------------------------------------------
      I  Peggy Lawler                               134,954.00
----------------------------------------------------------------------------------------------------------------------------------
         Raymond Leisy                               44,705.00
----------------------------------------------------------------------------------------------------------------------------------
   13 a  Betty Leisy and Raymond Leisy               12,000.00
----------------------------------------------------------------------------------------------------------------------------------
      b  Raymond Leisy and Betsy Leisy               10,000.00
----------------------------------------------------------------------------------------------------------------------------------
      c  Larry Leisy                                  5,000.00
----------------------------------------------------------------------------------------------------------------------------------
         Glenn A. Mull                              507,184.00
----------------------------------------------------------------------------------------------------------------------------------
   14    David L. Patton                            290,908.00      7,500  10,000   10,000  10,000  10,000  10,000   10,000  10,000
----------------------------------------------------------------------------------------------------------------------------------
   15 a  David L. Patton & Margaret A. Patton       841,981.00
----------------------------------------------------------------------------------------------------------------------------------
      b  David L. Patton - Kathleen S.                  900.00
----------------------------------------------------------------------------------------------------------------------------------
         Edward Wade                                146,984.00                       2,500  10,000  10,000
----------------------------------------------------------------------------------------------------------------------------------
   16 a  Edward Wade                                 45,600.00
----------------------------------------------------------------------------------------------------------------------------------
      b  Edward Wade                                 18,700.00
----------------------------------------------------------------------------------------------------------------------------------
         Greg Wade                                    3,000.00
----------------------------------------------------------------------------------------------------------------------------------
   17   Steve Van-Boening-Local Science Teacher       1,000.00
----------------------------------------------------------------------------------------------------------------------------------
   18   Ray Ness-Building Group                      15,000.00
----------------------------------------------------------------------------------------------------------------------------------
   19   Dennis Dahlkoetter-
                Building Group D&D Electric          10,000.00
----------------------------------------------------------------------------------------------------------------------------------
   20   W.M. Franken                                 37,500.00
----------------------------------------------------------------------------------------------------------------------------------
   21    A.C. Boland                                  6,000.00
----------------------------------------------------------------------------------------------------------------------------------
   22    Phil Farmer                                  8,000.00
----------------------------------------------------------------------------------------------------------------------------------
   23    Jim Jadon                                    2,500.00
 ----------------------------------------------------------------------------------------------------------------------------------
   24   Mark Sullivan                                15,000.00
 ----------------------------------------------------------------------------------------------------------------------------------
   25                               Total         3,365,833.00
----------------------------------------------------------------------------------------------------------------------------------


 ----------------------------------------------------------------------------------------------------------------------------------
        *Dave Patton                                 24,566.00
 ----------------------------------------------------------------------------------------------------------------------------------
                                                  3,390,399.00
----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT 2.1
             (Titan Options to be Granted to Exchanging Shareholders
After Exercise by Mr.Patton of Options to Acquire 24,566 Shares of Common Stock)

--------------------------------------------------------------------------------------------------------

Exchanging Shareholder              W.W. Capital Options                    Titan Options to be
       Name:                           Currently Held:                           Issued:
------------------------    ----------------------------------      ------------------------------------

------------------------    ----------------------------------      ------------------------------------
                              Year         Number    Exercise         Number of
                             Issued:    of Options:    Price:          Options:    Exercise Price:
------------------------    ----------------------------------      ------------------------------------
Fred Deyoe                    1994        10,000       $0.75            10,000          $0.75
------------------------    ----------------------------------      ------------------------------------

Lloyd T. Frederickson         1998        10,000       $0.13            10,000          $0.13
------------------------    ----------------------------------      ------------------------------------

Lloyd T. Frederickson         1999        10,000      $.0625            10,000         $.0625
------------------------    ----------------------------------      ------------------------------------

Randy Henderson               1994         4,500       $0.75             4,500          $0.75
------------------------    ----------------------------------      ------------------------------------

Ronald Jay                    1994        20,000       $0.75            20,000          $0.75
------------------------    ----------------------------------      ------------------------------------

David L. Patton               1992         7,500       $2.50             7,500          $2.50
------------------------    ----------------------------------      ------------------------------------

David L. Patton               1993        10,000      $.8125            10,000         $.8125
------------------------    ----------------------------------      ------------------------------------

David L. Patton               1994        10,000       $0.75            10,000          $0.75
------------------------    ----------------------------------      ------------------------------------

David L. Patton               1995        10,000      $.5625            10,000         $.5625
------------------------    ----------------------------------      ------------------------------------

David L. Patton               1997        10,000       $0.17            10,000          $0.17
------------------------    ----------------------------------      ------------------------------------

David L. Patton               1998         5,434       $0.13             5,434          $0.13
------------------------    ----------------------------------      ------------------------------------

Edward Wade                   1994         2,500       $0.75             2,500          $0.75
------------------------    ----------------------------------      ------------------------------------

Edward Wade                   1995        10,000      $.5625            10,000         $.5625
------------------------    ----------------------------------      ------------------------------------

Edward Wade                   1996        10,000       $.063            10,000          $.063
------------------------    ----------------------------------      ------------------------------------
Totals:                                  129,934                       129,934
--------------------------------------------------------------------------------------------------------

                                   EXHIBIT 2.3
                                (Promissory Note)

                                 PROMISSORY NOTE

$200,000.00                                                    December 15, 2000

         FOR VALUE RECEIVED, and intending to be legally bound, W.W. CAPITAL CORPORATION, a Nevada Corporation ("Debtor") hereby promises to pay to the order of TITAN INDUSTRIES, INC., a Nebraska corporation whose address is P.O. Box 308, Paxton, Nebraska 69155-0030, ("Holder") the principal amount of Two Hundred Thousand Dollars ($200,000.00) ("Principal Amount") subject to the following terms and conditions:

         1. The principal amount of this Note shall bear interest at two percentage points above the prime lending rate of Wells Fargo Business Credit, or any successor entity, per annum (the "Rate" said Rate to be determined as of the date hereof, and adjusted quarterly) until the principal amount hereof, together with all accrued and unpaid interest, has been paid in full. Hereinafter, the total outstanding principal balance hereof, together with any and all accrued and unpaid interest shall be referred to as the "Loan Amount."

         2.       Subject to the terms and conditions hereinbelow set forth:

                  the Loan Amount shall be payable in twelve (12) quarterly installments, each consisting of one-twelfth (1/12) of the Principal Amount, plus all accrued interest, with the first installment due and payable on March 31, 2001 and the final installment together with all accrued but unpaid interest, due and payable on December 31, 2003. Interest shall accrue commencing September 1, 2000; provided, however, that if the entire Loan Amount is paid in full on or before the earlier of
                  (i) five (5) business days following the date the Company has obtained permanent financing on its new plant facilities in Thomas, Oklahoma, or (ii) January 31, 2001, all interest accruing during the period commencing September 1, 2000 through and including the date of this Note, shall be waived and the Company shall only be obligated to pay interest on the principal balance hereof for the period commencing with the date of this Note, through and including the date the Loan Amount is paid in full.

         3. If Debtor shall default in the payment of principal hereunder when the same shall become due and payable, the unpaid principal sum of this Note shall immediately bear interest at four percentage points above the prime lending rate of Wells Fargo Business Credit or any successor entity per annum until paid in full, and shall be payable monthly or, at the option of Holder hereof, on demand.

         4. Debtor may at any time prepay the entire unpaid principal of this Note or any part thereof without additional interest or penalty. Any prepayment in part shall be applied first to accrued but unpaid interest hereunder, and second to installments or principal in the reverse order of maturity.

         5. Payments of both principal and interest on this Note shall be made to Holder in immediately available funds in lawful money of the United States.

         6. This Note is fully negotiable and may be assigned or pledged by Holder. Neither this Note nor the obligations of Debtor hereunder may be assigned or delegated by Debtor without the prior written consent of Holder.

         7. The occurrence of any of the following events ("Events of Default") with respect to Debtor, shall constitute a default hereunder: (a) if any payment of principal or interest shall not be paid in full when due, and shall continue unpaid for a period of fifteen (15) days thereafter; or (b) if a default shall occur under any covenant contained in any instrument relating to the rights of Holder hereunder.

         8. Upon the occurrence of a default hereunder, the entire principal balance of this Note plus accrued interest, shall, at the option of Holder, become immediately due and payable without notice or demand, and Holder shall have all rights and remedies provided under all applicable laws and shall be deemed to have exercised the same immediately upon the occurrence of any such event without notice or further action, irrespective of when any record of the same may thereafter be noted by Holder.

         9. Failure by Holder to declare a default hereunder shall not constitute a waiver of such default or any subsequent default. Debtor further promises to pay the reasonable attorney's fees, court costs, and any other expenses, losses, charges, damages incurred or advances made by Holder in protection of its rights or caused by Debtor's default under the terms of this Note.

         10. If Holder retains an attorney for collection of this Note, or if any suit or proceeding is brought for the recovery of all or any part of or for protection of the indebtedness, or any collateral, or to enforce Holder's rights under any security agreement, or letter of credit securing the Principal Amount, or other collateral agreement, then Debtor agrees to pay on demand all reasonable costs and expenses of the suit or proceeding, or any appeal thereof, incurred by Holder, including, without limitation, reasonable attorney's fees.

         11. The terms of this Note shall not be varied, altered or modified except by a writing signed by Holder and Debtor.

         12. Debtor hereby waives presentment for payment or acceptance, demand and protest, and notice of protest, dishonor and non-payment of this Note.

         13. No delay on the part of Holder in exercising any power or right under this Note shall operate as a waiver of the power or right, nor shall any single or partial exercise of that power or right, preclude further exercise of that power or right. The rights and remedies specified in this Note are cumulative and not exclusive of any rights and remedies that Holder may otherwise possess.

         14. The provisions of this Note shall be severable, so that if any provision hereof is declared invalid under the laws of any state where it is in effect, or of the United States, all other provisions of this Note shall continue in full force and effect.

         15. This Note shall be binding upon Debtor and its successors and assigns, and shall inure to the benefit of and be enforceable by Holder, its successors and assigns.

         16. This Note shall be governed by and construed in accordance with the laws of the State of Nebraska, without giving effect to Nebraska principles of conflicts of law.

         IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned has caused this Note to be executed on the date first above written.


Date:    ____________ ____, 2000


                                        W.W. CAPITAL CORPORATION,
                                        A Nevada corporation




                                        By:
                                           ---------------------------
                                            Steven Zamzow, President

                                EXHIBIT 2.4.1(a)
       (Company Guarantee Obligations Relating to Titan or its Operations)

1. ACE USA Property (formally CIGNA) Workmen's Compensation
        Insurance Premiums (actual);
2. AFLAC Insurance Premiums (actual)
3. Anthen (AH&L) (actual)
4. AST fees and costs (40% of actual);
5. Flood and Peterson Insurance Premiums (actual);
6. Jones & Keller, P.C. and Due Diligence, Inc. (limited to $25,000);
7. MCI phone charges (actual);
8. McLeod USA (actual);
9. Principal 401(k) fees (40% of actual);
10.Standard Insurance (actual);
11.Woodburn and Wedge legal fees (50% of actual);
12.Workmen's Compensation premium adjustments based on audit results (actual) 13.Worldcom Technologies (actual)
14.UPS costs, expenses and fees (actual)

                                EXHIBIT 2.4.1(b)
                 (Titan Releases to be Delivered to the Company)

1. PW Pipe (formally Eagle Pacific);
2. Wells Fargo Business Credit (formally Norwest Business Credit);
3. Pinnacle Bank, Ogallala, Nebraska;
4. Keith County Economic Development Corporation;
5. Southwest Leasing for all Titan leased vehicles;
6. Ford Motor Credit for all Titan leased vehicles;
7. McDonald & Fredrickson

                                  EXHIBIT 2.4.2
     (Titan Guarantee Obligations Relating to the Company or its Operations)

1. Wells Fargo Business Credit (formally Norwest Business Credit).

                                  EXHIBIT 2.4.5
                     (McDonald & Fredrickson, P.C., Release)

                                  EXHIBIT 2.4.5

                                 GENERAL RELEASE

                           ____________________, 2000

         IN ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT for and in consideration of receipt of the sum of $10,970.24, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereto, intending to be legally bound, does, on behalf of itself, its officers, directors, shareholders, members and/or employees, hereby fully and forever remise, release, and discharge W.W. Capital Corporation, a Nevada corporation (the "Company") and its subsidiaries, including Titan Industries, Inc., a Nebraska corporation, their successors and assigns, officers, directors and employees, from any and all rights, claims, demands, agreements, contracts, covenants, promises, actions, suits, causes of action, obligations, bonds, variances, controversies, debts, costs, sums of money, expenses, accounts, damages, judgments, losses and liabilities of whatever kind or nature, in law or in equity or otherwise, whether known or unknown, which the undersigned ever had, now has, or shall in the future have, or which its successors, assigns or representatives shall or may in the future have, for any reason whatsoever, arising out of or relating to facts and circumstances existing at any time prior to the execution of this General Release, including, but not limited to, the performance of legal services for or on behalf of any of the foregoing. This General Release may not be changed orally.

         IN WITNESS WHEREOF, the undersigned hereto has duly executed this General Release as of the date first above written.

                                             McDONALD & FREDRICKSON, P.C.


                                             _______________________________

                                             Name:__________________________

                                             Title:_________________________




                                             _______________________________
                                             Jean A. McDonald, Individually



                                             _______________________________
                                             Kirk D. Fredrickson, Individually

                                   EXHIBIT 2.6
                             (Tax Sharing Agreement)

                              TAX SHARING AGREEMENT


         TAX SHARING  AGREEMENT  dated  _______________,  2000 by and between WW
CAPITAL  CORPORATION,  a  Nevada  corporation,   ("WW"),  and  its  wholly-owned
subsidiary TITAN INDUSTRIES, INC., a Nebraska corporation ("Titan").

                              W I T N E S S E T H:
                               -------------------

                      The parties hereto agree as follows:

         1. Titan has consented, as provided in Internal Revenue Code Section 1501, to the filing with WW of consolidated income tax returns and with respect to any income or franchise tax for which a consolidated return is permitted by law, for taxable years in which Titan and WW are included in an affiliated group.

         2. For taxable years WW and Titan are included in a consolidated income tax return or returns (whether or not other corporations are included in the affiliated group filing such tax return or returns), on each due date for the payment of any income tax (or any portion thereof, including installments of estimated tax), Titan shall pay to WW the amount of its separate income tax liability calculated in accordance with Section 3 hereof. The Parties agree to treat Titan as if it had paid to WW the amount of its separate income tax liability, calculated in accordance with Section 3 hereof and based upon WW's consolidated tax returns as filed, for each year in which Titan has been included in WW's consolidated income tax return, through the taxable year ended June 30, 1999. WW further acknowledges that Titan has made an estimated payment to WW for the amount of its separate income tax liability for the taxable year ended June 30, 2000 in the amount of $6,500. When the consolidated income tax return for the taxable year ended June 30, 2000 is finalized, Titan shall pay to WW the excess over the estimated amount if Titan's separate income tax liability exceeds $6,500 and WW shall pay to Titan the overpayment if $6,500 exceeds Titan's separate income tax liability calculated in accordance with Section 3 hereof. In the event that upon audit of any consolidated tax returns, there are adjustments that would have affected Titan's separate income tax liability, Titan shall make such additional payments to WW of its separate income tax liability calculated in accordance with Section 3 hereof, including payment of interest.

         3. The amount of separate income tax liability that Titan would have been obligated to pay had it not filed a consolidated income tax return or returns with WW shall be computed as follows:

                  (a) Titan shall be considered to have the same taxable year as WW (except for short taxable years, if any, when Titan entered or leaves the affiliated group).

                  (b) Such computation shall be made solely by reference to both WW's and Titan's book net income before management fees and income taxes, provided that after June 30,

         2000, such computation shall be made solely by reference to Titan's and WW's book net income before income taxes only (both hereinafter referred to as "book net income").

                   (c) Titan's separate income tax liability shall be the amount of the consolidated income tax liability for such year allocated in the proportion that Titan's book net income bears to the consolidated group's book net income.

                  (d) If there is any adjustment to taxable income, upon audit or otherwise, a corresponding adjustment shall be made to book net income to reflect such adjustment in calculating Titan's separate income tax liability.

                  (e) The net operating losses of the consolidated group previously used to reduce Titan consolidated income for a particular year, shall remain available to reduce Titan's separate income tax liability for that year, to the extent there is any separate income tax liability when such tax liability is calculated in accordance with 3(a)-(d). For the consolidated group income tax return for the period ending June 30, 2001, a portion of the remaining consolidated group net operating loss carryforward, which shall not include any net operating loss or net operating loss carryforward relating to or arising from the Paul Scale Company, shall be allocated to Titan in the proportion that its separate income tax liability, calculated as provided in 3(a)-(d) above, bears to the income tax liability of WW calculated in a similar manner after excluding Titan's separate taxable income, but only to the extent the allocation of such portion of the consolidated net operating loss carryforward is necessary to reduce Titan's separate income tax liability to zero.

         4. In the event that Titan shall have made payments to WW for any period in excess of its separate income tax liability (whether determined upon audit or otherwise), the amount of any such overpayment will be paid to Titan by WW together with interest, if any, in the amount which would have been paid by the applicable taxing authority. Such payments shall be made to Titan no later than such payments would have been made to Titan by the applicable taxing authority had Titan filed a separate return. WW will cooperate with Titan in the filing of a refund claim with the appropriate taxing authority (and, if necessary, in the filing of a refund suit) at Titan's expense, if Titan is entitled to a refund of its separate income tax liability.

         5. With respect to any taxable year in which Titan is not included in a consolidated income tax return filed by WW and files a separate income tax return (including filing on a consolidated basis with an affiliated group which does not include WW), if an item or items of loss, deduction or credit (or any portion thereof), and including any carryback or carryover of such item or items, claimed on such separate return filed by Titan were previously taken into account in computing the separate return tax liability of Titan for a prior taxable year in which Titan was included in a consolidated return filed by WW, Titan shall pay to WW within 30 days after WW gives notice to Titan an amount equal to the excess, if any, of the tax liability which would have been shown on such separate return had such item or items not been claimed on such return over the actual tax liability shown on such separate return.

         6. Deleted.

         7. If any separate income tax liability is not timely paid by Titan to WW, WW upon thirty (30) days written notice to Titan may, if it so elects, offset such liability against any intercompany receivables owed by WW to Titan, including those receivables reflected in promissory notes between WW and Titan, and the outstanding balance of such debt obligation, including interest thereon, shall be reduced by the amount of the offset.


         8. WW agrees to indemnify and hold Titan harmless against and from any claims against Titan of liability for income taxes, interest thereon and penalties with respect to any period and any taxing authority as to which WW filed a consolidated return including Titan, and for which Titan has paid its separate income tax liability as provided in this Agreement.

         9. WW shall remain the sole agent of each subsidiary included in the affiliated group for which consolidated income tax returns are filed, to act in all matters relating to the tax liability for a consolidated return year as provided in Treasury Regulation Section 1.1502-77; provided, however, that with respect to any audit by any taxing authority or any refund claim affecting Titan's separate income tax liability (determined in accordance with Section 3 hereof), Titan shall have the right to defend or contest any matter in dispute with the taxing authority in accordance with the principles set forth in Section
8.4.1 of the Stock Transfer and Exchange Agreement entered into by inter alia, Titan and WW as of even date herewith, applied as though Titan were the Indemnifying Party.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                         WW CAPITAL, INC.

                                         By:__________________________________

                                         Its:__________________________________

                                         TITAN INDUSTRIES, INC.

                                         By:__________________________________

                                         Its:__________________________________

                                EXHIBIT 3.5.10(a)

                EXCHANGING SHAREHOLDER REPRESENTATIVE APPOINTMENT
                              AND POWER OF ATTORNEY

         1. The undersigned shareholder ("Exchanging Shareholder") of W.W. Capital Corporation, a Nevada corporation (the "Company") hereby appoints Ronald Jay and David Patton, or either of them (collectively the "Representatives") to serve as the Exchanging Shareholder's exchange representative, solely in connection with the possible split-off (the "Split-Off") of Titan Industries, Inc. ("Titan") by the Company to a group of existing Company shareholders, including the Exchanging Shareholder. In the Split-Off, all of the Exchanging Shareholder's shares of Company stock, together with all options, warrants and other rights ("Rights") exercisable to acquire and/or convertible into shares of Company stock, if any, would be exchanged (the "Exchange") for shares of Titan stock.

         2. The Exchanging Shareholder acknowledges that the Representatives have such knowledge and experience in financial and business matters that they are capable of evaluating, either alone or together with the Exchanging
Shareholder, the merits and risks of the Exchange, and the Exchanging Shareholder is relying upon the Representatives' evaluation.

         3. The Exchanging Shareholder understands that the Representatives are also shareholders of the Company. Of the shares of Company stock outstanding as of October 27, 2000, Mr. Jay owns beneficially 145,297 shares, or approximately 2.7%, together with Rights exercisable to acquire up to an additional 20,000 shares, and Mr. Patton owns beneficially 1,132,889 shares, or 20.5%, together with Rights exercisable to acquire up to an additional 67,500 shares. The Exchanging Shareholder understands that the Representatives will therefore receive shares of Titan stock in the Exchange if the Split-Off is completed.

         4. The Exchanging Shareholder hereby constitutes and appoints the Representatives, as the Exchanging Shareholder's true and lawful attorney-in-fact, solely and exclusively in order to execute and deliver, for and on behalf of the Exchanging Shareholder, in the Exchanging Shareholder's capacity as a shareholder of the Company, such documents, agreements and other instruments in writing as the Representatives, in the Representatives' sole and absolute judgment and discretion, may deem necessary or advisable to consummate the Split-Off and the other transactions contemplated by or provided for in the definitive Stock Transfer and Exchange Agreement among the Company, Titan and others (the "Agreement"), and to do and perform any and all acts for and on behalf of the Exchanging Shareholder which may be necessary or desirable under the circumstances. It is understood that such instruments will be executed by the Representatives on behalf of the Exchanging Shareholder pursuant to this Power of Attorney and may be in such form and shall contain such terms and conditions as the Representatives may approve in their sole discretion. This Power of Attorney is coupled with an interest, and, to the extent permitted by applicable law, shall survive the death or disability of the Exchanging Shareholder. This Power of Attorney shall remain in full force and effect until the consummation of the Split-Off or January 31, 2001, whichever is earlier, unless earlier revoked by the Exchanging Shareholder in a signed writing delivered to the Representatives.

                                        EXCHANGING SHAREHOLDER:

Date:  ________________ , 2000          ______________________________________

                                        Name: ________________________________

                                        Address:______________________________

                                                ______________________________

                                EXHIBIT 3.5.10(b)

                                 GENERAL RELEASE
                             _________________, 2000

         IN ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT for and in consideration of receipt a portion of the Titan Shares (as that term is defined in that certain Stock Transfer and Exchange Agreement dated as of ________ ___, 2000, among W. W. Capital Corporation, a Nevada corporation, including its successors, affiliates, subsidiaries, officers, directors, employees and assigns (the "Company"), Titan Industries, Inc., a Nebraska corporation and certain shareholders of the Company (the "Agreement") and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned shareholder of the Company hereto, intending to be legally bound, does hereby fully and forever remise, release, and discharge the Company from any and all rights, claims, demands, agreements, contracts, covenants, promises, actions, suits, causes of action, obligations, bonds, variances, controversies, debts, costs, sums of money, expenses, accounts, damages, judgments, losses and liabilities of whatever kind or nature, in law or in equity or otherwise, whether know or unknown, which the undersigned ever had, now has, or shall in the future have, for any reason whatsoever, arising out of or relating to facts and circumstances existing at any time prior to the execution of this General Release and at any time between the execution of this General Release and the Closing Date (as defined in Section 1.2 of the Agreement), provided, however, that nothing contained herein shall operate to release any obligations of the Company to the Exchanging Shareholders (as defined in the Agreement) pursuant to the terms of the Agreement, and further provided, however, that if the Company brings any legal or equitable action against the undersigned shareholder, the undersigned shareholder may pursue a counterclaim or an offset against the Company on any legal or equitable theory free from the terms of this General Release. If any part of this General Release is found to be illegal or invalid by any court, the validity of any remaining parts hereof shall not be affected. This General Release may not be changed orally. The obligations of this General Release are binding upon the undersigned shareholder and his/her/its heirs, devisees, beneficiaries, successors, assigns, executors, administrators, and legal representatives.


         IN WITNESS WHEREOF, the undersigned hereto has duly executed this General Release as of the date first above written.

                                              _________________________________

                                        Name: _________________________________

                                        Address: ______________________________

                                                 ______________________________

                                                 ______________________________

                                EXHIBIT 3.5.10(c)
                     (Exchanging Shareholder Questionnaire)


                            W.W. CAPITAL CORPORATION
                                       AND
                             TITAN INDUSTRIES, INC.

                       EXCHANGING SHARHOLDER QUESTIONNAIRE

Purpose of the Questionnaire

     Pursuant to the terms of a proposed Stock Transfer and Exchange Agreement (the "Agreement") by and among W. W. Capital Corporation, a Nevada corporation ("WW" or the "Company"), its wholly-owned subsidiary, Titan Industries, Inc., a Nebraska corporation ("Titan"), and certain existing shareholders of the Company (the "Exchanging Shareholders"), Titan would be acquired by the Exchanging Shareholders in exchange for all of the Exchanging Shareholders' ownership interests in the Company (the "Split-Off").

     The shares of Titan common stock to be delivered in exchange for the Exchanging Shareholders' ownership interests in the Company would not be registered under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state, in reliance on exemptions contained in the Act and in reliance on similar exemptions under applicable state laws. Before signing the Agreement the Company and Titan must determine that the Exchanging Shareholders satisfy the requirements for those exemptions. As a result, this Questionnaire must be completed by each Exchanging Shareholder. This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy shares of Titan common stock or any other security.

     ALL EXCHANGING SHAREHOLDERS ARE BEING REQUIRED BY THE COMPANY AND TITAN TO COMPLETE AN EXCHANGING SHAREHOLDER QUESTIONNAIRE. ANY EXCHANGING SHAREHOLDER, EITHER ALONE OR WITH HIS/HER PURCHASER REPRESENTATIVE(S) WHO IS NOT AN ACCREDITED INVESTOR AS DEFINED BY REGULATION D, WHO HAS NOT DULY COMPLETED AN EXCHANGING SHAREHOLDER QUESTIONNAIRE, WILL NOT BE ALLOWED TO PARTICIPATE IN THE SPLIT-OFF. ADDITIONALLY, AN EXCHANGING SHAREHOLDER, EITHER ALONE OR WITH HIS/HER PURCHASER REPRESENTATIVE(S) WHO IS NOT AN ACCREDITED INVESTOR MAY BE EXCLUDED FROM PARTICIPATING IN THE SPLIT-OFF ON THE BASIS OF THE INFORMATION SET FORTH IN HIS/HER EXCHANGING SHAREHOLDER QUESTIONNAIRE IF THE COMPANY AND TITAN HAVE CONCLUDED THAT THE EXCHANGING SHAREHOLDER FAILS TO MEET THE INVESTOR SUITABILITY REQUIREMENTS ESTABLISHED BY THE COMPANY AND TITAN.

Instructions

     One (1) copy of this Questionnaire should be completed, signed, dated and delivered to the Company. Please contact the attorney for the Exchanging Shareholders, Deke Karzon, Esq., with the law firm of Husch & Eppenberger, LLC, 100 N. Broadway, Suite 1300, St. Louis, MO 63102 (Telephone No. (314) 622-0676), if you have any questions with respect to the Questionnaire.

     PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is "None" or "Not Applicable" so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

     Your answer will be kept strictly confidential at all times; however, the Company and/or Titan may present this Questionnaire to such parties as they deem appropriate in order to assure themselves that consummation of the Split-Off will not result in a violation of federal securities laws or the securities laws of any state.

1. NAME AND ADDRESS.  Please provide the following personal information:
   ----------------


   Name:                                               Age:
         -----------------------------------------          ------------------

   Residence Address
   (including Zip Code):
                              ------------------------------------------------


   Business Address
   (including Zip Code):
                              ------------------------------------------------


   Telephone:        Res.:                         Bus.:
                              --------------------       ---------------------

   Preferred Mailing Address:         __  Residence            __  Business


2. NUMBER OF SHARES OF W.W. CAPITAL CORPORATION COMMON STOCK, AND OPTIONS CONVERTIBLE INTO SHARES OF W.W. CAPITAL CORPORATION COMMON STOCK, YOU CURRENTLY OWN.

   Shares                                   .      Options                   .
         ----------------------------------               ------------------


3.       SUITABILITY STANDARDS.
         ---------------------

         (a) Please indicate your individual or joint (with spouse) annual income during 1999 and your expected annual income* during 2000 by marking the appropriate box.

                                        INDIVIDUAL             JOINT
                                        ----------             -----
           INCOME                1999        2000         1999         2000
           ------                ----        ----         ----         ----
   Less than $70,000               o           o            o            o
   $70,001 to $100,000             o           o            o            o
   $100,001 to $150,000            o           o            o            o
   $150,001 to $200,000            o           o            o            o
   $200,001 to $250,000            o           o            o            o
   $250,001 to $300,000            o           o            o            o
   In excess of $300,000           o           o            o            o

                  (b) Please indicate your individual or joint (with spouse) net worth (excluding the principal residence, its furnishings and your automobiles) by marking the appropriate box.

           NET WORTH                   INDIVIDUAL                 JOINT
           ---------                   ----------                 -----
     Less than $150,000                     o                       o
     $150,001 to  $250,000                  o                       o
     $250,001 to $500,000                   o                       o
     $500,001 to $1,000,000                 o                       o
     In excess of $1,000,000                o                       o


4.      SOPHISTICATION.
        ---------------

          (a) Please list all the educational institutions you have attended (including high schools, colleges, and specialized training schools) and indicate the dates attended and the degree(s) (if any) obtained from each.

     From - To                 Institution                 Degree
     ---------                 -----------                 ------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

          (b) Please provide the following information concerning your business experience:

               (i)  Indicate  your  principal   business   experience  or  other
     occupations during the last ten years. (Please list your present, or most recent, position first and the others in reverse chronological order.)


                              Name and Address
     From - To                  of Employer              Position
     ---------                  -----------              --------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

               (ii) Describe, in greater detail, your present or most recent business or occupation, as listed in your answer to Question 4(b). Please indicate such information as the nature of your employment, the principal business of your employer, the principal activities under your management or supervision and the scope (e.g. dollar volume, industry rank, etc.) of such activities.

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

               (iii) Describe any significant business you engage in or intend to engage in other than as specified above.

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

         (c)   Please  provide  the  following   information   concerning   your
financial experience:

               (i) Indicate by check mark which of the following categories best describes the extent of your prior experience in the areas of investment listed below:

                                 Substantial         Limited              No
                                 Experience        Experience         Experience

Marketable securities
                                 ----------        ----------         ----------
Government  securities
                                 ----------        ----------         ----------
Municipal  (tax-exempt)
securities
                                 ----------        ----------         ----------
Stock options
                                 ----------        ----------         ----------
Commodities
                                 ----------        ----------         ----------
Real estate programs
                                 ----------        ----------         ----------
Securities for which
no market exists
                                 ----------        ----------         ----------
Limited  partnerships or
limited  Liability companies
                                 ----------        ----------         ----------
Tax deferred
investment generally
                                 ----------        ----------         ----------

               (ii) For those investments for which you indicated "substantial experience" above, please answer the following additional questions by checking the appropriate box:

                           (A) Do you make your own  investment  decisions  with
respect to such investments?

                     o    Always                         o    Frequently
                     o    Usually                        o    Rarely

                           (B)  What   are   your   principal   sources   of
investment knowledge or advice (you may check more than one):

                      o First hand experience with industry
                                o Financial  publication(s)
                                o Trade or   industry    publication(s)
                                o Banker(s)
                                o Broker(s)
                                o Investment Adviser(s)
                                o Attorney(s)
                                o Accountant(s)

               (iii) Indicate by check mark whether you maintain any of the following types of accounts over which you, rather than a third party, exercise investment discretion, and the length of time you have maintained each type of account.

                Securities (cash)       o        o    Number of years
                                                                      -------
                                       Yes       No

                Securities (margin)     o        o    Number of years
                                                                      -------
                                       Yes       No

                Commodities             o        o    Number of years
                                                                      -------
                                       Yes       No

         (d) Please provide in the space below any additional information which would indicate that you have sufficient knowledge and experience in financial and business matters so that you are capable of evaluating the merits and risks of investing in restricted securities of an enterprise such as the Company and Titan, and, specifically, provide information regarding your experience in investing in private placements of restricted securities for which there did not exist at the time of purchase any public market.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.       By signing the Questionnaire I hereby confirm the following statements:

         (a) I acknowledge that any delivery to me of offering materials relating to the Split-Off prior to the determination by the Company of my suitability as an investor shall not constitute an offer of the Securities until such determination of suitability shall be made, and I agree that I shall promptly return all such materials to the Company upon request.

         (b) My answers to the foregoing questions are true and complete to the best of my information and belief, and I will promptly notify the Company and Titan of any changes in the information I have provided.



                                             ___________________________________
                                                       (Printed Name)

                                             ___________________________________
                                                        (Signature)


DATE AND PLACE EXECUTED:

Date:
       -----------------------------

Place:
       -----------------------------

                                 EXHIBIT 3.6.11
                  (Significant Shareholder Consent and Release)


                         SIGNIFICANT SHAREHOLDER CONSENT
                                       AND
                                 GENERAL RELEASE
                             _________________, 2000

                                    RECITALS:
                                    ---------

         WHEREAS, pursuant to the terms of that certain Stock Transfer and Exchange Agreement (the "Agreement") dated as of _______________ ____, 2000, among W.W. Capital Corporation, a Nevada corporation (the "Company"), Titan Industries, Inc., a Nebraska corporation and wholly-owed subsidiary of the Company ("Titan") and certain shareholders of the Company (defined in the Agreement as the "Exchanging Shareholders") the obligation of Titan and the
Exchanging Shareholders to consummate the Split-Off (as defined in the Agreement) and other transactions contemplated by the Agreement is contingent upon receipt by Titan and the Exchanging Shareholders of this Significant
Shareholder Consent and General Release executed by certain Significant Shareholders of the Company, including the undersigned Significant Shareholder; and

         WHEREAS, by executing this Significant Shareholder Consent and General Release, each Significant Shareholder acknowledges that he has had an opportunity to review the Agreement and its related Exhibits with counsel, that he approves and consents to the Split-Off and other transactions contemplated by the Agreement, and each releases Titan and the Exchanging Shareholders from any and all claims he may have against each, if any, under the terms and conditions set forth herein; and

         WHEREAS, the undersigned Significant Shareholder has received a copy of the Agreement and all related Exhibits and documents and has had an opportunity to have the same reviewed by counsel of his choice and such other advisors as he has deemed necessary; and

         WHEREAS, the undersigned Significant Shareholder is willing to approve and consent to the Split-Off and other the transactions contemplated by the Agreement and to waive and/or release Titan and the Exchanging Shareholders from any and all claims he may have against each, if any, under the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in the Agreement, and other good and valuable consideration, the receipt and adequacy whereof is hereby acknowledged, the undersigned Significant Shareholder agrees as follows:

                                     CONSENT
                                     -------

         The undersigned Significant Shareholder hereby acknowledges, warrants and represents that as of the date hereof, the undersigned Significant Shareholder has received, read and reviewed, individually and with the assistance of, and input from, the counsel of his choice and such other advisors as he has deemed necessary, the following documents:

     1. Stock Transfer and Exchange Agreement dated _____________ ____, 2000 by and between the Company, Titan and the Exchanging Shareholders to which this Significant Shareholder Consent and General Release is attached as Exhibit 3.6.11; and

     2. Exhibit 2.1 to the Agreement containing a list of Titan Options to be granted to Exchanging Shareholders after exercise by Mr. Patton of Options to acquire 24,566 shares of the Company's common stock; and

     3. Exhibit 2.3 to the Agreement containing a copy of a Promissory Note executed by the Company in favor of Titan in the original principal amount of $200,000; and

     4. Exhibit 2.4.1(a) to the Agreement containing a list of Company guarantee obligations relating to Titan or its operations; and

     5. Exhibit 2.4.1(b) to the Agreement containing a list of Titan releases to be delivered to the Company; and

     6. Exhibit 2.4.2 to the Agreement containing a list of Titan guarantee obligations relating to the Company or its operations; and

     7. Exhibit 2.4.5 to the Agreement containing a copy of the McDonald & Fredrickson, P.C., release; and

     8. Exhibit 2.6 to the Agreement containing a copy of the Tax Sharing Agreement; and

     9. Exhibit 3.5.10(a) to the Agreement containing a copy of the Exchanging Shareholder Representative Appointment and Power of Attorney; and

     10. Exhibit 3.5.10(b) to the Agreement containing a copy of the General Release to be executed by the Exchanging Shareholders in favor of the Company; and

     11. Exhibit 3.5.10(c) to the Agreement containing a copy of the Exchanging Shareholder Questionnaire; and

     12. Exhibit 3.6.11 to the Agreement containing a copy of this Significant Shareholder Consent and General Release; and

     13. Exhibit 3.7.1.6 to the Agreement containing a copy of the Titan Share Distribution List; and

     14. Exhibit 3.7.1.15 to the Agreement containing a copy of an Officer's Certificate to be delivered at Closing by the President of the Company; and

     15. Exhibit 3.7.2.3 to the Agreement containing a copy of the Transmittal Letter to be executed and delivered to the Company by each Exchanging Shareholder; and

     16. Exhibit 4.2 to the Agreement detailing contingencies related to the Company's ability to consummate the Split-Off and other transactions contemplated by the Agreement; and

     17.  Exhibit 4.3 to the Agreement detailing Company Tax Matters; and

     18. Exhibit 4.4 to the Agreement detailing pending or threatened actions or proceedings relating to or against the Company; and

     19.  Exhibit 4.7 to the Agreement  detailing Company liens or encumbrances;
          and

     20. Exhibit 5.5 to the Agreement detailing the Exchanging Shareholders' Shares and Rights and Related Representations; and

     21. Exhibit 6.1 to the Agreement containing a copy of the Exchanging Shareholder Lock-Up Agreement; and

     22. Exhibit 6.3 to the Agreement containing a copy of the Titan Lock-Up Agreement; and

     23. Exhibit 6.4 to the Agreement containing a copy of the Company Lock-Up Agreement; and

     24. A copy of the Summary Disclosure delivered to each of the Exchanging Shareholders; and

     25. A copy of the Loan Agreement between the Company and West-OK Investment, LLC relating to a loan from West-Ok Investment, LLC to the Company of $1,000,000, including a copy of the related Promissory Note and Stock Pledge Agreement attached to the Loan Agreement as Exhibit A and Exhibit B respectively.

         Based on his review of the above referenced documents, and having had an opportunity to review the same with counsel of his choice and such other advisors as the undersigned Significant Shareholder deemed necessary, the
undersigned   Significant

Shareholder hereby approves and consents to the consummation by the Company of the Split-Off and other transactions contemplated by the Agreement and the Exhibits thereto.

                                 GENERAL RELEASE
                                 ---------------

         IN ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT for and in consideration of the mutual covenants, agreements, representations and warranties contained in the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Significant Shareholder, intending to be legally bound, does hereby fully and forever remise, release, and discharge Titan and its successors, affiliates, subsidiaries, officers, directors, employees and assigns, and the Exchanging Shareholders and their heirs, devisees, beneficiaries, successors, assigns, executors, administrators, and legal representatives from any and all rights, claims, demands, agreements, contracts, covenants, promises, actions, suits, causes of action, obligations, bonds, variances, controversies, debts, costs, sums of money, expenses, accounts, damages, judgments, losses and liabilities of whatever kind or nature, in law or in equity or otherwise, whether known or unknown, which the undersigned ever had, now has, or shall in the future have, for any reason whatsoever, arising out of or relating to facts and circumstances existing at any time prior to the execution of this Consent and General Release and at any time between the execution of this Consent and General Release and the Closing Date (as defined in Section 1.2 of the Agreement), provided, however, that nothing contained herein shall operate to release any obligations of Titan and/or the Exchanging Shareholders to the undersigned Significant Shareholder under the terms of the Agreement and further provided, however, that if Titan or any of the Exchanging Shareholders brings any legal or equitable action against Significant Shareholder, Significant Shareholder may pursue a counterclaim or an offset on any legal or equitable theory free from the terms of this General Release only against the person or entity bringing action against Significant Shareholder. If any part of this General Release is found to be illegal or invalid by any court, the validity of any remaining parts hereof shall not be affected. This General Release may not be changed orally. The obligations of this General Release are binding upon the undersigned Significant Shareholder and his heirs, devisees, beneficiaries, successors, assigns, executors, administrators and legal representatives.

         IN WITNESS WHEREOF, the undersigned hereto has duly executed this Significant Shareholder Consent and General Release as of the date first above written.

                                                 SIGNIFICANT SHAREHOLDER:


                                             Name:
                                             ---------------------------------
                                             Address:
                                             ---------------------------------

                                 EXHIBIT 3.7.1.6
                         (TITAN SHARE DISTRIBUTION LIST)

                                                                  Shares of      Percentage of      Number of
                           Shareholder Name                       W.W. Held       Titan Shares    Titan Shares
 ===========================================================  ============== =================  ===============
 1     Michael Armstrong                                              9500         0.0028                  9500
 -----------------------------------------------------------  ------------   ------------------ ---------------
   a   Michael Armstrong                                             21500         0.0063                 21500
 -----------------------------------------------------------  ------------   ------------------ ---------------
 2     Bob Cullinan                                                 284958         0.0840                284958
 -----------------------------------------------------------  ------------   ------------------ ---------------
   a   Beth Lann Cullinan                                             3000         0.0009                  3000
 -----------------------------------------------------------  ------------   ------------------ ---------------
   b   Erin Cullinan                                                  3000         0.0009                  3000
 -----------------------------------------------------------  ------------   ------------------ ---------------
   c   Mark Cullinan                                                  3000         0.0009                  3000
 -----------------------------------------------------------  ------------   ------------------ ---------------
 3     Fred Deyoe                                                   238958         0.0705                238958
 -----------------------------------------------------------  ------------   ------------------ ---------------
 4     Eakings & Snyder                                              15000         0.0044                 15000
 -----------------------------------------------------------  ------------   ------------------ ---------------
   a   Bruce Snyder                                                  10000         0.0029                 10000
 -----------------------------------------------------------  ------------   ------------------ ---------------
 5     Chuck Flaming                                                 15000         0.0044                 15000
 -----------------------------------------------------------  ------------   ------------------ ---------------
 6     Lloyd T. Frederickson, TTE Lloyd Frederickson                230350         0.0679                230350
 -----------------------------------------------------------  ------------   ------------------ ---------------
   a   Lloyd T. Frederickson, TTE Lloyd Frederickson                  6550         0.0019                  6550
 -----------------------------------------------------------  ------------   ------------------ ---------------
   b   Kirk Frederickson                                              6550         0.0019                  6550
 -----------------------------------------------------------  ------------   ------------------ ---------------
   c   Jean A. McDonald                                               6500         0.0019                  6500
 -----------------------------------------------------------  ------------   ------------------ ---------------
 7     Halling & Halling Windmill Repair                              1000         0.0003                  1000
 -----------------------------------------------------------  ------------   ------------------ ---------------
 8     Mark K. Hehnke                                                35000         0.0103                 35000
 -----------------------------------------------------------  ------------   ------------------ ---------------
 9     Randy H. Henderson                                             1500         0.0004                  1500
 -----------------------------------------------------------  ------------   ------------------ ---------------
   a   Randy Henderson                                                 800         0.0002                   800
 -----------------------------------------------------------  ------------   ------------------ ---------------
   b   Annett Jay                                                    12000         0.0035                 12000
 -----------------------------------------------------------  ------------   ------------------ ---------------
 10    Ronald Jay                                                   126797         0.0374                126797
 -----------------------------------------------------------  ------------   ------------------ ---------------
   a   Joel Jay                                                       6500         0.0019                  6500
 -----------------------------------------------------------  ------------   ------------------ ---------------
 11    Kildare Lumber Company                                        15000         0.0044                 15000
 -----------------------------------------------------------  ------------   ------------------ ---------------
 12    James D. Lawler                                              134954         0.0398                134954
 -----------------------------------------------------------  ------------   ------------------ ---------------
   a   James D. Lawler-Alexander Perlinger                            3000         0.0009                  3000
 -----------------------------------------------------------  ------------   ------------------ ---------------
   b   James D. Lawler-Elizabeth Upton                                3000         0.0009                  3000
 -----------------------------------------------------------  ------------   ------------------ ---------------
   c   James D. Lawler-Miriam Madden                                  3000         0.0009                  3000
 -----------------------------------------------------------  ------------   ------------------ ---------------
   d   James D. Lawler-Mattingling Perlinger                          3000         0.0009                  3000
 -----------------------------------------------------------  ------------   ------------------ ---------------
   e   James D. Lawler-Melissia Madden                                3000         0.0009                  3000
 -----------------------------------------------------------  ------------   ------------------ ---------------
   f   James D. Lawler-Zachary Upton                                  3000         0.0009                  3000
 -----------------------------------------------------------  ------------   ------------------ ---------------
   g   James D. Lawler-Zebediah Upton                                 3000         0.0009                  3000
 -----------------------------------------------------------  ------------   ------------------ ---------------
   h   Jim Lawler                                                      500         0.0001                   500
 -----------------------------------------------------------  ------------   ------------------ ---------------
   i   Peggy Lawler                                                 134954         0.0398                134954
 -----------------------------------------------------------  ------------   ------------------ ---------------
 13a   Raymond Leisy                                                 44705         0.0132                 44705
 -----------------------------------------------------------  ------------   ------------------ ---------------
   b   Betty Leisy and Raymond Leisy                                 12000         0.0035                 12000
 -----------------------------------------------------------  ------------   ------------------ ---------------
   c   Raymond Leisy and Betsy Leisy                                 10000         0.0029                 10000
 -----------------------------------------------------------  ------------   ------------------ ---------------
   d   Larry Leisy                                                    5000         0.0015                  5000
 -----------------------------------------------------------  ------------   ------------------ ---------------
   e   Glenn A. Mull                                                507184         0.1496                507184
 -----------------------------------------------------------  ------------   ------------------ ---------------

 EXHIBIT 3.7.1.6
 (TITAN SHARE DISTRIBUTION LIST)

 14    David L. Patton                                              290908         0.0858                290908
 -----------------------------------------------------------  ------------   ------------------ ---------------
 15a   David L. Patton & Margaret A. Patton                         841981         0.2483                841981
 -----------------------------------------------------------  ------------   ------------------ ---------------
   b   David L. Patton & Kathleen S. Patton                            900         0.0003                   900
 -----------------------------------------------------------  ------------   ------------------ ---------------
   c   David L. Patton (option shares)                               24566         0.0072                 24566
 -----------------------------------------------------------  ------------   ------------------ ---------------
 16    Edward Wade                                                  146984         0.0434                146984
 -----------------------------------------------------------  ------------   ------------------ ---------------
   a   Edward Wade                                                   45600         0.0134                 45600
 -----------------------------------------------------------  ------------   ------------------ ---------------
   b   Edward Wade                                                   18700         0.0055                 18700
 -----------------------------------------------------------  ------------   ------------------ ---------------
   c   Greg Wade                                                      3000         0.0009                  3000
 -----------------------------------------------------------  ------------   ------------------ ---------------
 17    Steve Van-Boening                                              1000         0.0003                  1000
 -----------------------------------------------------------  ------------   ------------------ ---------------
 18    Ray Ness - Building Group                                     15000         0.0044                 15000
 -----------------------------------------------------------  ------------   ------------------ ---------------
 19    Dennis Dahlkoetter - Building Group D&D Electric              10000         0.0029                 10000
 -----------------------------------------------------------  ------------   ------------------ ---------------
 20    W.M. Franken                                                  37500         0.0111                 37500
 -----------------------------------------------------------  ------------   ------------------ ---------------
 21    A.C. Boland                                                    6000         0.0018                  6000
 -----------------------------------------------------------  ------------   ------------------ ---------------
 22    Phil Farmer                                                    8000         0.0024                  8000
 -----------------------------------------------------------  ------------   ------------------ ---------------
 23    Jim Jadon                                                      2500         0.0007                  2500
 -----------------------------------------------------------  ------------   ------------------ ---------------
 24    Mark Sullivan                                                 15000         0.0044                 15000
 -----------------------------------------------------------  ------------   ------------------ ---------------
                                                   Totals:         3390399                              3390399
                                                                   =======                              =======

                                EXHIBIT 3.7.1.15
                             (Officer's Certificate)


                              OFFICER'S CERTIFICATE
                                       OF
                            W. W. CAPITAL CORPORATION
                            -------------------------

         The undersigned, Steven Zamzow, President of W. W. Capital Corporation, a Nevada corporation ("Company"), hereunto duly authorized, does hereby certify the following to Husch & Eppenberger, LLC, in connection with its rendering of an opinion regarding the federal income tax consequences to the Exchanging Shareholders of the split-off of Titan Industries, Inc., a Nebraska corporation ("Titan"), from the Company, as more fully described in the Stock Transfer and Exchange Agreement dated ______________________ ____, 2000, by and between the Company, Titan, and the Exchanging Shareholders (the "Exchange Agreement"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Exchange Agreement.

         1. The management of the Company, to the best of its knowledge, is not aware of any plan or intention by any remaining shareholder of the Company after the Split-Off who owns five percent (5%) or more of the Company's stock, to sell, exchange, transfer by gift, or otherwise dispose of any stock in the Company after the Split-Off is complete.

         2. The fair market value of the Titan stock, together with any Rights, to be received by each Exchanging Shareholder in the Split-Off will be approximately equal to the fair market value of the Company's stock, together with any Rights, surrendered by each Exchanging Shareholder.

         3. For a period of five (5) years preceding the date of the Split-Off, the Company's wholly-owned subsidiaries (Titan and W-W Manufacturing Co., Inc. ("WWM")) have been continuously engaged in the active conduct of a trade or business, without any substantial change in the type of business activity conducted or the method of conducting business during such period of time.

         4. Immediately after the Split-Off, at least 90 percent of the fair market value of the gross assets of the Company will consist of the stock and securities of WWM, which has been engaged in the active conduct of a trade or business as defined in section 355(b)(2) of the Internal Revenue Code of 1986, as amended.

         5. Following the Split-Off,  WWM will remain a wholly-owned  subsidiary
of  the  Company  and  will  continue  the  active   conduct  of  its  business,
independently of Titan and with its separate employees.

         6.There is no plan or intention by the Company, directly or through its remaining subsidiary (WWM), to purchase any of its outstanding stock after the Split-Off, other than through stock purchases meeting the requirements under Rev. Proc. 96-30.

         7. There is no plan or intention to liquidate the Company, to merge the Company or WWM with any other corporation, or to sell or otherwise dispose of the assets of the Company or WWM after the Split-Off, except in the ordinary course of business, or a transaction after the Split-Off with an affiliated entity which will not result in the non-application of Section 355(a)(1) of the Code.

         8. Payments to be made in connection with any inter-corporate indebtedness between Company and Titan and any other continuing transactions, if any, between the parties will be for fair market value based on the terms and conditions arrived at by the parties bargaining at arm's length.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this ____ day of _________________, 2000.


                                ___________________________________
                                Steven Zamzow
                                President, W. W. Capital Corporation


STATE OF COLORADO )
                  )  SS
COUNTY OF DENVER  )

         On this  ______ day of  __________________,  2000,  before me, a Notary
Public, personally appeared Steven Zamzow, to me known to be the person described in and who executed the foregoing Officer's Certificate and acknowledged that he executed the same as his free act and deed.

         IN WITNESS WHEREOF, I have hereunder set my hand and affixed my official seal at my office in _____________________________________, the day and year last above written.


                                  -------------------------------------
                                  Notary Public

My commission expires:

                                 EXHIBIT 3.7.2.3
                              (Transmittal Letter)


                              LETTER OF TRANSMITTAL

          For Shares of Common Stock and Rights Exercisable to Acquire
                             Shares of Common Stock
                                       of
                            W.W. CAPITAL CORPORATION

             Pursuant to the Stock Transfer and Exchange Agreement,
                     dated as of _______________ ___ , 2000

--------------------------------------------------------------------------------
THIS LETTER OF TRANSMITTAL SHOULD BE COMPLETED, SIGNED AND SENT TO THE PERSON NAMED BELOW, TOGETHER WITH YOUR ENDORSED STOCK CERTIFICATE(S) NO LATER THAN DECEMBER 8, 2000.
--------------------------------------------------------------------------------
                            To: Nathan L. Stone, Esq.
                      By mail, hand or overnight delivery:

                              Nathan L. Stone, Esq.
                              Jones & Keller, P.C.
                               World Trade Center
                            1625 Broadway, Suite 1600
                             Denver, Colorado 80202
                              Telephone Inquiries:
                                 1-303-573-1600

--------------------------------------------------------------------------------
Certificate(s) Enclosed (Attach list if necessary)
--------------------------------------------------------------------------------
Name(s) and Address(es) of Registered Holder(s)
           (Please fill in)

                                                                    Number of
                                                                     Rights
                                                     Number of     Convertible
                                                      Shares       into  Shares
                                    Certificate    Represented     Represented
                                      Number     by Certificate   by Certificate
                                    ------------ --------------- ---------------


                                    ------------ --------------- ---------------


                                    ------------ --------------- ---------------


                                    ------------ --------------- ---------------


                                    ------------ --------------- ---------------


                                    ------------ --------------- ---------------


                                    ------------ --------------- ---------------


                                    ------------ --------------- ---------------


                                    ------------ --------------- ---------------
                                     Total
                                 Shares/Rights:
                                    ------------ --------------- ---------------

I have lost my certificate(s) for _________ Certificate(s) and require assistance with respect to obtaining a replacement Certificate(s). (See Instruction 4).
--------------------------------------------------------------------------------

                PLEASE READ THE FOLLOWING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         In accordance with the terms of the Stock Transfer and Exchange Agreement dated as of_________ ___, 2000, by and among W.W. Capital Corporation, a Nevada corporation (the "Company"), Titan Industries, Inc., a Nebraska corporation ("Titan") and certain shareholders of the Company (the "Agreement"), the undersigned hereby surrenders to Jones & Keller, P.C., as counsel to the Company (the "Agent"), the certificates described below formerly representing
(i) shares (the "Shares") of Common Stock, par value $0.01 per share (collectively, "Common Stock"), of the Company, and (ii) rights convertible into Shares ("Rights"). The certificates accompanying this Letter of Transmittal are being surrendered in exchange for the number of shares of Common Stock of Titan, par value $1.00 per share ("Titan Common Stock"), calculated as set forth in
Exhibit 3.7.1.6 to the Agreement for each share of common stock represented by the enclosed certificates (the "Exchange Consideration").

         The undersigned hereby warrants that the undersigned has full power and authority to surrender the certificates delivered herewith, that the Common Stock and Rights represented thereby is free and clear of all liens, charges, encumbrances, pledges, security interests, or other obligations, and that such certificates and Common Stock and Rights will not be subject to any adverse claim. Upon request, the undersigned hereby agrees to execute and deliver any additional documents deemed necessary or desirable by the Agent to complete the surrender of the certificates.

               -----------------------------------------------------------------

              ALL SUBMITTERS MUST SIGN IN THE SPACE PROVIDED BELOW

               .................................................................
               .................................................................

                          Signature(s) of Submitter(s)

               (Must be signed by the Registered Holder(s) exactly as name(s) appear(s) on Certificate(s) or by person(s) authorized to become registered holder(s) by certificate(s) and document(s) transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or another acting in a fiduciary or representative capacity, please set forth full title and information. (See Instruction 3.)

               Dated............................................................

               Name(s)..........................................................

               .................................................................
                                 (Please Print)

               Capacity.........................................................

               Address..........................................................

               .................................................................
                                                                      (Zip Code)
               Telephone Number................................................
                               (Include Area Code)

               Tax Identification or
               Social Security No..............................................

               ----------------------------------------------------------------

                  THE FOLLOWING INSTRUCTIONS MUST BE FOLLOWED.

         1. Delivery of Letter of Transmittal and Certificate(s). This Letter of Transmittal, completed, signed and dated, must be used in connection with a delivery and surrender of Certificate(s). A Letter of Transmittal and such Certificate(s) must be received by the Agent, in satisfactory form, no later than December 8, 2000, in order to make an effective surrender. Surrender may be made by mail or by hand delivery to Jones & Keller, P.C., as Agent, at the respective addresses shown on this Letter of Transmittal. An envelope addressed to the Agent is enclosed for your convenience.

         The method of delivery of Certificate(s) and other documents is at the election and risk of the transmitting shareholder. In order to protect against loss, if delivery is made by mail, registered mail with return receipt requested, properly insured, is recommended.

         2. Delivery of the Shares. The shares of Titan Common Stock payment of the Exchange Consideration will be issued in the name of the person(s) signing this Letter of Transmittal and will be sent to such person at the address shown on the records of the Company. (See also Instruction 3.)

         3. Signatures, Powers and Endorsements. In all cases, this Letter of Transmittal and the transmitted Certificate(s) must be endorsed and/or accompanied by appropriate separate powers. Such endorsements(s) must be exactly the same as the name of the Registered Holder(s) appears on the face of such Certificate(s), without alteration or any change whatsoever. If the Certificate(s) transmitted hereby are registered in the name of two or more joint holders, all such holders must sign this Letter of Transmittal and the Certificate(s). If this Letter of Transmittal, endorsements or Certificate(s) transmitted hereby or powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, agents or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Agent of their authority so to act must be submitted.

         If surrendered Certificate(s) are registered in different ways on several Certificate(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Certificate(s).

         4. Lost Certificates. If you have lost any of your Certificate(s) for Shares or Rights, please complete (noting your loss of Certificates on the front hereof), date, sign and deliver this Letter of Transmittal to the Agent along with those Certificates for the Shares or Rights in your possession. You will receive further instructions.

         5. Questions of Validity; Waiver. All questions as to the validity, form and eligibility of Certificate(s) surrendered will be determined by the Agent, except for questions as to irregularities or defects in the surrender of any Certificate(s), which will be determined by the Company. The Company reserves the right to waive any irregularities or defects in the surrender of any Certificate(s). The Agent's interpretations of the terms and conditions of this Letter of Transmittal (including these instructions) shall be final and binding. Any irregularities in connection with the surrender of Certificate(s) must be cured within such time as the Agent shall determine, unless waived. A surrender will not be deemed to have been made until all irregularities and defects have been cured or waived.

         6.    Additional   Copies.   Additional   copies  of  this   Letter  of
Transmittal may be obtained from the Agent at the address listed on the face hereof.

         7. Inadequate Space. In the space provided on this Letter of Transmittal is inadequate, the Certificate numbers and numbers of Shares and/or Rights should be listed on a separate signed schedule affixed hereto.

         Important: This Letter of Transmittal hereof, appropriately completed and signed, together with Certificate(s) for surrendered Shares and/or Rights and all other required documents, must be received by the Agent before payment of the Exchange Consideration can be made.

                                   EXHIBIT 4.2
                          (Company Corporate Authority)
The Company's ability to consummate the transactions contemplated by this Agreement is contingent upon obtaining the approval of Wells Fargo Business Credit (formally Norwest Business Credit). Wells Fargo Business Credit has indicated that it will provide the necessary approval upon the condition that Titan repay all sums due and owing by Titan to Wells Fargo Business Credit at Closing, or has made other arrangements acceptable to Wells Fargo Business Credit.

                                   EXHIBIT 4.3
                              (Company Tax Matters)

The Tennessee Secretary of State has issued a Notice of Determination relating to Eagle Enterprises, Inc., pursuant to which the Tennessee Secretary of States office has determined that grounds for corporate dissolution and/or the revocation of Eagle's authority to do business in Tennessee exist. This notice was issued due to the Company's alleged failure to file Eagle's Annual Corporate Report in 1998.

Problems exist due to the merger between Eagle Enterprises and WW Manufacturing in October, 1998. The Company is in the process of resolving this matter with the Tennessee Secretary of States office and all reports are in the process of being filed. The Company does not expect to be assessed penalties or interest as a result of this matter.

                                   EXHIBIT 4.4
             (Company Pending or Threatened Actions or Proceedings)

Kirk Fredrickson, of McDonald and Fredrickson, a professional corporation (the "Firm"), has indicated that the Firm may initiate legal proceedings against the Company to collect sums allegedly due and owing for services purportedly performed on behalf of the Company. The Company is informed that this dispute has been resolved. However, should the Firm, for any reason, elect to proceed with an action, the Company is currently of the opinion that no basis, in law or fact, exists to support any such action.

Except for the foregoing, there are currently no actions or proceedings (whether or not purportedly on behalf of the Company) pending or threatened by or against the Company which might result in any material adverse change in the condition, financial or otherwise, of the Company's business or assets.

                                   EXHIBIT 4.7
                         (Company Liens or Encumbrances)

The Company has good and marketable title to the Titan Shares, free of any material mortgages, security interests, pledges, easements or encumbrances of any kind whatsoever; save and except for restrictions imposed by or on account of federal and state securities laws.

                                   EXHIBIT 5.5
    (Exchanging Shareholders' Shares and Rights and Related Representations)






                                     None.

                                   EXHIBIT 6.1
                 (Form Exchanging Shareholder Lock-Up Agreement)



                             EXCHANGING SHAREHOLDER
                                LOCK-UP AGREEMENT

     THIS EXCHANGING SHAREHOLDER LOCK-UP AGREEMENT (the "Agreement") is made and entered into as of __________ ____, 2000 by and among W.W. Capital Corporation, a Nevada corporation (the "Company"), Titan Industries, Inc., a Nebraska corporation ("Titan") and the undersigned Exchanging Shareholder ("Exchanging Shareholder").

                                    RECITALS

         A. The Company, Titan and the Exchanging Shareholder have entered into a Stock Transfer and Exchange Agreement (the "Exchange Agreement"), which Agreement provides for the split-off (the "Split-Off") of Titan Industries, Inc. ("Titan") by the Company to a group of existing Company shareholders, including the Exchanging Shareholder. The Split-Off is intended to qualify as a tax-free distribution of stock and securities of a controlled corporation under Section 355 of the Internal Revenue Code of 1986, as amended (the "Code").

         B. The Exchanging Shareholder will, as a result of the Split-Off, receive shares of Titan common stock, $1.00 par value ("Titan Stock"), in exchange for all of the Exchanging Shareholder's shares of Company stock, $0.01 par value (the "Company Stock"), together with all options, warrants and other rights ("Rights") exercisable to acquire and/or convertible into shares of Company Stock, if any.

         C. The Exchanging Shareholder understands that, because of certain restrictions placed upon the sale or transfer of the Titan Stock resulting in a change of control of Titan following consummation of the Split-Off by Section 355 of the Code, the shares of Titan Stock beneficially owned by the Exchanging Shareholder may be disposed of only in conformity with the limitations described herein.

         NOW THEREFORE, the parties agree as follows:

         1. Agreement to Retain Shares. The Exchanging Shareholder agrees not to transfer, sell, or otherwise dispose of or direct or cause the sale, transfer or other disposition of, and further agrees not to enter into any agreements to transfer, sell or otherwise dispose of or direct or cause the sale, transfer or other disposition of, any shares of Titan Stock held by the Exchanging Shareholder or on the Exchanging Shareholder's behalf, whether owned on the date hereof or after acquired, for a period of two (2) years following the Closing of the Split-Off, without the Company's express written consent, which consent will not be unreasonably withheld.

                  Consent will be deemed to be unreasonably withheld if withheld for any purpose other than to prevent the adverse effect such proposed sale or exchange may have on the Company under the provisions of Section 355 of the Code.

         2. Representations, Warranties and Covenants of Exchanging Shareholder.
         -----------------------------------------------------------------------
 The Exchanging Shareholder represents, warrants and covenants as follows:

                  (a) The Exchanging Shareholder has full power and authority to execute this Agreement, to make the representations, warranties and covenants herein contained and to perform the Exchanging Shareholder's obligations hereunder.

                  (b) For a period of two (2) years following the Closing of the Split-Off the Exchanging Shareholder will not sell, transfer, or otherwise dispose of, or make any offer or agreement relating to any of the foregoing with respect to, any Titan Stock, without first providing the Company with advance written notice of the proposed transaction ("Notice"), including the number of shares of Titan Stock involved, the name of the proposed transferee, and the proposed effective date of the transaction, and without obtaining the Company's advance written consent as required by Section 1 above. The Company will provide the requested written consent, or, alternatively, its written objection setting forth the basis for its objection, within fifteen (15) calendar days following receipt by the Company of the Notice.

                  (c) For a period of two (2) years following the Closing of the Split-Off the Exchanging Shareholder will not sell, transfer, or otherwise dispose of, or make any offer or agreement relating to any of the foregoing with respect to, any Titan Stock, except in accordance with the contractual restrictions set forth herein and in the Exchange Agreement; provided, however, that nothing contained herein shall be construed to preclude a transfer of Titan Stock by the Exchanging Shareholder to a Family Member that does not constitute a sale or exchange, provided, however, that the Exchanging Shareholder must provide notice of the proposed transfer to the Company in accordance Section 2(b) above, and the transferee Family Member must, as a condition to transfer, execute and agree to be bound by the terms of this Agreement. For purposes of this Agreement, Family Member means (i) any member of the family (within the meaning of IRC ss. 267(c)(4)) of an Exchanging Shareholder; (ii) any trust for the exclusive benefit of any person described in clause (i) of this Section 2(c), provided, however, that in determining if the trust is for the exclusive benefit of any person described in clause (i) of this Section 2(c) there shall be disregarded all contingent interests in favor of other persons if the aggregate actuarially adjusted value of all such contingent interests in favor of others is less than 3% of the value of the trust estate at the time of the transfer of the percentage interest to the trust; (iii) any custodial account for the benefit of any persons described in clause (i) of this Section 2(c) under any state's uniform gifts or transfers to minors law or similar law; (iv) the probate estate of persons described in clause (i) of this Section 2(c); and
(v) any corporation, limited liability company, partnership or other entity wholly owned by one or more persons described in clauses (i) through (iv) of this Section 2(c).

         3. Legend and Stop Transfer Orders. The Exchanging Shareholder also understands and agrees that stop transfer instructions will be given to Titan's transfer agent with respect to certificates evidencing shares of Titan Stock and that there will be placed on the certificate evidencing said shares legends stating in substance:

                  PURSUANT TO THE TERMS OF A STOCK TRANSFER AND EXCHANGE AGREEMENT (THE"AGREEMENT") DATED AS OF______________ __, 2000, AMONG W.W. CAPITAL CORPORATION, A NEVADA CORPORATION (THE "COMPANY"), TITAN INDUSTRIES, INC., A NEBRASKA CORPORATION, AND CERTAIN SHAREHOLDERS OF THE COMPANY, THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE EFFECT TO ANY ATTEMPTED SALE, TRANSFER OR ASSIGNMENT, FOR A PEROID OF TWO (2) YEARS FOLLOWING THE CLOSING OF THE SPLIT-OFF CONTEMPLATED BY THE AGREEMENT WITHOUT THE ADVANCE WRITTEN CONSENT OF THE COMPANY. UPON THE WRITTEN REQUEST OF THE HOLDER OF THIS CERTIFICATE, THE ISSUER AGREES TO REMOVE THE RESTRICTIVE LEGEND (AND ANY STOP ORDER PLACED WITH THE TRANSFER AGENTS) WHEN THIS REQUIREMENT HAS BEEN MET.

Titan agrees to remove such stop transfer instructions made to the transfer agent, authorize its transfer agent to remove such restrictive legend and release such shares of Titan Stock only on a date that is two (2) years after the Closing of the Split-Off as those terms are defined in the Agreement.

         4. Indemnification. The Exchanging Shareholder shall defend, indemnify and hold the Company harmless against and in respect of any damage, loss, liability, cost or expense, including, but not limited to, any taxes, penalties and/or interest incurred by, or imposed on, the Company under the provisions of the Code, including Section 355 thereof, due to the Exchanging Shareholder's breach of this Agreement, expert witness fees and reasonable attorneys' fees, whether or not recoverable under applicable state law, resulting or arising from or incurred in connection with, any misrepresentation or nonfulfillment or nonperformance of any agreement on the part of the Exchanging Shareholder under this Agreement, or any actions, suits, proceedings, damages, assessments, judgments, costs or expenses incident to any of the foregoing.

         5.       Miscellaneous.
                  -------------

                  (a) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                  (b) Binding Agreement. This Agreement will inure to the benefit of and be binding upon and enforceable against the parties and their successors and assigns, including administrators, executors, representatives, heirs, legatees and devisees of the Exchanging Shareholder and pledgees holding Titan Stock as collateral. This Agreement is made pursuant and subject to the Exchange Agreement.

                  (c) Waiver. No waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing and signed by each party hereto.

                  (d) Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Nebraska.

                  (e) Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

                  (f) Third Party Reliance. Counsel to and independent auditors for the parties shall be entitled to rely upon this Agreement.

                  (g) Attorneys' Fees. In any action brought for declaratory relief or to enforce any of the provisions or rights or obligations under this Agreement, the unsuccessful party to such proceeding, shall pay the successful party all statutorily recoverable costs, expenses and reasonable attorneys' fees incurred by the successful party, including, without limitation, costs, expenses, and fees on any appeals and the enforcement of any award, judgment or settlement obtained, such costs, expenses and attorneys' fees shall be included as part of the judgment. The successful party shall be that party who obtained substantially the relief or remedy sought, whether by judgment, compromise, settlement or otherwise.



                  (THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK)

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.



W.W. CAPITAL CORPORATION            EXCHANGING SHAREHOLDER:



By:
   -------------------------------  --------------------------------------
Name:  Steve Zamzow                 Name:  -------------------------------
Title: President                    Title: -------------------------------
                                    Exchanging Shareholder's Address for Notice:




TITAN INDUSTRIES, INC.



By:
   -----------------------------------------------------------------------
Name:    Ronald Jay
Title:   President

                                   EXHIBIT 6.3
                            (Titan Lock-Up Agreement)

                             TITAN INDUSTRIES, INC.
                                LOCK-UP AGREEMENT

     THIS TITAN INDUSTRIES, INC. LOCK-UP AGREEMENT (the "Agreement") is made and entered into as of ______________ _____, 2000 by and among W.W. Capital Corporation, a Nevada corporation (the "Company") and Titan Industries, Inc., a Nebraska corporation ("Titan").

                                    RECITALS

         A. The Company, Titan and certain shareholders of the Company (the "Exchanging Shareholders") have entered into a Stock Transfer and Exchange Agreement (the "Exchange Agreement"), which Agreement provides for the split-off (the "Split-Off") of Titan Industries, Inc. ("Titan") by the Company to the Exchanging Shareholders. The Split-Off is intended to qualify as a tax-free distribution of stock and securities of a controlled corporation under Section 355 of the Internal Revenue Code of 1986, as amended (the "Code").

         B. The Exchanging Shareholders will, as a result of the Split-Off, receive 7,500 pre-split or 3,390,399 post-split shares of Titan common stock, $1.00 par value ("Titan Shares"), in exchange for all of the Exchanging Shareholders' shares of Company stock, $0.01 par value (the "Company Stock"), together with all options, warrants and other rights ("Rights") exercisable to acquire and/or convertible into shares of Company Stock.

         C. Titan understands that, because of certain restrictions placed upon the sale or transfer of the Titan Stock resulting in a change in control of Titan following consummation of the Split-Off by Section 355 of the Code, the issuance by Titan of additional shares of Titan common stock or other equity securities of Titan, and/or the issuance by Titan of any Rights convertible into common stock or other equity securities of Titan may be undertaken by Titan only in conformity with the limitations described herein.

         NOW THEREFORE, the parties agree as follows:

         1. Agreement to Refrain From Issuing Securities. Titan agrees not to sell, grant, gift or otherwise issue, or enter into any agreements to sell, grant, gift or otherwise issue, any shares of its common stock or any other form of equity security, or any Rights convertible into shares of its common stock or any other form of equity security, for a period of two (2) years following the Closing of the Split-Off, without the Company's express written consent, which consent will not be unreasonably withheld. Titan further agrees that it will not engage in any transaction, or enter into any agreement to enter into any transaction, which would result in gain recognition by the Company under Section 355(e) of the Code, or violate the requirements of Section 355(b) of the Code.

                  Consent will be deemed to be unreasonably withheld if withheld for any purpose other than to prevent the adverse effect such issuance may have on the Company under the provisions of Section 355 of the Code.

         2.       Representations,  Warranties  and Covenants of Titan.
                  ----------------------------------------------------
 Titan  represents,  warrants and covenants as follows:

                  (a) This Agreement has been duly authorized by all necessary corporate action on behalf of Titan, has been duly executed and delivered by authorized officers of Titan, and is a valid and binding agreement on the part of Titan that is enforceable against Titan in accordance with its terms.

                  (b) For a period of two (2) years following the Closing of the Split-Off, Titan will not sell, grant, gift or otherwise issue, or enter into any agreements to sell, grant, gift or otherwise issue, any shares of its common stock or any other form of equity security, or any Rights convertible into shares of its common stock or any other form of equity security, or engage in any transaction, or enter into any agreement to enter into any transaction, which would result in gain recognition by the Company under Section 355(e) of the Code or violate the requirements of Section 355(b) of the Code, without first providing the Company with advance written notice of the proposed transaction ("Notice"), including the type, class and number of shares of Titan common stock or other equity security or assets involved, the name of the proposed recipient or material terms of and participants involved in the proposed transaction, and the proposed effective date of the transaction, and without obtaining the Company's advance written consent as required by Section 1 above. The Company will provide the requested written consent, or, alternatively, its written objection setting forth the basis for its objection, within fifteen (15) calendar days following receipt by the Company of the Notice.

                  (c) Titan will not sell, grant, gift or otherwise issue, or enter into any agreements to sell, grant, gift or otherwise issue, any shares of its common stock or any other form of equity security, or any Rights convertible into shares of its common stock or any other form of equity security, or engage in any transaction, or enter into any agreement to enter into any transaction, which would result in gain recognition by the Company under Section 355(e) of the Code or violate the requirements of Section 355(b) of the Code, except in accordance with the contractual restrictions set forth herein and in the Exchange Agreement.

                  (d) Titan hereby acknowledges that each of the Exchanging Shareholders has executed and entered into a Lock-up Agreement ("Exchanging Shareholder Lock-up Agreement") with Titan and the Company, copies of which have been provided to Titan. Titan shall not authorize, give effect to, recognize or otherwise carry out on its books, any transfer, sale or other disposition of shares of Titan common stock, or any other equity security relating to Titan, by any Exchanging Shareholder in violation of the terms and provisions of the Exchanging Shareholder's Exchanging Shareholder Lock-up Agreement.

         3. Indemnification.
         -------------------
Titan shall defend, indemnify and hold the Company harmless against and in respect of any damage, loss, liability, cost or expense, including, but not limited to, any taxes, penalties and/or interest incurred by, or imposed on, the Company under the provisions of the Code, including Section 355 thereof, due to Titan's breach of this Agreement, expert witness fees and reasonable attorneys' fees, whether or not recoverable under applicable state law, resulting or arising from or incurred in connection with, any misrepresentation or nonfulfillment or nonperformance of any agreement on the part of Titan under this Agreement, or any actions, suits, proceedings, damages, assessments, judgments, costs or expenses incident to any of the foregoing.

         4.  Miscellaneous.
             -------------

                  (a) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                  (b) Binding Agreement. This Agreement will inure to the benefit of and be binding upon and enforceable against the parties and their successors and assigns. This Agreement is made pursuant and subject to the Exchange Agreement.

                  (c) Waiver. No waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing and signed by each party hereto.

                  (d) Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Nebraska.

                  (e) Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

                  (f)    Third  Party  Reliance.   Counsel  to  and  independent
auditors for the parties shall be entitled to rely upon this Agreement.

                  (g) Attorneys' Fees. In any action brought for declaratory relief or to enforce any of the provisions or rights or obligations under this Agreement, the unsuccessful party to such proceeding, shall pay the successful party all statutorily recoverable costs, expenses and reasonable attorneys' fees incurred by the successful party, including, without limitation, costs, expenses, and fees on any appeals and the enforcement of any award, judgment or settlement obtained, such costs, expenses and attorneys' fees shall be included as part of the judgment. The successful party shall be that party who obtained substantially the relief or remedy sought, whether by judgment, compromise, settlement or otherwise.


               (THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK)

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.



W.W. CAPITAL CORPORATION            TITAN INDUSTRIES, INC.


By:                                   By:
   -------------------------------       ------------------------------------
Name:    Steve Zamzow                 Name:  Ronald Jay
Title:   President                    Title: President

                                   EXHIBIT 6.4
                           (Company Lock-Up Agreement)



                                     COMPANY
                                LOCK-UP AGREEMENT

         THIS COMPANY LOCK-UP AGREEMENT (the "Agreement") is made and entered into as of _______________ ____, 2000 by and among W.W. Capital Corporation, a Nevada corporation (the "Company") and Titan Industries, Inc., a Nebraska corporation ("Titan"), for itself and for the benefit of the Exchanging Shareholders defined below.

                                    RECITALS

         A. The Company, Titan and certain shareholders of the Company (the "Exchanging Shareholders") have entered into a Stock Transfer and Exchange Agreement (the "Exchange Agreement"), which Agreement provides for the split-off (the "Split-Off") of Titan Industries, Inc. ("Titan") by the Company to the Exchanging Shareholders. The Split-Off is intended to qualify as a tax-free distribution of stock and securities of a controlled corporation under Section 355 of the Internal Revenue Code of 1986, as amended (the "Code").

         B. The Exchanging Shareholders will, as a result of the Split-Off, receive 7,500 pre-split or 3,390,399 post-split shares of Titan common stock, $1.00 par value ("Titan Shares"), in exchange for all of the Exchanging Shareholders' shares of Company stock, $0.01 par value (the "Company Stock"), together with all options, warrants and other rights ("Rights") exercisable to acquire and/or convertible into shares of Company Stock.

         C. The Company understands that, because of certain restrictions placed upon the sale or transfer of the Company common stock resulting in a change in control of the Company following consummation of the Split-Off by Section 355 of the Code, the issuance by the Company of additional shares of Company common stock or other equity securities of the Company, and/or the issuance by the Company of any Rights convertible into common stock or other equity securities of Company may be undertaken by the Company only in conformity with the limitations described herein.

         D. The Company further understands that, because of certain continuity of interest provisions contained in Section 355 of the Code, prior to and in connection with the Split-Off, and for a period of two (2) years thereafter, the Company will be prohibited from redeeming or otherwise acquiring any Company common stock, and from making any distributions with respect to its stock described in Treasury Regulation Section 1.368-1(e)(1)(ii) that would result in a violation of continuity of interest.

         NOW THEREFORE, the parties agree as follows:

                  1. Agreement to Refrain From Certain Transactions. The Company hereby agrees that after the Split-Off it will not engage in any transaction, or enter into any agreements to enter into any transaction, which would result in gain recognition by either Titan or the Exchanging Shareholders by causing
Section 355(a)(1) of the Code to be inapplicable. The Company further agrees that prior to and in connection with the Split-Off, and for a period of two (2) years beginning on the effective date of the Split-Off, the Company will not redeem or otherwise acquire any Company common stock and will not have made any distributions with respect to its stock described in Treasury Regulation
Section 1.368-1(e)(1)(ii) without Titan's express written consent, which consent will not be unreasonably withheld. Consent will be deemed to be unreasonably withheld if withheld for any purpose other than to prevent the incurrence of income taxation by the Exchanging Shareholders or Titan under the provisions of
Section 355 of the Code.

         2.       Representations,  Warranties and Covenants of the Company.
                  ---------------------------------------------------------
 The Company represents,  warrants and covenants as follows:

                  (a) This Agreement has been duly authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by authorized officers of the Company, and is a valid and binding agreement on the part of the Company that is enforceable against the Company in accordance with its terms.

                  (b) From the date of this Agreement and after the Split-Off, the Company will not engage in any transaction, or enter into any agreements to enter into any transaction, which would result in gain recognition by either Titan or the Exchanging Shareholders by causing Section 355(a)(1) of the Code to be inapplicable.

                  (c) Prior to and in connection with the Split-Off, and for a period of two (2) years beginning on the effective date of the Split-Off, the Company will not redeem or otherwise acquire any Company common stock and will not have made any distributions with respect to its stock described in Treasury Regulation Section 1.368-1(e)(1)(ii) without first providing Titan with advance written notice of the proposed transaction ("Notice"), including the number of shares of Company common stock involved, the name of the proposed transferee, and the proposed effective date of the transaction, and without obtaining Titan's advance written consent as required in Section 1 above. Titan will provide the requested written consent, or, alternatively, its written objection setting forth the basis for its objection, within fifteen (15) calendar days following receipt by Titan of the Notice.

         3. Indemnification.
         -------------------
The  Company  shall  defend,   indemnify  and  hold  Titan  and  the  Exchanging
Shareholders harmless against and in respect of any damage, loss, liability, cost or expense, including, but not limited to, any taxes, penalties and/or interest incurred by, or imposed on, Titan and/or the Exchanging Shareholders as a result of the non-applicability of the provisions of Section 355(a)(1) of the Code due to the Company's breach of this Agreement, expert witness fees and reasonable attorneys' fees, whether or not recoverable under applicable state law, resulting or arising from or incurred in connection with, any misrepresentation or nonfulfillment or nonperformance of any agreement on the part of the Company under this Agreement, or any actions, suits, proceedings, damages, assessments, judgments, costs or expenses incident to any of the foregoing.

         4. Miscellaneous.
         -----------------

                  (a) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.


                  (b) Binding Agreement. This Agreement will inure to the benefit of and be binding upon and enforceable against the parties and their successors and assigns. This Agreement is made pursuant and subject to the Exchange Agreement.

                  (c) Waiver. No waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing and signed by each party hereto.

                  (d) Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Nebraska.

                  (e) Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

                  (f)    Third  Party  Reliance.   Counsel  to  and  independent
auditors for the parties shall be entitled to rely upon this Agreement.

                  (g) Attorneys' Fees. In any action brought for declaratory relief or to enforce any of the provisions or rights or obligations under this Agreement, the unsuccessful party to such proceeding, shall pay the successful party all statutorily recoverable costs, expenses and reasonable attorneys' fees incurred by the successful party, including, without limitation, costs, expenses, and fees on any appeals and the enforcement of any award, judgment or settlement obtained, such costs, expenses and attorneys' fees shall be included as part of the judgment. The successful party shall be that party who obtained substantially the relief or remedy sought, whether by judgment, compromise, settlement or otherwise.


                (THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK)

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.



W.W. CAPITAL CORPORATION                    TITAN INDUSTRIES, INC.




By:                                         By:
   --------------------------------------      ---------------------------------
Name: Steve Zamzow                          Name:  Ronald Jay
Title:   President                          Title: President

--------------------------------------------------------------------------------

                                   APPENDIX II

--------------------------------------------------------------------------------

DUE DILIGENCE, INC.


October 16, 2000

Board of Directors
WW Capital Corporation
3500 JFK Parkway, Suite 202
Fort Collins, Colorado 80525

Members of the Board:

The purpose of this fairness opinion is to provide the board of directors of WW Capital Corporation and its shareholders with an opinion as to the fairness of the split-off of WW Capital's subsidiary, Titan Industries, Inc., as of June 30, 2000.

This opinion is to the fairness, from a financial point of view, to the holders of the outstanding shares of common stock of WW Capital Corporation, for 100% of the issued and outstanding shares of the company's wholly-owned subsidiary, Titan Industries, Inc. ("Titan") that are transferred to a specific group of existing company shareholders ("Titan Shareholders") in exchange for all of the Titan shareholders' ownership interest in the company ("split off").

Titan Shareholder ownership interest is 3,390,399 shares, or approximately 61.2% of the company's issued and outstanding $0.01 par value common stock, after exercise of common stock purchase options. The split-off is structured as a tax-free distribution of stock under ss.355 of the Internal Revenue Code of 1986. The Titan shareholders are also surrendering for cancellation Common Stock Purchase Options exercisable to acquire in the aggregate, an additional 129,934 shares of Company Common Stock. After the split-off, the Titan shareholders will acquire $850,000 and all of the Titan assets, and liabilities including an outstanding inter-company receivable for $200,000.

Due Diligence, Inc. has reviewed the proposed transaction in conjunction with a fairness opinion, and has:

1) Reviewed the terms of the transaction split-off with management, company counsel, auditors, and accountants.

2) Reviewed publicly-available financial documents relevant to the split-off. This included review of publicly available information about similar companies and the trading markets for their securities. This review excluded audits and detailed inspections of financial information, or estimates of the fair market value of tangible assets.

3)     Discussed  with  management  the company,  its past and present  business
       operations,   financial  condition,  prospects,  assets,  and  subsidiary operations.

4) Used the following approaches to valuation: (a) capitalization of excess earnings; (b) book accounting value; (c) adjusted going-concern. The final value was a blended (without weights) calculation of capitalized earnings, book value, and acquisition premium for an unbiased estimate of fair value for the split-off.

Due Diligence, Inc. in rendering this opinion has assumed, without independent verification, the accuracy and completeness of the financial and other information and representations contained in publicly available materials provided us by WW Capital, including discussion with management. Also, the value is effective on June 30, 2000, and events subsequent to that date are not considered or applied retroactively. Information was insufficient to permit estimation of value based on future revenues, income, or cash flows. No detailed analysis of line items in the chart of accounts was performed or compared with industry averages.

This fairness opinion was developed with no bias with respect to the parties in the transaction. No officer, director, executive or employee of Due Diligence, Inc. has a financial interest in the transaction, and the fees paid Due Diligence, Inc. are not contingent on any use of this report.

Due Diligence, Inc. has no further financial advisory relationship with WW Capital. The split-off and consideration to be received by the company in conjunction therewith is, in our opinion, fair to the shareholders of WW Capital based on the foregoing discussion and our experience in such transactions.


Sincerely,


Charles F. Bacon
Due Diligence, Inc.

                   FAIRNESS OPINION OF WW CAPITAL CORPORATION
================================================================================
                             WW Capital Corporation
            3500 JFK Parkway, Suite 202, Fort Collins Colorado 80525
               Telephone: (970) 207-1100 Facsimile: (970) 207-1115

Summary
================================================================================
This report by Due Diligence, Inc. constitutes a Fairness Opinion which has been prepared for WW Capital Corporation ("WW Capital" or the "Company"), a publicy-held corporation located in Fort Collins, Colorado.

Due Diligence, Inc. has been engaged by the Board of Directors (the "Board") of W.W. Capital Corporation to provide a "Fairness Opinion" to be evaluated by the Board in conjunction with a proposed transaction whereby 100% of the issued and outstanding shares of the Company's wholly-owned subsidiary, Titan Industries, Inc. ("Titan"), are transferred to a specific group of existing Company shareholders (the "Titan Shareholders") in exchange for all of the Titan Shareholders' ownership interest in the Company (hereinafter referred to as the "Split-Off'). The Titan Shareholders' ownership interest in the Company consists of 3,390,399 shares, or approximately 61.2%, of the Company's issued and outstanding $0.01 par value common stock ("Common Stock"), after giving effect to the exercise of outstanding Common Stock Purchase Options currently held by certain Titan Shareholders. The Titan Shareholders are also surrendering for cancellation Common Stock Purchase Options exercisable to acquire, in the aggregate, an additional 129,934 shares of Company Common Stock. Following consummation of the Split-Off, the Titan Shareholders will own all of Titan's assets and liabilities, including an outstanding intercompany receivable in the approximate amount of $200,000, together with the sum of $850,000. As currently contemplated, the Split-Off is to be structured as a tax-free distribution of stock of a controlled corporation under ss.355 of the Internal Revenue Code of 1986, as amended.

The reported purpose of this "Fairness Opinion" is to provide a financial opinion to the Board to be utilized in determining the fairness of the Split-Off to WW Capital and its shareholders from a financial point of view. This "Fairness Opinion" addresses and discusses the analysis and financial inspection performed by Due Diligence, Inc. and the respective findings made by Due Diligence, Inc.

For purposes of this report, WWM refers to the combination of WW Manufacturing, Inc. and Eagle Enterprises, Inc., and Titan refers to Titan Industries, Inc.

The standard of value utilized in this report is "fair market value", which is defined in valuation standards and Internal Revenue Ruling 59-60 as "the price at which the property would change hands between a willing buyer and a willing seller when the former is not under any compulsion to buy and the latter is not under any compulsion to sell, both parties having reasonable knowledge of relevant facts." This Revenue Ruling adds: "Court decisions frequently state in addition that the hypothetical buyer and seller are assumed to be able, as well as willing, to trade and to be well informed about the property and concerning the market for such property." It is referred to here and in this report because it is a major guiding document for the business valuation profession and its standard-setting organizations.

----------------------------------------------------------- --------------------
October 16, 2000 Fairness Opinion of WW Capital Corporation          Page 1 of 5
----------------------------------------------------------- --------------------

This Fairness Opinion encompasses all significant items which could be identified from financial and other documents of the Company, and from limited external references and sources of information on the Company and limited sources of information on the industry in which it conducts trade. No detailed inspection or audit was made of bank statements, employment records, payroll, expenditures, nor was a detailed item-by-item estimate made of fair market value of furniture, fixtures and equipment.

The approaches to valuation which were utilized in this report are summarized in Table 1 below. The final approach chosen to be utilized for the estimates of value was a blended calculation of capitalized earning, book value, and an acquisition premium, and the application of those values to the financial data of the Company.

Other approaches were considered by Due Diligence, Inc., including the cost to create the intangible asset values of the Company, the "market value" approach using comparable companies, and other approaches. No weight was placed in these values relative to the values estimated from use of the blended calculations referred to above.

   Table 1: Summary of Fair Market Valuation Approaches Considered and Chosen

------------------------------------------------------------------------
                         Valuation Approaches
-------------------------------------------------------------- ---------
1. Capitalization of Earnings                                     No
-------------------------------------------------------------- ---------
2. Capitalization of Excess Earnings                             Yes
-------------------------------------------------------------- ---------
3. Capitalize                                                    N/A
-------------------------------------------------------------  ---------
(a) Dividends
-------------------------------------------------------------- ---------
 (b) Dividend Paying Capacity                                    N/A
-------------------------------------------------------------- ---------
4. Book Value                                                    Yes
(a) Accounting
-------------------------------------------------------------- ---------
 (b) Economic (license, intellectual property)                    No
-------------------------------------------------------------- ---------
 (c) Adjusted (Going Concern)                                    Yes
-------------------------------------------------------------- ---------
5. Guideline Comparables - Entire Companies                      N/A
-------------------------------------------------------------- ---------
6. Guideline Comparables- Stock                                  N/A
(a) Price/Earnings
-------------------------------------------------------------- ---------
 (b) Price/Book Value                                            N/A
-------------------------------------------------------------- ---------
 (c) Price/Dividend                                              N/A
-------------------------------------------------------------- ---------
 (d) Price/Cash Flow                                             N/A
-------------------------------------------------------------- ---------
 (e) Price/Gross Revenue                                         N/A
-------------------------------------------------------------- ---------
 (f) Price/Assets                                                N/A
-------------------------------------------------------------- ---------
7. Liquidation Value                                              No
-------------------------------------------------------------- ---------
8. Sales of Stock                                                 No
-------------------------------------------------------------- ---------
9. Net Present Value, Discounted Future Income                    No
-------------------------------------------------------------- ---------
10. Discounted Earnings                                           No
-------------------------------------------------------------- ---------
11. Company Transactions                                          No
-------------------------------------------------------------- ---------

Notes: N/A = Not Applicable

----------------------------------------------------------- --------------------
October 16, 2000 Fairness Opinion of WW Capital Corporation          Page 2 of 5
----------------------------------------------------------- --------------------

In completion of this opinion, the following inspections were accomplished in addition to our normal valuation review:

1)   Reviewed the prospective summary plan of split-off.
2)   Reviewed publicly available information concerning the Company.
3)   Reviewed  publicly  available  information   concerning  potential  similar
     companies, the trading markets for their securities and the nature and terms of certain other transactions believed to be relevant by Due Diligence, Inc.
4) Reviewed and discussed with certain representatives of management of the Company information concerning their past and current operations, financial condition and prospects.
5) Reviewed and discussed the prospective plan of Split-off with certain of Company's counsel and management.
6) Reviewed and discussed various aspects of this report and approaches to valuation with certain Company's auditors and accountants.
7) Performed such other analyses and examinations as Due Diligence, Inc. has deemed appropriate.

The review process relied on representations provided by the management of the Company. The "Fairness Opinion" is offered based on consummation of the Split-off under consideration upon the terms described to Due Diligence, Inc., without any additional amendments or waivers by the Company's shareholders of any of the terms or conditions of the transaction.

Based upon the analysis of this report, it is the opinion of Due Diligence, Inc., that the Book Value of WW Capital for the purposes identified within the stated engagement, is $2,953,994. A Book Value multiple of 1.5-1.7 times Book Value offers a fair premium range for a possible acquisition of the Company, which may be as much as a multiple of 2 times book value. However, no such possible acquisition currently exists. Therefore, it is the opinion of Due
Diligence, Inc. that the Fair Market Value of WW Capital Corporation for purposes as identified within the stated engagement is 1.5 times Book Value or $4,430,991. Further, based upon the analysis of this report, it is the opinion of Due Diligence, Inc., that the Values for Titan and WWM are as shown in the Table 2 below.

            Table 2: Fair Market Value for WW Capital Corporation, WW
                         Manufacturing/Eagle, and Titan
             Based on Book Value Combined with Capitalized Earnings
                        Based on Year Ended June 30, 2000
--------------------------------------------------------------------------------
Book Value of WW Capital                                             $2,953,994
--------------------------------------------------------------------------------
Fair Market Value of WW Capital (1.5 multiple of Book Value)         $4,430,991
--------------------------------------------------------------------------------
Capitalized Earnings Comparative Ratio, WWM                              57.99%
--------------------------------------------------------------------------------
Capitalized Earnings Comparative Ratio, Titan                            42.01%
--------------------------------------------------------------------------------
Fair Market Value, WWM                                               $2,569,532
--------------------------------------------------------------------------------
Fair Market Value, Titan                                             $1,861,459
--------------------------------------------------------------------------------
Differential in Fair Market Value of Titan                             $708,073
--------------------------------------------------------------------------------
Fair Market Value of Shares of WW Capital to be                      $2,711,767
Acquired by WW Capital ($4,430,991 times 0.612)
--------------------------------------------------------------------------------
Additional Consideration for Equalization of Values
                                                                       $850,000
--------------------------------------------------------------------------------

----------------------------------------------------------- --------------------
October 16, 2000 Fairness Opinion of WW Capital Corporation          Page 3 of 5
----------------------------------------------------------- --------------------

--------------------------------------------------------------------------------
                        Statement of Fairness Opinion
        The Split-off, as described to Due Diligence, Inc. by Company management and counsel to the Company, as analyzed by Due Diligence, Inc., and based on the values as shown in this report,  determined  by an  examination  of  the  audited  and unaudited  financial  statements,  and  adjusted to reflect an
        equalization   amount  of   $850,000,   to  account   for  the
        acquisition by the Company of approximately 61.2% of the Company's outstanding Common Stock, is, in our opinion, fair to the shareholders of WW Capital Corporation, who shall remain following consummation of the Split-Off.

--------------------------------------------------------------------------------

This opinion is valid for this referenced "Fairness Opinion" report for the stated purpose of assessing the fairness of the transaction and is contingent upon various limitations and other statements, and including those contingencies and limitations specifically expressed within this report.

A hypothetical buyer would most probably consider all analyses. However, they are not all of equal decision-making importance. The emphasis on book value combined with earnings (with the weight on capitalized earnings to reflect comparative values between WWM and Titan and the weight on book value for overall valuation) with a systematic business and mathematical analysis reflects Due Diligence, Inc.'s current assessment of the status of the Company. Capitalized earnings, on average, provide less biased estimates of a firm's value than book value does. By combining book value and earnings in this report, and taking into account the acquisition premium, Due Diligence, Inc. has arrived at a blended calculation of capitalized earnings, book value and acquisition premium which yields a less biased estimate of fairness for the Split-Off currently under consideration by WWM and Titan.

XII. Assumptions and Limiting Conditions
================================================================================
This Fairness Opinion incorporates the following assumptions and limiting conditions:

1) The Fairness Opinion was made, and this report has been prepared for the purposes stated in the report. Neither the report nor the information it contains should be used for any other purpose, and they are invalid if so used. Further, the report and findings are relevant only to the definition of value as stated in the report.
2) This Fairness Opinion is based upon information obtained from sources that, with exceptions as noted herein, Due Diligence, Inc. believes to be reliable. However, Due Diligence, Inc. has not had the opportunity to confirm the validity of all of the information, and, accordingly, it cannot be guaranteed.
3) Due Diligence, Inc. assumes no responsibility for matters of a legal nature affecting the property or company valued, nor is any opinion of title rendered. The Fairness Opinion assumes marketable titles to the securities and related Company property.
4) Neither this Fairness Opinion nor any part of it shall be used in connection with any other valuation, gift of securities, valuation estimate or decision, promotional or public purpose, or other application not directly related to the purpose and function of this Fairness Opinion.

----------------------------------------------------------- --------------------
October 16, 2000 Fairness Opinion of WW Capital Corporation          Page 4 of 5
----------------------------------------------------------- --------------------

5) Due Diligence, Inc., by reason of performing this valuation and preparing this report, is not to be required to give testimony nor to be in attendance in court or at any governmental hearing with reference to the matters herein, unless prior arrangements have been made with Due Diligence, Inc. relative to such additional professional services employment.
6) None of the contents of this report, nor copy thereof, shall be conveyed by anyone, including the client or their representatives, to the public through advertising, public relations, news, sales, or other media, without prior approval and written consent of Due Diligence, Inc. including conclusions relative to value, or the identity of Due Diligence, Inc.
7) Copies of this report are provided to Client, with Due Diligence, Inc.'s permission for further conveyance to Auditor and/or Legal Counsel of Client. It is recognized that Client and Auditor and/or Legal Counsel, or their agents, have permission to use the report for official purposes pursuant to the value estimates of securities. The intent of this restriction of dissemination to the above-mentioned entities is that Due Diligence, Inc.'s intent is to avoid any inference that Due Diligence, Inc. may have breached any responsibilities of confidentiality, and to avoid any inference that Due Diligence, Inc.'s conclusions or report may have a beneficial or negative effect on the Client, the Company, or on any regulatory agency which could have an influence on the Company or on any investors, employees or other party which could be affected in any manner by this valuation or report.

XIII. Due Diligence, Inc.'s Certification
================================================================================
Pursuant to the Fairness Opinion of WW Capital Corporation, Due Diligence, Inc. certifies that, to the best of its knowledge and belief:

1)   The statements of fact contained in this report are true and correct;
2) The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are Due Diligence, Inc.'s corporate, unbiased professional analyses, opinions and conclusions;
3) Due Diligence, Inc.'s compensation is not contingent on an action or event resulting from the analyses, opinions, or conclusions in, or the use of, this report;
4) None of Due Diligence, Inc. or its affiliates, or personnel employed by Due Diligence, Inc. or its affiliates, have any present interest in the property that is the subject of this report;
5)   Due Diligence, Inc. has no bias with respect to the parties involved; and
6) Due Diligence, Inc. has examined the documents and financial records described herein, and has held the discussions mentioned in this report.

October 16, 2000

Due Diligence, Inc.

----------------------------------------------------------- --------------------
October 16, 2000 Fairness Opinion of WW Capital Corporation          Page 5 of 5
----------------------------------------------------------- --------------------

--------------------------------------------------------------------------------

                                  APPENDIX III

--------------------------------------------------------------------------------

WW Capital Corporation
Consoladation Worksheet
30-Jun-00

                                              Historical                                     Pro Forma
                                  --------------------------------   ---------------------------------------------------------------
                                                                       WW Capital           Titan
                                                                      Adjustments        Adjustments     WW Capital      Titan
                                    WW Capital    Titan Industries  For Disposition    For Disposition    Adjusted       Adjusted
                                   ============   ================  ---------------    --------------- -------------  --------------
CASH                                 410,883.41        96,985.69     1,000,000.00    1   850,000.00 7    219,897.72     946,985.69
                                                                      (850,000.00)   2
                                                                      (144,000.00)   3
                                                                      (100,000.00)   4
A/R                                2,778,733.53     1,628,434.56                                       1,150,298.97   1,628,434.56
ALLOWANCE                            (88,000.00)      (50,000.00)                                        (38,000.00)    (50,000.00)
                                   ------------     ------------                                       ------------   ------------

                       Net A/R's   2,690,733.53     1,578,434.56                                       1,112,298.97   1,578,434.56
                                   ------------     ------------                                       ------------   ------------

A/R OTHER                             42,789.03         1,350.24                                          41,438.79       1,350.24

INVENTORIES:                                  -
 RAW MATERIALS                       563,122.83                -                                         563,122.83              -
 WIP                                 388,055.86                -                                         388,055.86              -
 FINISHED GOODS                    3,366,775.28     2,537,366.93                                         829,408.35   2,537,366.93
                                    -----------       ----------                                        -----------     ----------

                 Total Inventory   4,317,953.97     2,537,366.93                                       1,780,587.04   2,537,366.93
                                   ------------     ------------                                       ------------   ------------

PREPAID EXP                           35,914.48        13,817.11                                          22,097.37      13,817.11

DEFERRED TAXES                       114,000.00        22,000.00       (92,000.00)   6  (22,000.00) 9          -              -
S/T NOTES- STOCKHOLDERS                  507.00                -                                             507.00              -
                                    -----------       ----------                                        -----------     ----------
                       Sub-Total     150,421.48        35,817.11                                          22,604.37      13,817.11
TOTAL CURRENT ASSETS               7,612,781.42     4,249,954.53                                       3,176,826.89   5,077,954.53
                                   ------------     ------------                                       ------------   ------------

PROPERTY & EQUIP                   4,817,913.25     1,593,974.90                                       3,223,938.35   1,593,974.90
 ACCUM DD&A                       (2,858,586.16)     (723,927.99)                                     (2,134,658.17)   (723,927.99)
                                   ------------     ------------                                       ------------   ------------

                                   1,959,327.09       870,046.91                                       1,089,280.18     870,046.91
                                   ------------     ------------                                       ------------   ------------

OTHER ASSETS:                                                                                                     -              -
L/T NOTES RELATED                     21,627.11                -                                          21,627.11              -

LOAN ACQUISITION COSTS                41,294.39        16,723.38                                          24,571.01      16,723.38
OTHER                                 10,453.75                -                                          10,453.75              -
                                   ------------     ------------                                       ------------   ------------

 TOTAL OTHER ASSETS                   73,375.25        16,723.38                                          56,651.87      16,723.38
                                   ------------     ------------                                       ------------   ------------

TOTAL ASSETS                       9,645,483.76     5,136,724.82                                       4,322,758.94   5,964,724.82
                                   ============     ============                                       ============   ============

                                              Historical                                     Pro Forma
                                  --------------------------------   ---------------------------------------------------------------
                                                                       WW Capital           Titan
                                                                      Adjustments        Adjustments     WW Capital      Titan
                                    WW Capital    Titan Industries  For Disposition    For Disposition    Adjusted       Adjusted
                                   ============   ================  ---------------    --------------- -------------  --------------
ACCOUNTS PAYABLE                   2,728,866.82     1,731,931.75                                         996,935.07   1,731,931.75
S/T OF L/T DEBT                      418,000.00        57,000.00                                         361,000.00      57,000.00
S/T OF CAP LEASE                      23,000.00                -                                          23,000.00              -
ACCR PAYROLL & TAXES                 303,279.61        93,460.41                                         209,819.20      93,460.41
ACCR INCOME TAXES                     45,000.00         9,000.00       (36,000.00)   6   (9,000.00) 9             -              -
ACCR PROPERTY TAXES                   30,253.93        13,258.93                                          16,995.00      13,258.93
ACCRUED INTEREST                      26,203.08        11,126.77                                          15,076.31      11,126.77
OTHER                                 88,195.53        11,649.02                                          76,546.51      11,649.02
                                   ------------     ------------                                       ------------   ------------

TOTAL CURRENT LIAB                 3,662,798.97     1,927,426.88                                       1,699,372.09   1,918,426.88
                                   ------------     ------------                                       ------------   ------------

OTHER LIABILITIES:
L/T DEBT                           2,783,192.05     1,330,200.28     1,000,000.00    1                 2,741,872.32   1,330,200.28
                                                                       288,880.55    5
L/T CAP LEASE                         68,426.55                -                                          68,426.55              -
DEFERRED TAXES                       131,000.00        25,000.00      (106,000.00)   6  (25,000.00) 9             -              -
OTHER                                 46,071.97                -                                          46,071.97              -
                                   ------------     ------------                                       ------------   ------------

                                   3,028,690.57     1,355,200.28                                       2,856,370.84   1,330,200.28
                                   ------------     ------------                                       ------------   ------------

TOTAL LIABILITIES                  6,691,489.54     3,282,627.16                                       4,555,742.93   3,248,627.16
                                   ------------     ------------                                       ------------   ------------

STOCKHOLDERS EQUITY
 COMMON STOCK                         55,406.06         8,000.00                                          47,406.06       8,000.00
 PAID IN CAPITAL                   3,304,628.96       288,804.67                                       3,015,824.29     288,804.67
 RETAINED EARNINGS                  (695,911.74)    1,498,115.83      (288,880.55)   5   850,000.00 7 (2,482,908.12)  2,348,115.83
 CURRENT EARNINGS                    338,776.94        67,177.16      (144,000.00)   3    12,000.00 9     77,599.78      79,177.16
                                                                      (100,000.00)   4
                                                                        50,000.00    6
                                   ------------     ------------                                       ------------   ------------

                                   3,002,900.22     1,862,097.66                                         657,922.01   2,724,097.66
 LESS TREAS STOCK                    (48,906.00)       (8,000.00)     (850,000.00)   2                  (890,906.00)     (8,000.00)
                                   ------------     ------------                                       ------------   ------------

TOTAL STOCK EQUITY                 2,953,994.22     1,854,097.66                                        (232,983.99)  2,716,097.66
                                   ------------     ------------                                        -----------   ------------

TOTAL LIAB & EQUITY                9,645,483.76     5,136,724.82                                       4,322,758.94   5,964,724.82
                                   ============     ============                                       ============   ============

                                              Historical                                     Pro Forma
                                  --------------------------------  ----------------------------------------------------------------
                                                                       WW Capital           Titan
                                                                      Adjustments        Adjustments     WW Capital      Titan
                                    WW Capital    Titan Industries  For Disposition    For Disposition    Adjusted       Adjusted
                                   ============   ================  ---------------    --------------- -------------  --------------
NET SALES                         21,263,752.85     9,053,165.57                                      12,210,587.28   9,053,165.57
COST OF GOODS                     17,209,258.51     7,494,237.10                                       9,715,021.41   7,494,237.10
                                  -------------     ------------                                       ------------   ------------

GROSS PROFIT                       4,054,494.34     1,558,928.47                                       2,495,565.87   1,558,928.47
                                   ------------     ------------                                       ------------   ------------

OPERATING EXPENSES:
 SELLING                           1,516,131.05       552,226.93                                         963,904.12     552,226.93
 GENERAL & ADMINISTRATIVE          1,904,143.02       684,944.32                        144,000.00  8  1,219,198.70     828,944.32
                                   ------------     ------------                                       ------------   ------------

 TOTAL EXPENSES                    3,420,274.07     1,237,171.25                                       2,183,102.82   1,381,171.25
                                   ------------     ------------                                       ------------   ------------

OPERATING EARNINGS                   634,220.27       321,757.22                                         312,463.05     177,757.22
                                   ------------     ------------                                       ------------   ------------

 OTHER INCOME(EXPENSE):
 INTEREST INCOME                      64,251.95        44,349.03                                          19,902.92      44,349.03
 INTEREST EXPENSE                   (316,604.50)     (145,480.68)     (100,000.00)   4                  (271,123.82)   (145,480.68)
 (LOSS)GAIN ON ASSETS                    685.44          (458.41)                                          1,143.85        (458.41)
 OTHER INCOME (EXPENSE)               18,223.78         3,010.00                                          15,213.78       3,010.00

TOTAL OTHER INCOME(EXP)             (233,443.33)      (98,580.06)                                       (234,863.27)    (98,580.06)
                                   ------------     ------------                                       ------------   ------------

EARNINGS BEFORE TAXES                400,776.94       223,177.16                                          77,599.78      79,177.16

INCOME TAXES                          62,000.00        12,000.00       (50,000.00)   6  (12,000.000) 9            -              -
                                   ------------     ------------                                       ------------   ------------

NET EARNINGS                         338,776.94       211,177.16                                          77,599.78      79,177.16
MAN FEES                                      -       144,000.00       144,000.00    3  (144,000.00) 8            -              -
                                   ------------     ------------                                       ------------   ------------

                                     338,776.94        67,177.16                                          77,599.78      79,177.16
                                     ==========        =========                                          =========      =========

EARNINGS PER SHARE                         0.06             0.02                                               0.04           0.02
                                     ==========        =========                                          =========      =========


W AVE SHARES O/S                   5,540,661.00     3,390,399.00                                       2,150,262.00   3,390,399.00


LEGEND
WW Capital Pro Forma Adjustments:
Loan from Thomas Investment Group                       1
Pay out to buy back stock                               2
Loss of Titan management fees                           3
Additional interest cost - Thomas Investment Group      4
Record note payable to Titan for intercompany balance   5
Reduce income tax expense.  NOL sufficient              6

Titan Pro Forma Adjustments:
Cash received from WW Capital                           7
Administrative expenses                                 8
Reduce income tax expense.  NOL sufficient              9